SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐ Preliminary proxy statement ☒ Definitive proxy statement ☐ Definitive Additional Materials ☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12	☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

ITRON, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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Your prompt return of the enclosed proxy card will save the postage expense of additional mailings. Your immediate attention to these materials is greatly appreciated.

March 17, 2010

Dear Shareholder:

On behalf of the Board of Directors, I invite you to attend the Itron, Inc. 2010 Annual Meeting of Shareholders. We hope you can join us. The annual meeting will be held:

At:	Principal Executive Offices of the Company Itron, Inc. — in the Atrium 2111 N. Molter Road Liberty Lake, Washington 99019

On:	Tuesday, May 4, 2010

Time:	8:00 a.m., local time

For our shareholders’ convenience, we will provide a continental breakfast beginning at 7:30 a.m. At that time, shareholders will also have an opportunity to meet personally with our directors and officers to discuss any questions they may have. The annual meeting will begin promptly at 8:00 a.m.

We are delivering our proxy materials to the majority of our shareholders over the Internet, thereby conserving natural resources and lowering delivery costs. On or about March 23, 2010, we will mail to our shareholders a Notice of Internet Availability of Proxy Materials (Notice) that provides instructions on how to access via the Internet our Notice of Annual Meeting of Shareholders, the proxy statement, and our Annual Report to Shareholders. The Notice also contains instructions on how to vote online or by telephone, and includes instructions on how to receive a paper copy of the proxy materials by mail, if desired. On or about March 30, 2010, we expect to mail this proxy statement and the enclosed proxy card to certain other shareholders of record.

Whether or not you plan to attend the annual meeting, please take the time now to read the proxy statement and vote by telephone, the Internet, or by mail so that you are assured of an opportunity to vote on all matters scheduled to come before the meeting. You may revoke your proxy at any time before it is exercised. Regardless of the number of Itron shares you own, your presence in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

Thank you for your continuing interest in Itron. We look forward to seeing you at our annual meeting.

Sincerely,

Malcolm Unsworth
President and Chief Executive Officer

Itron, Inc., 2111 N. Molter Road, Liberty Lake, Washington 99019-9469; (509) 924-9900 or (800) 635-5461

ITRON, INC.

2111 N. Molter Road

Liberty Lake, Washington 99019

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 4, 2010

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Itron, Inc. will be held at the principal executive offices of Itron, Inc., in the Atrium, at 2111 N. Molter Road, Liberty Lake, Washington, at 8:00 a.m., local time, on Tuesday, May 4, 2010, for the following purposes:

(1)	to elect three directors to the Itron, Inc. Board of Directors;

(2)	to approve the Itron, Inc. 2010 Stock Incentive Plan;

(3)	to approve the Itron, Inc. Executive Management Incentive Plan;

(4)	to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2010 fiscal year; and

(5)	to transact any other business that may properly come before the annual meeting.

The Board of Directors has established the close of business on February 26, 2010 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting.

All shareholders are cordially invited to attend the annual meeting in person.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER ANNUAL MEETING TO BE HELD ON MAY 4, 2010:

Our proxy statement and our Annual Report to Shareholders are available for all shareholders at http://bnymellon.mobular.net/bnymellon/itri.

Your vote is very important. To ensure representation at the annual meeting, shareholders are urged to vote as promptly as possible. To vote your shares, please refer to the instructions on the proxy card or voting instruction form, or review the section titled “Voting” beginning on page one of the accompanying proxy statement. Any shareholder attending the annual meeting may vote in person even if that shareholder has returned a proxy.

By order of the Board of Directors,

John W. Holleran
Corporate Secretary

Liberty Lake, Washington

March 17, 2010

PROXY STATEMENT

This proxy statement is being furnished to shareholders of Itron, Inc. in connection with the solicitation by our Board of Directors of proxies for use at the 2010 Annual Meeting of Shareholders. The meeting will be held at the principal executive offices of Itron, Inc. (Itron, or the Company), in the Atrium, at 2111 N. Molter Road, Liberty Lake, Washington, at 8:00 a.m., local time, on Tuesday, May 4, 2010, for the purposes listed in the accompanying Notice of Annual Meeting of Shareholders. We expect to mail this proxy statement and accompanying proxy to certain of our shareholders on or about March 30, 2010. The majority of our shareholders will be mailed a Notice of Internet Availability of Proxy Materials, as described below, on or about March 23, 2010.

Internet Availability of Annual Meeting Materials

We are making our proxy materials available over the Internet rather than mailing paper copies of those materials to every shareholder. On or about March 23, 2010, we will mail to the majority of our shareholders, a Notice of Internet Availability of Proxy Materials directing shareholders to the web site noted below where they can access our proxy materials and view instructions on how to vote via the Internet or by phone.

The following proxy materials are available for you to review online at http://bnymellon.mobular.net/bnymellon/itri:

■	The Company’s Notice of Annual Meeting of Shareholders;

■	The Company’s 2010 Proxy Statement;

■	The Company’s Annual Report to Shareholders for the year ended December 31, 2009 (which is not deemed to be part of the official proxy soliciting materials); and

■	Any amendments to the foregoing materials that may be required to be furnished to the shareholders by the SEC.

Matters to Be Considered at the Annual Meeting

At the annual meeting, we will consider and vote on the following matters:

(1)	to elect three directors to the Itron, Inc. Board of Directors for terms of three years (until 2013);

(2)	to approve the adoption of the Itron, Inc. 2010 Stock Incentive Plan;

(3)	to approve the adoption of the Itron, Inc. Executive Management Incentive Plan;

(4)	to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2010 fiscal year; and

(5)	to transact any other business that may properly come before the annual meeting.

Record Date and Outstanding Shares

Holders of record of our common stock at the close of business on February 26, 2010, are entitled to notice of, and to vote at, the annual meeting. On the record date, there were 40,188,853 shares of our common stock outstanding. Each outstanding share of our common stock will entitle its holder to one vote on each of the three directors to be elected and one vote on each other matter to be voted on at the annual meeting. Each of our directors and executive officers intends to vote or direct the vote of all shares of common stock over which he or she has voting control in favor of (i) the election of the nominees for director, (ii) the adoption of the Itron, Inc. 2010 Stock Incentive Plan, (iii) the adoption of the Itron, Inc. Executive Management Incentive Plan, and (iv) the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm.

Quorum and Voting

Each shareholder is entitled to one vote per share of common stock held on each matter to be voted on. The presence at the annual meeting, in person or by proxy, of holders of a majority of the outstanding shares of common stock on the record date will constitute a quorum. Abstentions and “broker non-votes” (shares held by a broker or nominee who does not have the authority, express or discretionary, to vote on a particular matter) on any of the proposals to be voted on will be counted only for purposes of determining the presence of a quorum.

You may vote your shares in one of several ways, depending on how you own your shares.

Registered Shareholders

Vote by Internet (by going to http://www.proxyvoting.com/itri and following the voting instructions); by toll-free telephone (by calling 1-866-540-5760 and following the voting instructions); or by mail (by using the paper copy of the proxy materials sent to you) by marking, signing, dating, and mailing the enclosed proxy card in the postage-paid envelope.

Beneficial Shareholders

If your shares are held in the name of a broker, bank or other nominee, follow the voting instructions on the voting instruction form provided by the holder of record, to vote your shares.

Proposal One: each nominee for director is elected by the vote of the majority of the votes cast with respect to that director’s election. Holders of common stock are not entitled to cumulative votes in the election of directors. Abstentions from voting on this matter will not be counted. Note that brokers and other holders of record no longer have discretionary voting authority (as they have in the past for uncontested director elections) to vote your shares in the election of directors, absent voting instructions from you. Therefore, if you do not provide voting instructions on proposal number one to the holder of record for your shares, they will not be voted in the election of directors.

Proposal Two: the Itron, Inc. 2010 Stock Incentive Plan will be adopted if the number of votes cast “for” the Plan exceeds the number of votes cast “against” approval of the Plan. We will not count any shares whose ballot is marked as “withheld”, that are otherwise present at the meeting but for which there is an abstention, or to which a shareholder gives no authority or direction (broker non-votes). Therefore, if you do not provide voting instructions to the holder of record for your shares, they will not be counted in the vote for proposal number two.

Proposal Three: the Itron, Inc. Executive Management Incentive Plan will be adopted if the number of votes cast “for” the adoption of the Plan exceeds the number of votes cast “against” approval of the Plan. We will not count any shares whose ballot is marked as “withheld”, that are otherwise present at the meeting but for which there is an abstention, or to which a shareholder gives no authority or direction (broker non-votes). Therefore, if you do not provide voting instructions to the holder of record for your shares, they will not be counted in the vote for proposal number three.

Proposal Four: the appointment of the Company’s independent registered public accounting firm for 2010 will be ratified if the majority of the votes cast are in favor of the proposal. Abstentions from voting will not be counted. There will be no broker non-votes on the ratification of the Company’s independent registered public accounting firm because brokers who hold shares for the accounts of their clients have discretionary authority to vote such shares in this matter.

Unless contrary instructions are specified, if the proxy is completed and submitted (and not revoked) prior to the annual meeting, the shares represented by the proxy will be voted FOR proposals one through four, and in accordance with the best judgment of the named proxies on any other matters properly brought before the annual meeting.

Revocability of Proxies

Shares represented at the annual meeting by properly signed proxies will be voted at the annual meeting in accordance with the instructions given in the proxy. A shareholder may revoke a proxy at any time before the vote. Mere attendance at the annual meeting will not revoke a proxy. A proxy may be revoked by:

■	submitting a later-dated proxy for the same shares at any time before the proxy is voted;

■	delivering written notice of revocation to the Corporate Secretary of Itron at any time before the vote; or

■	attending the annual meeting and voting in person.

If you voted by telephone or the Internet and wish to change your vote, you may call the toll-free number or go to the Internet site, whichever is applicable to your earlier vote, and follow the directions for changing your vote. If the annual meeting is postponed or adjourned for any reason, at any subsequent reconvening of the annual meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the annual meeting (except for any proxies that have at that time effectively been revoked or withdrawn).

Proxy Solicitation Costs

We have retained The Altman Group, Inc., 1200 Wall Street West, Third Floor, Lyndhurst, NJ 07071, to aid in the solicitation of proxies. We will bear the cost of such solicitation of proxies, which we estimate will be approximately $6,500 plus expenses. Proxies may be solicited by personal contact, mail, telephone, or facsimile. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of our common stock for their reasonable expenses in forwarding solicitation materials to the beneficial owners. Our directors, officers, and employees may also solicit proxies personally or by telephone, without additional compensation.

ITEM 1 — ELECTION OF DIRECTORS

The Board of Directors (Board) is divided into three classes, with each director holding office for a three-year term or until his or her successor has been elected and qualified. At the annual meeting, three directors are to be elected for a term of three years (until 2013) or until his or her successor is duly elected and qualified. Unless authority is withheld, the persons named as proxies in the accompanying proxy card will vote for the election of the nominees listed below. If any of the nominees becomes unavailable to serve, the persons named as proxies will have discretionary authority to vote for a substitute nominee.

Our Board has nominated each of the following persons for election as a director to serve until 2013. Each nominee is currently a director and has indicated that he or she is willing and able to continue to serve as a director.

Thomas S. Glanville

Sharon L. Nelson

Malcolm Unsworth

We have concluded that each of the nominees for re-election, as well as the other directors who will continue in office, have the skills, experience, knowledge, and personal attributes that are necessary to effectively serve on our Board. As described below in their biographies and the section “Director and Director Nominee Qualifications” that follows, the qualifications of our directors and director nominees support our conclusion that each of the individuals should serve as a director in light of our current business operations and structure.

THE BOARD RECOMMENDS THAT YOU VOTE FOR

THE ELECTION OF EACH OF THE THREE NOMINEES FOR DIRECTOR.

Nominees to Serve until 2013 (Class 3)

Thomas S. Glanville (age 51) has been a director since 2001. Mr. Glanville has been managing partner of both Eschelon Energy Partners, LP, an energy industry private equity firm, and Eschelon Advisors, a financial and strategic consulting firm to energy/utility industry principals, since 2003. From 1999-2002, Mr. Glanville served as vice president of technology and new ventures for Reliant Energy, Inc., one of the world’s largest international energy services companies, and its affiliate, Reliant Resources, Inc. He currently serves on the boards of directors of Chroma Exploration and Production, Inc., and Strand Energy, L.L.C., both privately-held oil and gas exploration and production companies. Mr. Glanville brings to the Board financial expertise, industry-related experience through his association with Reliant Energy, and technology skills that include his involvement with electric metering studies and research while he was Vice President of Technology for Reliant Energy. He is currently President of the Texas Tri-Cities branch of the National Association of Corporate Directors (Houston, Austin, San Antonio).

Sharon L. Nelson (age 63) has been a director since 2003. Ms. Nelson is an attorney and served as chief of the Consumer Protection Division of the Washington State Attorney General’s Office from 2003 to 2006, and as director of the Shidler Center for Law, Commerce, and Technology at the University of Washington from 2000 to 2003. In addition, Ms. Nelson has been a consultant to both corporations and nonprofit organizations specializing in advice on public policy and regulation. In the past she has served as chair of the Washington Utilities and Transportation Commission and as president of the National Association of Regulatory Utility Commissioners. She currently is a member of the National Commission on Energy Policy and is co-chair of the U.S. China Clean Energy Forum. Previously, she served as chair of the board of directors of Consumers Union, publisher of Consumer Reports. She also served previously as a member of the Board of Trustees of the North American Electrical Reliability Corporation (NERC) based in Princeton, New Jersey. NERC’s members consist of the owners, operators and users of the North American bulk electrical system. The U.S. Federal Energy Regulatory Commission granted NERC the legal authority to enforce reliability standards on users of the bulk power system. Ms. Nelson has also served on the boards of two other public corporations, XO Telecommunications (now private) and Covad

Communications. Her experience as an executive and as a board member of other public companies, her legal education, and her knowledge of public policy and regulation systems are of great value in her role as a director of Itron.

Malcolm Unsworth (age 60) has been a director of Itron since December 2008, when he was appointed by the Board. He was named President and Chief Operating Officer of Itron in April 2008, and promoted to President and Chief Executive Officer in March 2009. Mr. Unsworth joined Itron in July of 2004 as Sr. Vice President, Hardware Solutions, when Itron acquired Schlumberger Electricity Metering, a company where he spent 25 years, most recently as president of its electricity metering business. In April 2007, he was named Sr. Vice President and Chief Operating Officer for Itron International (formerly known as Actaris Metering Systems, a company acquired by Itron). Mr. Unsworth also serves on the Board of Governors of NEMA – the National Electric Manufacturers Association. As the only employee director on Itron’s Board, he possesses the specific manufacturing, industry, and technological expertise with respect to the software and hardware components of our business.

Directors Continuing in Office until 2012 (Class 2)

Michael B. Bracy (age 68) has been a director since 1992. Until his retirement in 1997, Mr. Bracy was executive vice president, chief financial officer, and a director of NorAm Energy Corporation (NorAm), previously known as Arkla, Inc., an integrated natural gas company engaged in gathering and processing natural gas, inter-and-intra-state pipeline transportation, and retail natural gas distribution. Mr. Bracy is a former member of the board of directors of TEPPCO Partners, L.P., a New York Stock Exchange (NYSE) traded public limited partnership, where he served from March 2005 until October 2009. Mr. Bracy brings extensive financial experience to the Board with his past positions as a chief financial officer with two different companies, and his prior affiliation with Chase Manhattan Bank where he managed banking and credit relationships with numerous electric and gas utilities. Also, while associated with NorAm and another previous employer, he was directly involved with the consummation of a number of mergers and acquisitions, which knowledge we believe adds additional value to Mr. Bracy’s role on our Board.

Kirby A. Dyess (age 63) has been a director since 2006. Ms. Dyess is a principal in Austin Capital Management LLC where she invests in and assists early stage companies. Prior to forming Austin Capital Management LLC in 2003, Ms. Dyess spent 23 years in various executive and management positions at Intel Corporation, most recently serving as corporate vice president and director of operations for Intel Capital, vice president and director of new business development, and vice president of global human resources. Ms. Dyess served on the board of directors of Merix Corporation, a NASDAQ traded company, until February 2010 when Merix and Via Systems Inc. were merged. She has joined the board of the resulting public company, VIA Systems Group Inc. She also serves on the board of Complí, a privately-held company that provides compliance software to companies, and chairs the board of Prolifiq SW Inc., a privately-held enterprise software company. She also served as vice president and president of the Oregon Board of Higher Education, and served on its board from 2004 to 2009. In 2009, Ms. Dyess was elected to the board of directors of Portland General Electric (PGE), a public utility whose shares are traded on NYSE. Due to her positions at Intel Corporation, Ms. Dyess provides the Board a strong background in technology, brand marketing, human resources, mergers and acquisitions, and business development, in addition to business innovation and R&D knowledge that she utilizes in her current association with Austin Capital Management.

Graham M. Wilson (age 65) has been a director since 1990. Mr. Wilson has been sole shareholder and chairman of GraWil Consultants Inc., a management and financial consultant firm, since 2002. Prior to that, he was employed by Westcoast Energy Inc., an integrated energy company, where he held the positions of executive vice president and chief financial officer, and president and CEO, Services. Mr. Wilson also serves on the boards of directors of British Columbia Ferries Services Inc., Naikun Wind Energy Group Inc., and Daylight Energy Trust, and is a trustee of Hardwoods Distribution Income Trust. A Canadian citizen, Mr. Graham has extensive financial and senior leadership experience, particularly with energy businesses such as Westcoast Energy which focuses primarily on natural gas in the U.S. and Canada. He served as Vice President of Finance for two other public Canadian companies and currently serves on the audit committees of five public companies. In addition, through his consulting firm, GraWil Consultants Inc., Mr. Wilson assists various business enterprises with their operations and finances. His Canadian business and financial acumen brings an international perspective to our Board.

Directors Continuing in Office until 2011 (Class 1)

Jon E. Eliassen (age 63) has been a director since 1987, and effective January 1, 2010, is serving as our Chairman of the Board. Mr. Eliassen is managing director of Terrapin Capital Group, LLC, a business consulting and private equity firm. From 2003 until 2007, he was president and chief executive officer of the Spokane Area Economic Development Council, and from 1970 until 2003, he held numerous positions within Avista Corporation, a company involved in the production, transmission, and distribution of electricity and natural gas, before retiring in 2003 as senior vice president and chief financial officer, a position he had held since 1986. He has served since 2003 on the board of directors and audit committee of Red Lion Hotels Corporation, a NYSE traded company headquartered in Spokane, Washington, and in January 2010 was appointed Interim President and CEO. In addition, Mr. Eliassen is a member of the board of directors of IT Lifeline, a privately held technology company, and the Washington Technology Center, a state science and technology agency that facilitates and funds industry-university research collaborations. Mr. Eliassen has an extensive background with public utilities and the utility industry in general. He contributes to our Board his extensive financial experience that includes accounting, audit, strategic planning, business development, and financing strategy while associated with a public utility, and merger and acquisition involvement that has included due diligence processes, company and business valuation techniques, and financial analyses. In addition, Mr. Eliassen has been a principal or general partner in venture capital firms with expertise in evaluating businesses, and has several years’ experience as an expert witness before utility regulatory commissions in matters relating to financial strategy and policy, credit ratings, cost of capital, and capital structure.

Charles H. Gaylord, Jr. (age 64) has been a director since 2006. Mr. Gaylord is a private technology investor focusing on software and communications. Until his retirement in 1994, Mr. Gaylord was executive vice president for Intuit Inc., a leading developer of personal and small business finance software programs such as “Quicken” and “QuickBooks.” From 1990 to 1993, he served as chairman and chief executive officer of ChipSoft, Inc., the original publisher of the tax preparation software program “TurboTax”. Mr. Gaylord is a member of the board of directors and a member of the compensation committee of Proximetry Inc., a privately-held company, and a member of the advisory board of Technology Crossover Ventures I, an investment firm that invests primarily in private and public information technology companies. During various periods from 1990 to approximately 2002, Mr. Gaylord was a member of the boards of directors and served on the compensation committees of the following public companies: Stac, Inc.; HNC Software, Inc.; Maxis, Inc.; and Retek, Inc.; and also served as a director of a number of private technology companies. His wealth of knowledge of software services, brand marketing, IT technology, and business development adds to the diverse business backgrounds of our other members of the Board.

Gary E. Pruitt (age 60) has been a director since 2006. From 2007 to October 2009, Mr. Pruitt was chairman and chief executive officer of Univar N.V., a chemical distribution company with distribution centers in the U.S., Canada and Europe. He retired in October from his role as CEO of Univar, and still serves as the company’s non-executive chairman. He has been associated with Univar and related entities since 1978 and has held a variety of senior management positions within Univar and Van Waters & Rogers, Inc., which ultimately became Vopak USA Inc. Mr. Pruitt worked at Arthur Andersen & Co. as a chartered accountant from 1973 through 1977. He serves on the boards of directors of Public Storage, Inc., a NYSE traded company, Esterline Technologies, a NYSE technology company, and Premera Blue Cross. He brings to the Board his experience as a chief executive officer of a multi-national company and all the business attributes required of that position, along with operational and manufacturing expertise through his various other management positions held with Univar. His public accounting financial background and other public board experiences provide strategic and global perspectives on our business as well.

Director and Director Nominee Qualifications

Our Corporate Governance Committee assists the Board in reviewing the business and personal background of each of our directors with respect to Itron’s business and business goals. Our skill criteria for our Board members includes the following: executive leadership experience; functional knowledge of technology and technology applications; international business experience; knowledge of the utility and energy industry; marketing and sales experience; financial experience gained from a chief financial officer position, a CPA or other financial reporting background; expertise in manufacturing or software services; experience as an independent board member with a public company; experience in business integrations, including mergers and acquisitions; and legal or corporate law background. In addition, we look for the following personal criteria: an effective negotiator, listener and team player; a visionary with a strategic and global perspective; a successful leader with a proven record of accomplishments; a problem-solver; an effective decision-maker; and a person who will take a strong interest in the Company.

Our Corporate Governance Committee generally considers diversity as one of several factors relating to overall composition when making nominations to our Board. While we do not have a formal policy governing how diversity is considered, the Corporate Governance Committee generally considers diversity by examining the entire Board membership and, when making nominations to our Board, by reviewing the diversity of the entire Board. The Corporate Governance Committee construes Board diversity broadly to include many factors. As a result, the Corporate Governance Committee strives to ensure that our Board is represented by individuals with a variety of different opinions, perspectives, personal, professional and industry experience and backgrounds, skills, and expertise.

When the Corporate Governance Committee considers candidates to be recommended to the Board for inclusion on the slate of director nominees for the next annual meeting of shareholders, it creates a matrix for each candidate to address our criteria. In addition to the qualities described previously in the individual director biographies, the following matrix summarizes the skills and attributes of our directors and director nominees for 2010 that we believe are essential to our business:

Director Qualifications and Attributes

	Mike Bracy	Kirby Dyess	Jon Eliassen	Charles Gaylord	Thomas Glanville	Sharon Nelson	Gary Pruitt	Malcolm Unsworth	Graham Wilson
Senior leadership/CEO/COO experience	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Business development experience		Ö	Ö	Ö	Ö		Ö	Ö	Ö
Financial expertise/CFO	Ö		Ö	Ö	Ö		Ö	Ö	Ö
Public board experience	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Independence	Ö	Ö	Ö	Ö	Ö	Ö	Ö		Ö
Industry expertise	Ö		Ö		Ö	Ö		Ö	Ö
Industry expertise – global		Ö			Ö		Ö	Ö	Ö
Operational – manufacturing expertise							Ö	Ö
IT/technology/R&D/Telecom expertise	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Marketing/sales expertise		Ö					Ö	Ö
Hardware/software services expertise		Ö		Ö				Ö
Government expertise						Ö
Legal expertise						Ö
Mergers and Acquisitions	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Demonstrated integrity-personal and professional	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö

We have concluded that all of our directors, including the nominees for re-election, have the skills, experience, knowledge, and personal attributes that are necessary to effectively serve on our Board and to contribute to the overall success of our Company. We believe that the diverse background of each of our Board members ensures that we have a Board that has a broad range of industry-related knowledge, experience, and business acumen. (See also “CORPORATE GOVERNANCE – Director Nominations by Shareholders” in this proxy statement.)

MORE INFORMATION ABOUT OUR DIRECTORS

COMPENSATION OF DIRECTORS

We use a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on our Board. In setting director compensation, we consider the significant amount of time that directors spend in fulfilling their duties as well as the skill level required of members of the Board.

During the 2009 fiscal year, directors who were not officers of the Company received an annual retainer of $70,000, with $40,000 paid in cash and $30,000 paid in shares of our common stock. Members of the Audit/Finance Committee received an additional annual retainer of $8,000, paid in cash, and each of our committee chairs received an additional annual retainer of $10,000, paid half in cash and half in shares of our common stock.

New non-employee directors receive an initial option grant to purchase 5,000 shares of our common stock as of the date of the director’s initial election or appointment to the Board, with vesting over a three-year period. Each non-employee director also receives an annual, non-qualified stock option to purchase 1,000 shares of our common stock, fully vested on the date of grant, on the first trading day of each January. These options have ten year terms. Shares of our common stock and options granted to non-employee directors that are issued as compensation are issued under our Amended and Restated 2000 Stock Incentive Plan. As part of our 2009 cost containment initiatives and at the recommendation of our Compensation Committee, the Board elected to forego the January 2009 annual stock option grants; however, such awards were reinstated and granted in January 2010.

We have adopted stock ownership guidelines for our non-employee directors. We expect our directors to purchase (or hold) shares equal to three times the annual cash retainer fee (currently $40,000) within three years from their initial appointment or election as a director. All of the non-employee directors currently hold the number of shares set forth in the guidelines, with the exception of one director who has been on the Board for three years and who is making progress towards attaining the guideline goal. In addition, we require our non-employee directors to hold the initial stock options granted to them upon their election or appointment to the Board until they are no longer active members of our Board, unless the options expire before that date.

The following table sets forth the annual compensation of our non-employee directors for 2009. Employee directors do not receive any separate compensation for their services as a director.

2009 Director Compensation Table

ITRON, INC.
Director Compensation
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (5)	Option Awards ($) (6)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Mike Bracy	40,000	29,949	—	—	n/a	—	69,949
Kirby Dyess (1)	45,000	34,904	—	—	n/a	—	79,904
Jon Eliassen (2) (3)	53,000	34,904	—	—	n/a	—	87,904
Charles Gaylord	40,000	29,949	—	—	n/a	—	69,949
Thomas Glanville (2)	48,000	29,949	—	—	n/a	—	77,949
Sharon Nelson (2)	48,000	29,949	—	—	n/a	—	77,949
Gary Pruitt	40,000	29,949	—	—	n/a	—	69,949
Graham Wilson (4)	53,000	34,904	—	—	n/a	—	87,904

(1)	Chairman of the Compensation Committee.

(2)	Member of the Audit/Finance Committee.

(3)	Chairman of the Corporate Governance Committee.

(4)	Chairman of the Audit/Finance Committee.

(5)	The amounts in this column reflect the aggregate grant date fair value of the awards determined in accordance with FASB ASC Topic 718; awards are fully vested at grant.

(6)

No options were granted to non-employee directors during fiscal year 2009. As of December 31, 2009 the following directors had the following options outstanding: M. Bracy – 20,500; K. Dyess – 6,000; J. Eliassen – 3,500; C. Gaylord – 6,000; T. Glanville – 14,000; S. Nelson – 3,500; G. Pruitt – 6,000; G. Wilson – 19,250.

LEADERSHIP STRUCTURE OF THE BOARD OF DIRECTORS

Effective January 1, 2010, we modified the leadership structure of our Board so that the roles of Chairman of the Board (Chairman) and Chief Executive Officer (CEO) are separate. For the past several years, the roles of Chairman and CEO have been held by the same individual and the Company has had a Lead Independent Director. Now, the role of Chairman must be held by an independent director who meets the independence requirements of NASDAQ. The Board decided to separate the roles of Chairman and CEO for the following reasons:

■	The Company’s current CEO is new in his position;

■	The Company is facing unprecedented competition around the world;

■	The CEO is devoting substantial time to maximizing the synergies from the integration of Itron North America and Itron International;

■	Duties of a Chairman are now more complex and more time consuming; and

■	The separation allows for a more balanced workload between the responsibilities of Chairman and CEO.

Pursuant to the Company’s Corporate Governance Guiding Principles, which may be found online at www.itron.com, the Chairman is an independent director unless the Board determines that the best interests of shareholders would otherwise be better served. The Chairman is elected by the members of the Board following the annual meeting of shareholders (or at such other time as a vacancy for the role of Chairman may occur). The Chairman serves for a term of three years (provided such director is re-elected by shareholders if his or her term as a director does not coincide with his or her term as Chairman). The Chairman does not serve more than two consecutive terms, unless the Board approves an extended term.

The Chairman has the following duties and responsibilities:

■	Presides over all meetings of the Board (including executive sessions of the Board) and meetings of the shareholders;

■	Reviews the agendas of each Board and committee meeting;

■	Prepares agendas as needed for executive sessions of the independent directors;

■	Performs the responsibilities of the Lead Independent Director as set forth in the Corporate Governance Guiding Principles;

■	Serves as a liaison between the independent directors and the CEO;

■	In consultation with the CEO, makes recommendations to the Corporate Governance Committee as to membership of Board committees and appointment of Board committee chairs; and

■	Performs such other duties as the Board may require.

If the Board determines that it is in the best interests of the shareholders to combine the roles of CEO and Chairman, the Board will appoint a Lead Independent Director with the duties set forth in the Corporate Governance Guiding Principles.

See “CORPORATE GOVERNANCE” in this proxy statement for additional information on our Board of Directors.

ITEM 2 — APPROVAL OF THE ITRON, INC. 2010 STOCK INCENTIVE PLAN

The Board believes it is in the best interests of the Company and its shareholders to continue offering equity-based awards to our management-level employees. See “EXECUTIVE COMPENSATION – Compensation Discussion and Analysis” in this proxy statement. Consequently, on February 12, 2010, the Board adopted (subject to shareholder approval) a new Itron, Inc. 2010 Stock Incentive Plan (2010 Plan) and we are seeking shareholder approval of the 2010 Plan at the annual meeting.

The Board believes the adoption of the 2010 Plan is necessary because the number of shares currently available for future awards under our Amended and Restated 2000 Stock Incentive Plan (Prior Plan) is insufficient for awards to be granted after 2010. In addition, the 2010 Plan provides greater flexibility in the types of awards we can offer. If the shareholders approve the 2010 Plan, the Company will not make new grants under our Prior Plan after such approval.

Purpose of the 2010 Plan

The purpose of the 2010 Plan is to enhance the long-term shareholder value of the Company by offering opportunities to selected persons to participate in the Company’s growth and success, and to encourage them to remain in the service of the Company and to acquire and maintain stock ownership in the Company. The 2010 Plan allows us to utilize multiple types of equity incentives and performance incentives in order to secure and retain the services of our employees, consultants and directors, and to provide long-term incentives that align the interests of award recipients with the interests of our shareholders.

The following description of the 2010 Plan is a summary and does not purport to be fully descriptive. See Appendix A attached to this proxy statement for a copy of the entire 2010 Plan.

Summary of the 2010 Plan

Awards. The Plan allows us to grant incentive and nonqualified stock options, stock appreciation rights (SARs), performance shares, performance units, restricted shares, restricted units, and unrestricted shares plus any dividend equivalents. Awards may be granted singly or in combination with other awards.

Stock Subject to the 2010 Plan. A maximum of 3,500,000 shares of common stock will be authorized for issuance under the 2010 Plan. Shares granted after December 31, 2009 under the Prior Plan will be counted against the authorized shares. Upon approval of the 2010 Plan by the Company’s shareholders, no further awards will be granted under the Prior Plan.

The 2010 Plan uses a “fungible share” concept where the awards of options and SARs cause one available share to be removed from the available share pool, while the award of restricted stock, restricted stock units, or other stock-based awards will be counted against the pool as 1.7 shares for each such award. Any awards granted under the Prior Plan between December 31, 2009 and the date the 2010 Plan is approved by the shareholders will be counted using the same fungible share principles against the shares that can be awarded under the 2010 Plan.

Shares covered by awards under the 2010 Plan and the Prior Plan after December 31, 2009 that are forfeited, cancelled or otherwise expire without having been exercised or settled, or that are settled by cash or other non-share consideration, become available for issuance pursuant to a new award and will be credited back to the pool at the same one share or 1.7 shares ratio used for the awards. Shares that are tendered or withheld to pay the exercise price of an award or to satisfy tax withholding obligations are not available for issuance pursuant to new awards.

Administration. Our Compensation Committee will administer the 2010 Plan (the Plan Administrator), unless the Board appoints another committee to administer the 2010 Plan. Subject to the terms of the 2010 Plan, the Plan Administrator selects the individuals to receive awards, determines the terms and conditions of all awards, and interprets the provisions of the 2010 Plan.

The Plan Administrator has the authority, in its sole discretion, to determine the type or types of awards to be made under the 2010 Plan. Except for adjustments to reflect stock splits and similar events, the Plan Administrator may not, without shareholder approval, (i) cancel or amend outstanding stock options or SARs for the purpose of repricing, replacing, or regranting the options or SARs with an exercise price that is less than the exercise price of the original option, (ii) grant stock options or SARs with any feature that allows for the automatic grant of new options or SARs upon the exercise of the original option or SAR, or (iii) purchase underwater options or SARs for cash.

Eligible Participants – New Plan Benefits. Awards may be granted under the 2010 Plan to those officers, directors, and employees of the Company and its Related Corporations (as defined in the 2010 Plan, generally Company subsidiaries) as the Plan Administrator selects. Awards may also be made to consultants, agents, advisors, and independent contractors who provide services to the Company and its Related Corporations; provided, however, that such participants render bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities. Because the granting of awards under the 2010 Plan is discretionary, the Company cannot now determine the number or type of awards to be granted in the future to any particular person or group. See the “EXECUTIVE COMPENSATION TABLES – Summary Compensation Table” in this proxy statement, which sets forth information regarding the restricted stock awards, restricted stock units, and stock option grants made to our NEOs in the last three years, and for award grants made to our non-employee directors, see “COMPENSATION OF DIRECTORS” in this proxy statement.

Stock Options. Options granted under the 2010 Plan may be incentive stock options (as defined in Section 422 of the Code) or nonqualified stock options. Under the 2010 Plan, the exercise price for each Option is determined by the Plan Administrator, but cannot be less than 100% of the common stock’s fair market value on the date of grant. For purposes of the 2010 Plan, fair market value means the closing sales price of our common stock as reported by The NASDAQ Global Select Market for a single trading day.

The term of each option may not be greater than ten years from the date of grant. The Plan Administrator will establish and set forth in each instrument that evidences an Option the time at which, or the installments in which, the Option will vest and become exercisable, which provisions may be waived or modified by the Plan Administrator at any time.

The Plan Administrator will establish and set forth in each instrument that evidences an Option whether the Option will continue to be exercisable, and the terms and conditions of such exercise, if a participant ceases to be employed by, or to provide services to, the Company or its Related Corporations. If not so established in the instrument evidencing the Option, the Option will be exercisable according to the following terms and conditions, which may be waived or modified by the Plan Administrator at any time:

(a) Any portion of an Option that is not vested and exercisable on the date of termination of the participant’s employment or service relationship (the “Termination Date”) will expire on such date.

(b) Any portion of an Option that is vested and exercisable on the Termination Date will expire upon the earliest to occur of:

(i) the last day of the Option Term;

(ii) if the participant’s Termination Date occurs for reasons other than Cause, Retirement, death or Disability, the three-month anniversary of such Termination Date; and

(iii) if the participant’s Termination Date occurs by reason of Retirement, Disability or death, the one-year anniversary of such Termination Date.

Notwithstanding the foregoing, if the participant dies after the Termination Date while the Option is otherwise exercisable, the portion of the Option that is vested and exercisable on such Termination Date will expire upon the earlier to occur of (a) the last day of the Option Term or (b) the first anniversary of the date of death, unless the Plan Administrator determines otherwise.

Also notwithstanding the foregoing, in case of termination of the participant’s employment or service relationship for Cause (as defined in the 2010 Plan), the Option will automatically expire upon first notification to the participant of such termination, unless the Plan Administrator determines otherwise.

Stock Awards and Stock Units. The Plan Administrator is authorized to make awards of common stock on such terms and conditions and subject to such restrictions (which may be based on continuous service with the Company and/or a Related Corporation or the achievement of performance goals) as the Plan Administrator will determine, in its sole discretion, and as set forth in the instrument evidencing the Award (“Restricted Stock”). The terms, conditions and restrictions determined by the Plan Administrator will include, without limitation, the manner in which shares of Restricted Stock are held during the periods they are subject to restrictions and the circumstances under which forfeiture of the Restricted Stock will occur by reason of termination of the participant’s employment or service relationship, if any.

The Plan Administrator is also authorized to make awards of common stock as described above but without imposing any restrictions (whether based on continuous service with the Company and/or a Related Corporation or the achievement of performance goals) on the shares of common stock subject to the award (“Unrestricted Stock”).

The Plan Administrator is authorized to make awards denominated in units of common stock (“Stock Units”) on such terms and conditions and subject to such restrictions (which may be based on continuous service with the Company and/or a Related Corporation or the achievement of performance goals) as the Plan Administrator will determine, in its sole discretion. The terms, conditions and restrictions include, without limitation, the conditions which must be satisfied prior to the issuance of the shares subject to the Stock Units to the participant and the circumstances under which forfeiture of the Stock Units will occur by reason of termination of the participant’s employment or service relationship.

Performance Share and Performance Unit Awards. The Plan Administrator may grant awards of performance shares (“Performance Shares”) and designate the participants to whom Performance Shares are to be awarded and determine the number of Performance Shares and the terms and conditions of each such award. Performance Shares consist of a unit valued by reference to a designated number of shares of common stock, the value of which may be paid to the participant by delivery of such property as the Plan Administrator will determine, including, without limitation, cash, shares of common stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Plan Administrator, and other terms and conditions specified by the Plan Administrator.

The Plan Administrator may grant awards of performance units (“Performance Units”) and designate the participants to whom Performance Units are to be awarded and determine the number of Performance Units and the terms and conditions of each such award. Performance Units consist of a unit valued by reference to a designated amount of property other than shares of common stock, which value may be paid to the participant by delivery of such property as the Plan Administrator will determine, including, without limitation, cash, shares of common stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Plan Administrator, and other terms and conditions specified by the Plan Administrator.

U.S. Internal Revenue Service Code (Code) Section 162(m) Provisions. If the Plan Administrator determines at the time a Stock Award or a Performance Award is granted to a participant who is then an officer, that such participant is, or is likely to be as of the end of the tax year in which the Company would claim a tax deduction in connection with such award, a Covered Employee (as defined under Code Section 162(m), then the Plan Administrator may provide that Code Section 162(m) is applicable to such award and require the following:

(a) If a Stock Award or a Performance Award is subject to Code Section 162(m), then the lapsing of restrictions thereon and the distribution of cash, shares of common stock or other property pursuant thereto, as applicable, will be subject to the achievement of one or more objective performance goals established by the Plan Administrator, which will be based on the following business criteria, either individually, alternatively or in any combination, as reported or calculated by the Company: net earnings (either before or after interest, taxes, depreciation and/or amortization), sales or revenue, income or net income (either before or after taxes), operating income or net operating income, operating profit or net operating profit, cash flow (including, but not limited to, operating cash flow and free cash flow), economic profit (including economic profit margin), return on assets, return on capital, return on investment, return on operating revenue, return on equity or average shareholders’ equity, total shareholder return, growth in sales or return on sales, gross, operating or net profit margin, working capital, earnings per share, growth in earnings or earnings per share, price per share of common stock, market share, overhead or other expense reduction, growth in shareholder value relative to various indices, safety, and strategic plan development and implementation, any of which may be used to measure the performance of the Company as a whole or with respect to any business unit, Subsidiary or business segment of the Company, either individually, alternatively or in any combination, and may be measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous period results or to a designated comparison group. Such performance goals will be set by the Plan Administrator within the time period prescribed by, and will otherwise comply with the requirements of, Section 162(m) of the Code, or any successor provision thereto, and the regulations thereunder.

(b) The Plan Administrator (notwithstanding certain other provisions of the 2010 Plan) may adjust downwards, but not upwards, the amount payable pursuant to any Stock Award or Performance Award, but the Plan Administrator may not waive the achievement of the applicable performance goals except in the case of the death or Disability of the Covered Employee.

(c) The Plan Administrator may impose such other restrictions on awards subject to Code Section 162(m) as it may deem necessary or appropriate to ensure that such awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, or any successor provision thereto.

(d) Subject to adjustment from time to time as provided in the 2010 Plan, no Covered Employee may be granted Options, SARs, Stock Awards or Performance Shares subject to Code Section 162(m) in any calendar year period with respect to more than 300,000 shares of common stock for such award, except that the Company may make additional one time grants of such awards for up to 300,000 shares to newly hired individuals, and the maximum dollar value payable with respect to Performance Units subject to Code Section 162(m) granted to any Covered Employee in any one calendar year is $4,000,000.

Assignability. Except as otherwise determined by the Plan Administrator and to the extent permitted by Section 422 of the Code, awards may not be pledged, assigned, or transferred other than by will or the laws of descent and distribution, except that a participant may designate a beneficiary who may exercise an award or receive payment under an award after the participant’s death. During the participant’s lifetime, awards may be exercised only by the participant.

Adjustment of Shares. In the event of stock dividends, stock splits, spin-offs or similar changes in our corporate or capital structure, the Plan Administrator, in its sole discretion, will make equitable adjustments in (a) the maximum number and kind of securities subject to the 2010 Plan and the maximum number and kind of securities that may be made subject to awards to any participant, (b) the number and kind of securities that are subject to any outstanding award and the per share price of such securities, without any change in the aggregate price to be paid therefor, (c) the number and kind of securities automatically granted pursuant to a formula program established under the 2010 Plan, and (d) the maximum number of securities subject to an award to which Code Section 162(m) applies, as set forth in the 2010 Plan. Such adjustments will not be deemed an option repricing under the 2010 Plan.

Change in Control Transactions. In the event of a Change in Control Transaction (as defined in the 2010 Plan), except as otherwise provided in the instrument evidencing the award or in a written employment or services agreement between a participant and the Company or a Related Corporation in connection with an award:

(a) Each outstanding Option or SAR will be assumed, continued or an equivalent option or right substituted by the surviving corporation, the successor corporation or its parent corporation, as applicable, (the “Successor

Corporation”). Upon consummation of the Change in Control Transaction, the assumed or substituted Options and SARs will automatically become fully vested and exercisable whether or not the vesting requirements set forth in the applicable option agreement have been satisfied.

(b) the vesting of shares subject to Stock Awards will accelerate, and the forfeiture provisions applicable to such shares will lapse, if and to the same extent that the vesting and exercisability of outstanding Options accelerate in connection with the Change in Control Transaction. If unvested Options are to be assumed, continued, or substituted by a Successor Corporation without acceleration upon the occurrence of a Change in Control Transaction, the forfeiture provisions applicable to the shares subject to Stock Awards will continue with respect to shares of the Successor Corporation that may be issued in exchange for such shares.

(c) The vesting and payout of Performance Awards will be as provided in the instrument evidencing the award or in a written employment or services agreement between a participant and the Company or a Related Corporation.

The Plan Administrator will have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation, or change in control of the Company, as defined by the Plan Administrator, to take such further action as it determines to be necessary or advisable, and fair and equitable to the participants, with respect to awards.

Amendment and Termination of 2010 Plan. The Board may suspend or terminate the 2010 Plan at any time. The 2010 Plan will have no fixed expiration date; provided, however, that no Incentive Stock Options may be granted more than ten years after the later of (a) the 2010 Plan’s adoption by the Board and (b) the adoption by the Board of any amendment to the 2010 Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code.

The 2010 Plan may be amended only by the Board in such respects as it will deem advisable; provided, however, that to the extent required for compliance with Section 422 of the Code or any applicable law or regulation, shareholder approval will be required for any amendment that would (a) increase the total number of shares available for issuance under the 2010 Plan, (b) modify the class of persons eligible to receive Options, or (c) otherwise require shareholder approval under any applicable law or regulation.

Section 409A. To the extent applicable, the 2010 Plan and any written instrument evidencing any award will be interpreted in accordance with Section 409A of the Code and U.S. Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the effective date of the 2010 Plan.

Federal Income Tax Consequences of the 2010 Plan

The following is a summary of the U.S. federal income tax consequences that generally will arise with respect to awards granted under the 2010 Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation.

Incentive Stock Options. A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by the Company or a 50% or more-owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Nonstatutory Stock Options.” The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Nonstatutory (nonqualified) Stock Options. A participant will not have income upon the grant of a nonstatutory stock option. A participant will have compensation income upon the exercise of a nonstatutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Stock Appreciation Rights. A participant will not have income upon the grant of a stock appreciation right. A participant generally will recognize compensation income upon the exercise of a SAR equal to the amount of the cash and the fair market value of any stock received. Upon the sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the SAR was exercised. This capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock Awards. A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock Units. A participant will not have income upon the grant of a restricted stock unit. A participant is not permitted to make a Section 83(b) election with respect to a restricted stock unit award. When the stock is distributed with respect to a restricted stock unit, the participant will have income in an amount equal to the fair market value of the stock less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock previously taxed. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Other Stock-Based Awards. The tax consequences associated with any other stock-based award granted under the 2010 Plan will vary depending on the specific terms of such award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award and the participant’s holding period and tax basis for the award or underlying common stock.

Tax Consequences to the Company. There will be no tax consequences to the Company except that the Company will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

THE BOARD BELIEVES ADOPTION OF THE 2010 PLAN IS IN THE BEST INTERESTS OF THE

SHAREHOLDERS AND RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE

ITRON, INC. 2010 STOCK INCENTIVE PLAN.

EQUITY COMPENSATION PLAN INFORMATION

The following table gives certain information about our equity compensation plans in effect as of December 31, 2009.

Plan Category	Number of Shares to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)		Number of Shares Remaining Available for Issuance Under Equity Compensation Plans (excluding shares reflected in column (a)) (c)
Equity Compensation Plans Approved by Shareholders (1)	1,504,994	$52.93	(2)	780,857	(1)(3)
Equity Compensation Plans Not Approved by Shareholders	—	—		—

Total	1,504,994	$52.93	(2)	780,857	(1)(3)

(1)

Under the Amended and Restated 2000 Stock Incentive Plan (2000 Plan), the Company may grant stock awards, stock units, performance shares, and performance units (collectively Awards) in addition to stock options.

(2)	The weighted-average exercise price pertains only to outstanding options and excludes 319,268 shares issuable upon vesting of outstanding Awards.

(3)	This number includes 533,407 shares available for issuance under the 2000 Plan and 247,450 shares available for issuance under the 2002 Employee Stock Purchase Plan.

ITEM 3 — APPROVAL OF ITRON, INC. EXECUTIVE MANAGEMENT INCENTIVE PLAN

We are seeking approval of the new Itron, Inc. Executive Management Incentive Plan, or EMIP, in accordance with Section 162(m) of the Internal Revenue Code and implementing regulations (Code), as it applies to our CEO and such other senior executives that the Compensation Committee determines are “covered employees” under Section 162(m) of the Code. The EMIP, if approved by shareholders, will be in lieu of any annual management incentive plan for the respective covered employee. The EMIP was adopted by the Board of Directors on February 12, 2010, to be effective as of January 1, 2010.

Purpose of the EMIP

Section 162(m) of the Code eliminates a federal income tax deduction for annual compensation in excess of $1 million paid by the Company (or our subsidiaries) to any covered employee each year, unless that compensation is conditioned upon the attainment of one or more “performance-based” goals. One requirement for compensation to be considered performance-based is that such compensation be paid or distributed pursuant to a Plan that has been approved by the shareholders. The purpose of the EMIP is to set funding and performance criteria for annual incentive payments and to preserve for the Company the federal income tax deductibility of incentive compensation earned by senior executive officers who are covered employees. Additionally, the EMIP enhances the Company’s ability to attract and retain highly qualified executives and to provide those executives with additional financial incentives to promote the success of the Company.

The following description of the EMIP is a summary and does not purport to be fully descriptive. See Appendix B attached to this proxy statement for a copy of the entire EMIP.

Summary of the EMIP

Administration. The EMIP will generally be administered by the Compensation Committee of the Board, which is comprised solely of independent directors. Each year the Compensation Committee will set incentive targets, establish performance criteria and approve annual incentive payments to the Chief Executive Officer and other participants in the EMIP.

Annually, the Committee must objectively define the manner of calculating the results for the performance criteria used to establish the performance goals and targets for that performance year. The criteria is limited to the following: net earnings (either before or after interest, taxes, depreciation and/or amortization), sales or revenue, income or net income (either before or after taxes), operating income or net operating income, operating profit or net operating profit, cash flow (including, but not limited to, operating cash flow and free cash flow), economic profit (including economic profit margin), return on equity or average stockholders’ equity, total stockholder return, growth in sales or return on sales, gross, operating or net profit margin, working capital, earnings per share, growth in earnings or earnings per share, price per share of stock, market share, overhead or other expense reduction, growth in shareholder value relative to various indices, safety, and strategic plan development and implementation, any of which may be used to measure the performance of the Company as a whole or with respect to any business unit, subsidiary or business segment of the Company, either individually, alternatively or in any combination, and may be measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous period results or to a designated comparison group, in each case as specified in the actual award.

Determination of Awards. Within 90 days after the beginning of each performance period (a twelve-month calendar period beginning on January 1 of each year), the Compensation Committee will determine, in writing (i) the participants eligible to participate in the EMIP, (ii) specific performance criteria including measurements for threshold, target and maximum awards, (iii) the specific target payout and maximum payout for each covered employee as a percentage of year-end base salary, (iii) the form of payment of the award (cash, Company stock, or a combination of both), and (iv) any other terms and conditions for the determination and payment of the award, including the extent to which the award is payable following the employee’s termination of employment. The maximum award that may be paid to any covered employee participant in a year may not exceed $3,000,000.

Certification. At the end of the performance period, the Compensation Committee must certify performance with respect to the performance targets and determine the amount of the awards to be paid to the participants. After certification, the awards must be paid to the executives no later than 90 days following the close of the performance period or March 15 of the year following the year in which the performance period ends, if earlier.

Amendment of the Plan. The Board or the Committee may at any time amend, suspend, or terminate the EMIP, subject to shareholder approval to the extent required under Section 162(m).

Section 409A. To the extent applicable, the EMIP and any written instrument evidencing any award will be interpreted in accordance with Section 409A of the Code and any regulations or other interpretive guidance issued thereunder, including any that may be issued after the effective date of the EMIP.

If the shareholders do not approve the EMIP, awards will not be granted under this Plan, and any discretionary bonuses paid to our NEOs may not be deductible under Section 162(m) to the extent that, when combined with other nonexempt compensation, they exceed the Code’s $1 million limit.

THE BOARD BELIEVES ADOPTION OF THE EMIP IS IN THE BEST INTERESTS OF THE

SHAREHOLDERS AND RECOMMENDS A VOTE “FOR” THE APPROVAL OF

THE ITRON, INC. EXECUTIVE MANAGEMENT INCENTIVE PLAN.

ITEM 4 — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board, upon the recommendation of its Audit/Finance Committee, has selected Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for 2010, subject to ratification by our shareholders. Although not required to do so, the Board is submitting the selection of Ernst & Young LLP for ratification by the Company’s shareholders for their views on the Company’s independent registered public accounting firm and as a matter of good corporate practice. Ernst & Young LLP has advised the Company that it has no direct, nor any material indirect, financial interest in the Company or any of its subsidiaries. Representatives of Ernst & Young LLP will be present at the annual meeting to answer questions and will have the opportunity to make a statement if they desire to do so.

In the event that our shareholders fail to ratify the selection, it will be considered as a direction to the Board and the Audit/Finance Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit/Finance Committee in its discretion may select a different independent registered public accounting firm, subject to ratification by the Board, at any time during the year if it determines that such a change would be in the best interest of the Company and our shareholders.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION

OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR 2010

CORPORATE GOVERNANCE

Corporate Governance Principles

The Company has adopted Corporate Governance Principles, which are available on the Company’s website, www.itron.com, by selecting “Investors” and then “Corporate Governance”.

Board Matters – Meeting Attendance

Our business, property, and affairs are managed under the direction of our Board. Members of our Board are kept informed of our business through discussions with our CEO and other officers, by reviewing materials provided to them, by visiting our offices, and by participating in meetings of the Board and its committees.

In accordance with our Corporate Governance Principles, directors are expected to attend the Company’s annual meeting of shareholders. All of our directors attended the 2009 annual meeting of shareholders. During 2009, the Board met seven times. Each of the directors attended at least 75% of the meetings of the Board and of each committee of which he or she was a member during the periods in which they were directors or members of such committees.

Also in accordance with our Corporate Governance Principles, our independent directors meet in an executive session as often as necessary, but no less than four times annually.

Independent Chairman of the Board

Effective January 1, 2010, the Board elected Jon Eliassen as our independent Chairman of the Board. Mr. Eliassen had served for several years as our lead independent director while the position of Chairman of the Board was held simultaneously by our CEO. Recently, however, the Board decided to modify the Board structure by separating the positions of Chairman and CEO which, among other things, would balance responsibilities between the two positions. See “MORE INFORMATION ABOUT OUR DIRECTORS – Leadership Structure of the Board of Directors” in this proxy statement for a further description of the duties of the Chairman and our Board’s new leadership structure. Our Corporate Governance Guiding Principles require that an Independent Lead Director must be appointed in the event the Board later determines it to be in the best interests of our shareholders to once again combine the offices of CEO and Chairman.

Committees of the Board

We have three committees to assist the Board in fulfilling its responsibilities: Corporate Governance, Audit/Finance, and Compensation. Each of the three committees operates under a written charter that has been approved by the Board. The current charters of each of the three committees are attached to this proxy statement as Appendices C, D, and E. They are also available on our website, www.itron.com, by selecting “Investors” and then “Corporate Governance”. The committee charters are reviewed annually and are updated as necessary to reflect changes in regulatory requirements and evolving oversight practices.

Corporate Governance Committee. The Corporate Governance Committee is responsible for developing and implementing our Corporate Governance Guiding Principles, evaluating the performance of our Chairman of the Board and the CEO, soliciting recommendations for candidates for the Board, determining the qualification and independence of the directors serving on the Board, making recommendations to the Board regarding candidates to serve on the Board, and reviewing and making recommendations to the Board with respect to candidates for directors proposed by shareholders. See “ITEM 1 – ELECTION OF DIRECTORS – Director and Director Nominee Qualifications” and “MORE INFORMATION ABOUT OUR DIRECTORS – Leadership Structure of the Board of Directors” in this proxy statement. The members of the Corporate Governance Committee are Graham Wilson, Gary Pruitt, Mike Bracy, and Jon Eliassen, who served as Chair during 2009, but who was replaced by Mr. Pruitt as Chair effective January 1, 2010, due to Mr. Eliassen’s election as Chairman of the Board.

The Corporate Governance Committee has determined that all of the non-employee directors of the Board are independent under SEC rules and NASDAQ listing standards. The Corporate Governance Committee held four meetings during 2009.

Audit/Finance Committee. The Audit/Finance Committee monitors our accounting practices, internal accounting controls, and financial results, and reviews at least quarterly our business financial risks to determine if management and our internal controls are identifying and mitigating risks associated with our business operations. In addition, the Committee has sole authority to retain, compensate, and terminate our independent auditors. The Audit/Finance Committee members are Sharon Nelson, Jon Eliassen, Tom Glanville, and Graham Wilson, who serves as Chair. The Corporate Governance Committee has determined that all members of the Audit/Finance Committee are independent under SEC rules and NASDAQ listing standards. The Corporate Governance Committee has also determined that all members of the Audit/Finance Committee are financially literate in accordance with the Standards of NASDAQ Rule 5605(c)(2)(A)(iv), and that Messrs. Eliassen, Glanville, and Wilson are each an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the Exchange Act). The Audit/Finance Committee held nine meetings during 2009.

Compensation Committee. The Compensation Committee is responsible for making recommendations to the Board for our CEO’s total annual and long-term incentive compensation and setting compensation levels for our other executive officers. It also oversees the administration of various incentive compensation and benefit plans, which includes an annual evaluation of our compensation plans and policies. In addition, the Committee performs any other functions regarding compensation that the Board may delegate. The members of the Compensation Committee are Charles Gaylord, Gary Pruitt, Mike Bracy, and Kirby Dyess, who serves as Chair. The Corporate Governance Committee has determined that all members of the Compensation Committee are independent under SEC rules and NASDAQ listing standards. The Compensation Committee held seven meetings during 2009. See “EXECUTIVE COMPENSATION – Compensation Discussion and Analysis” in this proxy statement for more information on the Compensation Committee’s responsibilities regarding the compensation of our executives.

Compensation Committee Interlocks and Insider Participation

No member of our Board’s Compensation Committee has served as an officer or employee of the Company. None of our executive officers serve as a member of the compensation committee of any other company that has an executive officer serving as a member of our Board. None of our executive officers serve as a member of the board of directors of any other company that has an executive officer serving as a member of our Board’s Compensation Committee.

Transactions with Related Persons

There were no related person transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K in fiscal year 2009. Under its charter, the Corporate Governance Committee of the Board is responsible for reviewing and approving any related person transactions.

Risk Oversight by the Board

The Board’s role in overseeing the Company’s risk is to satisfy itself, directly or through Board committees, that (i) there are adequate processes designed and implemented by Company management such that risks have been identified and are being managed, (ii) the risk management processes function as intended to ensure that Company risks are taken into account in corporate decision making, and (iii) the risk management system is designed to ensure that material risks to the Company are brought to the attention of the Board or an appropriate committee of the Board. Each of the Company’s risk management processes are reviewed periodically (but at least once a year) by either the Board or an appropriate committee. Committee chairs regularly report on committee meetings at the meetings of the full Board.

Following a review of the Company’s current risk management systems and processes, the Board concluded that the current allocation of oversight responsibilities between the Board and its committees is adequate, provided that the committees continue to coordinate their risk oversight responsibilities, share information appropriately with the other Board members, and provide timely and adequate reports to the full Board. The Board will continually evaluate its risk oversight role.

Code of Conduct

The Company has adopted a Code of Conduct that applies to all directors, officers, and employees of the Company and any subsidiary of the Company, including the CEO and chief financial officer, and is available on the Company’s website, www.itron.com, by selecting “Investors” and then “Corporate Governance.” In addition, we have adopted policies and procedures for reporting and investigating suspected violations of the Code of Conduct. The Company intends to satisfy any future disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to or waiver from application of the code of ethics or provisions of the Code of Conduct, that applies to the CEO or the chief financial officer, by posting such information on its website, www.itron.com.

Director Nominations by Shareholders;

In accordance with the Company’s Amended and Restated Bylaws, in order to nominate a director for election to the Board at an annual meeting of shareholders, a shareholder must deliver written notice of such nomination to the Secretary of the Company at the Company’s executive offices no fewer than 60 days nor more than 90 days prior to the date of the annual meeting (or if less than 60 days’ notice or prior public disclosure of the date of such annual meeting is given or made to the shareholders, not later than the tenth day following the day on which notice of the date of the annual meeting was mailed or public disclosure was made). The notice of a shareholder’s intention to nominate a director must include:

■	the name and address of the shareholder;

■	a representation that the shareholder is entitled to vote at the meeting at which directors will be elected;

■	a statement of the number of shares of the Company that are beneficially owned by the shareholder;

■	a representation that the shareholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

and the following information with respect to the person nominated by the shareholder:

■	name and address;

■	other information regarding such nominee as would be required in a proxy statement filed pursuant to applicable SEC rules;

■	a description of any arrangements or understandings between the shareholder and the nominee and any other persons (including their names), pursuant to which the nomination is made; and

■	the consent of such nominee to serve as a director, if elected.

Other directors and senior management of the Company may also recommend director nominees for consideration by the Corporate Governance Committee. The Corporate Governance Committee evaluates director nominees, including nominees that are submitted to the Company by a shareholder, taking into consideration the qualification criteria set forth under “ELECTION OF DIRECTORS – Director and Director Nominee Qualifications” in this proxy statement. In the event of a shareholder recommendation, the Corporate Governance Committee screens and evaluates the person recommended in the same manner as other candidates. In addition, the Committee determines if the proposed director nominee will have sufficient time available to carry out his or her Board duties and responsibilities effectively. The Corporate Governance Committee may then recommend the director candidate to the Board for its consideration, if deemed appropriate.

Shareholder Communications with the Board

The Company’s Board provides a process whereby shareholders may contact the Board or any committee as a group or any committee chair or individual director, by email addressed to boardofdirectors@itron.com. Shareholders should clearly specify in each communication the name of the director to whom the communication is addressed. Shareholders may also write to the Board or any committee as a group or any committee chair or individual director by sending the communication to: Itron, Inc., Attn: Corporate Secretary, 2111 N. Molter Road, Liberty Lake, WA 99019. Communications may also be submitted through our website at www.itron.com by selecting “Investors”, “Corporate Governance”, and then “Contact the Board”.

Shareholder communications are delivered directly to the Secretary of the Company, who then determines whether to forward such communications to the specified director addressees. You can access a description of the process that the Corporate Secretary uses for determining whether to forward shareholders’ communications to directors at our website, www. itron.com, by selecting “Investors”, “Corporate Governance”, and then “Contact the Board”.

Shareholders wishing to submit proposals for inclusion in the proxy statement relating to the 2011 annual shareholders meeting should follow the procedures specified under “SHAREHOLDER PROPOSALS FOR 2011” in this proxy statement. Shareholders wishing to nominate directors should follow the procedures specified under “CORPORATE GOVERNANCE – Director Nominations by Shareholders” in this proxy statement.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Introduction

In late 2008, as the Company was preparing its budget and financial forecast for 2009, it became evident that 2009 would be a very challenging year. As a consequence, in early 2009, management decided to implement a number of compensation related actions to lower costs for 2009, which included salary freezes, suspension of North American profit sharing and management annual incentive plans, suspension of the Company match for the Itron, Inc. Incentive Savings Plan (401(k) Plan), and a suspension of annual equity awards.

As a consequence of these decisions, management recommended to the Compensation Committee (Committee) of our Board that similar actions be taken with respect to the executive officers as follows:

■	Base salaries would be frozen at 2008 levels (except for promotions, if any);

■	The annual incentive plan would be suspended for 2009;

■

Other than awards of restricted stock units (RSUs) earned for 2008 performance pursuant to the 2008 Long-Term Performance Plan (LTPP), there would be no new equity awards of either stock options (except for promotions, if any) or time-based restricted stock units, and there would be no other long-term incentive award opportunities provided to executives in 2009; and

■	There would be no Company match after the first quarter of 2009 in either the 401(k) Plan or the Executive Deferred Compensation Plan.

The Committee agreed with management’s recommendations and these actions were implemented.

We also had a significant change in management in 2009. On March 31, 2009, Malcolm Unsworth succeeded LeRoy Nosbaum as President and Chief Executive Officer (CEO). Mr. Nosbaum remained on the Board and served as Executive Chairman of the Board until December 31, 2009.

Beginning in August 2009, with the assistance of its compensation consultant, Frederic W. Cook & Co., the Committee began a comprehensive review of the Company’s compensation philosophy, plans, and policies with respect to its executive officers. The review was intended to assist the Committee in making its compensation related decisions with respect to 2010 executive officer compensation, the first of which was the approval in December 2009 of the 2010 annual base salaries for our executives.

Role of Compensation Committee

The Committee provides overall guidance for our executive compensation plans, policies, and programs, and determines the components of compensation for each of our executive officers. Each member of the Committee qualifies as an independent director under SEC rules and NASDAQ listing standards, as well as the independence requirements established by the Board. In addition, each member is a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code (Code).

The Committee approves the compensation of our named executive officers (executive(s) or NEOs), except for our CEO, whose compensation is recommended by the Committee for approval by the Board. Our current NEOs are: Malcolm Unsworth, President and Chief Executive Officer; Steven Helmbrecht, Senior Vice President and Chief Financial Officer; John Holleran, Senior Vice President, General Counsel, and Corporate Secretary; Philip Mezey, Senior Vice President and Chief Operating Officer (COO) – Itron North America; and Marcel Regnier, Senior Vice President and Chief Operating Officer (COO) – Itron International. Also for purposes of this proxy statement, LeRoy Nosbaum is an NEO since he served as CEO of the Company from January to March 2009, after which he served as Executive Chairman of the Board until his retirement on December 31, 2009.

The Committee has authority under its charter to hire, as needed, any advisors, consultants, or agents to assist the Committee in planning and implementing our executive compensation program. The Committee’s current consultant, Frederic W. Cook & Co., reports directly to the Committee, and does not provide any additional services to management. Under its charter, the Committee also has authority to form and delegate its authority to subcommittees, or to one or more members of the Board, or to Company officers. The Committee also periodically requests executives to be present at Committee meetings where executive compensation, Company and individual performances, and competitive compensation levels and practices are discussed and evaluated. Executives provide insight, suggestions, or recommendations regarding executive compensation during meetings or at other times; however, only the Committee members are allowed to vote on decisions regarding executive compensation. The Committee also receives recommendations from the CEO regarding the compensation of our other executive officers.

Executive Compensation Philosophy and Objectives

We want to attract, motivate, and retain exceptional people who can drive success for our Company and provide industry leadership. Itron is widely recognized as the world leader in our industry. As a consequence, our employees, including the NEOs, are frequently recruited by competitors, adding urgency to our objective of providing competitive compensation. Our compensation philosophy applies to all our employees and even more so to our senior executives. Our objectives are as follows:

■	provide a competitive package of annual base pay, annual incentives, and long-term incentives;

■	provide a significant portion of compensation through equity-based plans to encourage our leaders to act as owners of the Company and align their interests with those of our shareholders;

■	provide incentives based on pay for performance principles; and

■	provide plans that do not encourage unnecessary or excessive risk-taking.

To determine market-based competitive pay packages, the Committee reviews compensation paid to executives in other comparable companies to make decisions regarding base pay, annual incentive compensation, and long-term incentive opportunities. To establish a relevant group of comparable companies, we identified companies that are size appropriate (meaning that the comparable company has both revenues and a market capitalization ranging from 30% to 300% of our revenue and market capitalization), have significant international revenues like Itron, are within the same broad Standard & Poor industry classification as Itron (Technology Hardware and Equipment Industry), and who have had financial and stock performance comparable to Itron (strong earnings, cash flow, and revenue growth).

At the beginning of 2009, the Committee’s compensation consultant was Pearl Meyer & Partners, who, together with the Committee, determined the group of comparable companies, for purposes of 2009 compensation decisions, which included the following (2009 Comparable Companies):

Ametek, Inc.	Badger Meter, Inc.

Mueller Water Products, Inc.	National Instruments Corp.

Cooper Industries Ltd.	PerkinElmer, Inc.

Diebold Inc.	Quanta Services, Inc.

ESCO Technologies, Inc.	Roper Industries, Inc.

Esterline Technologies Corp.	Tektronix, Inc.

Molex, Inc.	Valmont Industries, Inc.

As the Committee began its comprehensive review of executive officer compensation plans in August of 2009, it hired a new compensation consulting firm, Frederic W. Cook & Co., who assisted in reviewing the list of 2009 Comparable Companies. The Committee concluded that several companies no longer appeared to be comparable to Itron. The companies eliminated were Badger Meter, Inc. (revenues not comparable), Mueller Water Products,

Inc. (financial performance not comparable), Quanta Services, Inc. (not in the same industry as Itron), Tecktronix, Inc. (acquired and no longer reporting data), and Valmont Industries, Inc. (not in the same industry as Itron). The Committee decided to add the following companies, all of which are in the same industry classification as Itron and derive a significant part of their revenues from international sales: 3Com Corporation; Amphenol Corporation; AVX Corporation; FLIR Systems, Inc.; Intermec, Inc.; NCR Corporation; and Trimble Navigation Limited. The new list of comparable companies currently used by the Committee to assist it in making its 2010 compensation decisions (2010 Comparable Companies) is as follows:

3Com Corporation	Cooper Industries Ltd.

Ametek, Inc.	Amphenol Corporation

AVX Corporation	Diebold Inc.

ESCO Technologies, Inc.	Esterline Technologies Corp.

FLIR Systems, Inc.	Intermec, Inc.

Molex, Inc.	National Instruments Corp.

NCR Corporation	PerkinElmer, Inc.

Roper Industries, Inc.	Trimble Navigation Limited

For each of the 2010 Comparable Companies, we obtained data from the Committee’s compensation consultant regarding base salaries, annual incentives, and long-term incentives from the 2010 Comparable Companies’ annual proxy statements. The comparable company data was supplemented with other survey information provided by our compensation consultant. This additional survey data was prepared by Radford Survey & Consulting, a unit of Aon Consulting, and provides compensation market information on more than 650 high technology companies. Itron participates in this survey. The Radford survey is well-known within the technology industry, and it provides total direct compensation levels for specific executive-level positions, including base salary, annual short-term incentive compensation, and long-term incentive compensation. The survey data was narrowed to those technology companies with revenues similar to Itron’s. The Committee uses the comparable company data and the supplemental survey data as a benchmark to establish competitive compensation for our executives. For each of the executives, the Committee determined the mid-point of a salary range, annual incentive target, and long-term incentive based upon the 50th percentile of the market data for the position being evaluated. Then, taking into account the experience, performance, responsibilities, and contributions to the Company of each executive, the Committee made a decision for each executive (other than the CEO) on base pay, annual incentive pay opportunity, and long-term incentive opportunity. For the CEO, the Committee made recommendations to the Board and the Board approved the compensation for the CEO. For 2010, the Committee targeted total executive compensation at approximately the median of the 2010 market data provided by Frederic W. Cook & Co. for salary, annual incentives, and long-term incentives for all of our executive officers.

As a result of the cost-cutting actions implemented by the Committee for 2009, the 2009 market data provided by Pearl Meyer & Partners was primarily used for base salary adjustments for Messrs. Unsworth and Nosbaum in connection with their respective promotion and change in responsibilities, and a stock option grant to Mr. Unsworth also in connection with his promotion, as discussed below.

Components of Compensation Program

The components of our compensation program are:

■	Base salary;

■	Annual incentive compensation under our Management Incentive Plan;

■	Long-term incentive compensation in the form of equity awards under the Itron, Inc. Amended and Restated 2000 Stock Incentive Plan and under the LTPP; and

■

Other compensation and benefit plans including our Flexible Benefits Plan for Executive Officers, the Itron Executive Deferred Compensation Plan, and our medical, dental, vision, and life insurance plans.

Base Salary. The Committee believes that each of the Company’s executive officers should have a significant portion of their total compensation “at risk” to align their interests with those of our shareholders. However, the Committee also believes that an executive’s compensation should have an element of their total compensation that provides a stable, base salary which will enable the Company to attract, motivate, reward, and retain the executive.

The Committee reviews base salaries annually, and at the time of promotions or other changes in responsibilities. As previously noted, base salaries for executives were frozen in 2009 with the exception of Mr. Unsworth, whose compensation was increased from $520,000 to $650,000, to reflect his promotion to President and CEO of the Company and his assumption of increased responsibilities. The Committee used the 2009 Comparable Company data available to the Committee and consulted with its compensation consultant at that time, Pearl Meyer & Partners, to determine Mr. Unsworth’s base pay. Since Mr. Unsworth was new in his position, his base salary was set below the median of the market data.

At the same time, Mr. Nosbaum retired as CEO and was named Executive Chairman of the Board. Using 2009 Comparable Company data provided by Pearl Meyer & Partners for similar positions, the Committee reduced Mr. Nosbaum’s salary from $825,000 to $425,000, to more accurately reflect the scope of his new responsibilities.

In December 2009, the Committee approved increases in 2010 salaries for our executive officers. Mr. Unsworth’s base pay was increased as a result of his performance in leading the Company through a very difficult year, from $650,000 to $750,000, which is approximately at the median of the 2010 Comparable Company data. The 2010 base salaries of the other NEOs were increased to reflect their performance and scope of responsibilities.

Annual Incentives. The Committee establishes annual variable compensation under a management incentive plan to tie a portion of the executives’ cash compensation to the Company’s annual financial performance. The Committee identifies objective performance criteria that the Company must meet for any awards to become payable under the plan, and establishes threshold, target, and maximum payout levels for each performance criteria. A target incentive payout is established for each executive, based on a percentage of salary. Awards under the plan are paid in cash and are designed to incentivize and reward attainment of annual business and financial goals.

As previously noted, however, as part of the Company’s cost-cutting efforts, no annual incentive plan was established in 2009.

At the 2010 annual meeting, we will seek shareholder approval of the Company’s proposed Executive Management Incentive Plan (EMIP) which, if approved, will be effective as of January 1, 2010 and will replace our previous annual management incentive plan. The EMIP will provide annual bonus opportunities to our executives, depending on achievement of pre-established financial performance goals. A target incentive payout is determined for each executive as a percentage of base salary. The actual targets and metrics will be established at the time award opportunities are granted. See “ITEM 3 – APPROVAL OF ITRON, INC. EXECUTIVE MANAGEMENT INCENTIVE PLAN” in this proxy statement for a summary of the EMIP.

Long-Term Incentives. We believe that the use of equity awards as long-term incentives is an effective means of creating a strong alignment between the compensation provided to our executives and the investment objectives of our shareholders, which is to create long-term, sustainable value. In addition, vesting provisions imposed on the equity awards help retain eligible executives and reward achievement of long-term business objectives that also benefit our shareholders. When determining the size and mix of equity to be awarded, the Committee considers market data for the respective position and the individual executive’s performance and responsibilities.

Our Amended and Restated 2000 Stock Incentive Plan (SIP Plan) provides for a variety of equity-based awards, including but not limited to, stock options, time-based restricted stock units, restricted stock awards, and performance-based restricted stock units.

Stock Options. Stock options are granted with an exercise price equal to the fair market value of our common stock on the date of grant, generally provide for ratable vesting over a three-year period, and expire ten years from the date of grant. There were no stock option grants to NEOs in 2009 other than a promotional stock option awarded to Mr. Unsworth. Upon his promotion to President and CEO, Mr. Unsworth was granted an option to purchase 50,000 shares of our common stock at an exercise price equal to the fair market value of our common stock on the grant date. The stock option vests and becomes exercisable at the rate of 33 1/3% per year on each of February 13, 2010, 2011, and 2012, and expires on February 13, 2019. The size of the grant was determined by the Committee following a review of the 2009 Comparable Company data provided by the Committee’s compensation consultant for persons elected or promoted into similar positions at comparable companies.

Performance-Based Restricted Stock Units (RSUs). The Committee also uses performance-based RSUs to provide equity award opportunities to our executives, based on the Company attaining certain annual financial performance criteria. The criteria are determined each year by the Committee and memorialized in an annual LTPP. Once actual performance is determined, RSU awards are issued. Typically, these awards have a ratable three-year vesting period. RSUs earned by the NEOs for the 2008 LTPP performance year were issued in February 2009. As previously noted, as part of the Company’s cost-cutting efforts in 2009, there was no LTPP for the 2009 performance year.

Time-Based RSUs. The Committee also awards time-based RSUs as part of the executive’s compensation, to reinforce our emphasis on equity ownership in the Company and to help us retain our talented leadership. Typically, these RSUs vest in full at the end of three years. Again, there were no time-based RSUs awarded to NEOs in 2009.

Upon Mr. Nosbaum’s retirement on December 31, 2009, and as recognition for his outstanding service to the Company, the Committee recommended to the Board that the forfeiture provisions of two stock awards previously earned by Mr. Nosbaum for performance under the LTPP during the years 2006 and 2007, be waived so that the full amount of the performance-based awards would vest upon his retirement (subject to distribution in accordance with applicable laws.) The Board approved the waiver of the provisions effective December 31, 2009, and therefore 8,989 shares of common stock that otherwise would have been forfeited, were vested as of that date. See also “EXECUTIVE COMPENSATION TABLES – Termination Payment Tables for NEOs – LeRoy Nosbaum” in this proxy statement.

In 2010, the Committee provided long-term equity awards to our executives. The awards are a mix of stock options, time-based RSUs issued pursuant to the SIP Plan, and performance-based RSUs under the 2010 LTPP. The total value of the awards was determined by reference to the 2010 Comparable Company data and market data provided by the Committee’s compensation consultant with respect to awards issued to other executives holding similar positions. Targeted award values are based on the median of the survey data. The mix of options, time-based RSUs, and performance-based RSUs is also based on the survey data and is heavily weighted towards the performance-based RSUs to be issued under the 2010 LTPP in order to focus our executives on the Company’s financial performance goals for 2010.

Summary. We believe the above combination of base salary, annual incentives, and long-term incentives, provides a well-balanced mix of base pay, retention value, equity interest, and variable compensation, all of which support our short-term and long-term financial performance objectives while mitigating excessive risk exposure. See also “Assessment of Risk” under “Compensation Discussion and Analysis” and “Risk Oversight by the Board” under “CORPORATE GOVERNANCE” in this proxy statement. To ensure we can continue our compensation philosophy and program, we intend to submit a new stock incentive plan to shareholders for their approval at the 2010 annual meeting. See “ITEM 2 – APPROVAL OF THE ITRON, INC. 2010 STOCK INCENTIVE PLAN” in this proxy statement and Appendix A to this proxy statement.

Perquisites and Other Benefits

The following details other compensation and perquisites offered to our executives. These perquisites and other benefits support our overall goal to attract, motivate, retain, and reward our key executives. See “EXECUTIVE COMPENSATION TABLES – Summary Compensation Table” in this proxy statement for specific amounts paid for perquisites to our NEOs in 2009.

401(k) Plan

Executives located in the United States are eligible to participate in our 401(k) Plan which provides our employees, including executives, with a 50% Company match on the first 6% of compensation deferred, subject to qualified plan limits. Similarly, executives located in the United States may participate in the Company’s employee stock purchase plan, along with our other U.S. employees.

Executive Deferred Compensation Plan.

Executives located in the U.S. are eligible to participate in our Executive Deferred Compensation Plan. The plan allows executives to defer up to 50% of their base salary and 50% of their annual incentive into a nonqualified account. Executives are also permitted to elect to defer an additional portion of their base salary equal to the amount of any contributions returned to them during the year from the Company’s 401(k) Plan so that such plan could satisfy the nondiscrimination requirements applicable to it. For the first quarter of 2009, the Company made a matching contribution to the account of each participating executive at the rate of 50% of the first 6% of base salary and annual incentive deferred by the executive during that quarter. The executives’ account balances are adjusted for hypothetical investment earnings or losses according to the returns of the specified “measurement funds” selected by the executives. The measurement funds correspond to the mutual funds available for investment under the 401(k) Plan (but currently do not include a Company stock fund).

Company Matches for 401k Plan and Executive Deferred Compensation Plan.

At the end of the first quarter of 2009, the Company matching contributions to our 401(k) Plan and our Executive Deferred Compensation Plan for executives were suspended. We reinstated Company matches in both plans at the beginning of 2010.

Flexible Benefit Plan

Executives located in the U.S. are provided an annual allowance not to exceed 3% of the executive’s base salary for:

■	Financial planning

■	Tax preparation

■	Legal counseling

■	Medical costs including annual health examinations

■	Life insurance

■	Long-term disability insurance

■	Home office or security

Other Benefits

We do not maintain any defined benefit or supplemental retirement programs for our NEOs, with the exception of Mr. Regnier, as described in the paragraph that follows. We provide additional benefits to Mr. Regnier while he resides in Belgium, including the use of a Company vehicle and an annual housing allowance. See “EXECUTIVE COMPENSATION TABLES – Summary Compensation Table” in this proxy statement for more information on these benefits.

Itron International Management Services Plan – Marcel Regnier

Since his promotion in 2008 to Senior Vice President and COO – Itron International, Mr. Regnier resides in Brussels, Belgium and has participated in the Itron International Management Services SA Plan, a supplemental Belgium group retirement, death, and disability insurance plan. The Company contributes 12% of Mr. Regnier’s base salary and Mr. Regnier defers 2% of his base salary into the Plan. The funds earn a legal minimum interest rate of 3.25%. The retirement benefit is payable in a lump sum or as an annuity at age 65. The Company contributions are allocated between retirement and death benefits, as determined by the participant. In addition, a lump sum payment equal to 100% of Mr. Marcel’s salary is payable upon total and permanent disability.

Employment Agreements

We do not have employment agreements with our executives other than with Mr. Regnier. Because Mr. Regnier resides in Belgium as a result of his position with the Company, we are required under Belgium law to document the terms of Mr. Regnier’s employment in a written agreement. Mr. Regnier’s agreement generally sets forth compensation and other employment provisions applicable to all of our executives. It also stipulates that his base salary includes payment of expenses related to Mr. Regnier’s residing in Belgium, including a cost of living allowance, a tax equalization allowance, and an allowance compensating for the differential of housing costs between his country of origin and his housing costs in Belgium. The amount of such allowances is determined by formulas established by the Belgian tax authorities. Mr. Regnier’s agreement provides that he is entitled to a severance payment equal to the payment determined under the formula prescribed by statute in Belgium (which is based on age, service and level of remuneration), not to exceed one year’s total compensation (including bonuses), in the event his employment is involuntarily terminated other than for cause, as defined in his agreement). See “EXECUTIVE COMPENSATION TABLES” – Potential Payments upon Change in Control” and “Termination Payment Tables for NEOs” in this proxy statement.

Change in Control Agreements – 2009

We have entered into change in control agreements with each of our executives to encourage their full attention and dedication to the Company and to provide them with reasonable compensation and benefits in the event of a change in control. Under the agreements that were in effect during 2009 (2009 CIC Agreements), we and each of our executives agreed that, in the event the executive is terminated during one or two years after a change in control, depending on the executive, the executive would be entitled to certain payments and benefits. To avoid duplication of benefits, any benefits Mr. Regnier would receive under the laws of France or Belgium or any other agreement with the Company, will be offset against any benefits to be received under the change in control agreement.

In March 2010, the 2009 CIC Agreements were terminated and new agreements were entered into with the NEOs (2010 CIC Agreements). Under the new agreements, the compensation and benefits provided to the executive in the event of a change in control were substantially reduced, as described below.

Payments upon Change in Control – New 2010 Agreements

As part of the comprehensive review of the Company’s compensation plans and policies begun in August 2009 by our Compensation Committee, with advice from its compensation consultant Frederic W. Cook & Co., the Committee reviewed the 2009 CIC Agreements and concluded that significant amendments should be made to bring the contracts closer in line with current competitive practices. The Committee recognized that the benefits being provided were well above market. As a result, Itron entered into 2010 CIC Agreements with its NEOs which substantially reduce the level of severance benefits that are payable upon an involuntary termination without cause or a voluntary termination for “good reason” within a two-year period following a change in control of the Company.

Severance Benefit. The 2009 CIC Agreements for all of the NEOs provided for a severance benefit of 3 times the sum of (i) base salary, (ii) maximum annual incentive, and (iii) payout of outstanding awards received as long- term incentives for the year in which the change in control occurred. The 2010 CIC Agreements provide the CEO with a severance benefit of 3 times the sum of base salary and target annual incentive opportunity. For the other NEOs, the severance benefit is 2.5 times the sum of base salary and target annual incentive opportunity.

Pro-Rata Annual Incentive for Year of Termination. The 2009 CIC Agreements provided for an annual incentive payment for the year of termination based on the maximum bonus opportunity, prorated for the time worked during the year of termination. The 2010 Agreements provide for a payment based on the greater of target opportunity or actual performance (as determined by the Board), prorated for the time worked during the year of termination.

Welfare Benefit Continuation. The 2009 CIC Agreements provided for 18 months of COBRA health care coverage for the NEOs and their families, and two additional years of life insurance with a tax gross-up on the life insurance premiums. The 2010 CIC Agreements provide for three years of life and disability insurance coverage (with no tax gross-up) for the CEO and 2.5 years of life and disability insurance coverage (with no tax gross-up) for the other NEOs. The 2010 CIC Agreements provide for three years of health care coverage for the CEO and his dependents and the other NEOs and their dependents would receive 2.5 years of health care coverage.

Equity Award Vesting and Acceleration. Like the 2009 CIC Agreements, the 2010 CIC Agreements provide for accelerated vesting of stock options and restricted stock or other equity-based awards at the time of the change in control. The 2009 CIC Agreements provided for accelerated vesting of performance shares at the time of the change in control with payouts based on the maximum opportunity. The 2010 CIC Agreements provide for accelerated vesting of the performance shares at the time of the change in control with payouts based on the greater of target opportunity or actual performance, as determined by the Board of Directors, prorated for the portion of the performance year as of the date of the change in control.

Excise Tax Gross-Up. The 2009 CIC Agreements provided for an excise tax gross-up if parachute payments exceed 105% of the IRS safe harbor amount. Otherwise, the payments are reduced to the safe harbor amount. The 2010 CIC Agreements likewise provide for an excise tax gross-up to the NEOs except that the tax gross-up will “sunset” after three years (i.e., the excise tax gross-up will expire by its terms three years from the date of the 2010 CIC Agreements).

Legal Fees. The 2009 CIC Agreements did not include a legal fees provision if the NEO had to enforce the agreement. The 2010 CIC Agreements provide that NEOs will be reimbursed for legal fees and expenses incurred in seeking to enforce the agreement.

Restrictive Covenants. The 2010 Agreements include restrictive covenants relating to non-solicitation and non-disparagement. The 2010 CIC Agreements also require a release of all claims against the Company.

The change in control severance benefits for the NEOs will be reduced substantially under the new 2010 CIC Agreements. However, the Committee believes that the 2010 CIC Agreements are in line with current competitive practices.

Stock Ownership Guidelines & Policies

In 2006, we adopted stock ownership guidelines to encourage our key executives to own our stock at least equal in value to two to four times each NEO’s base salary. The current guidelines for our NEOs are four times base salary for our CEO and three times base salary for all Senior Vice Presidents. Common stock, restricted stock awards, restricted stock units, and stock held in the 401(k) Plan and the Employee Stock Purchase Plan all count towards satisfaction of the guidelines; however, unexercised stock options do not. We believe that when our executives hold an equity interest in the Company, they will be less inclined to take excessive business risks. We also prohibit executives from pledging unvested equity awards as collateral for loans.

We annually review the levels of stock ownership of our executives. Because of the fluctuation of our stock price, only Mr. Nosbaum met the guidelines at December 31, 2009, based on a 12-month rolling average of our stock value of $55.74 per share (at January 4, 2010). However, all of the other NEOs continued to make satisfactory progress in 2009 towards meeting these guidelines.

Financial Restatement

We do not have any plans, policies, or agreements that specifically require recoupment of awards if performance measures are not achieved. However, under Section 304 of Sarbanes-Oxley, if we are required to restate our financials due to material noncompliance with any financial reporting requirement as a result of misconduct, the CEO and CFO must reimburse the Company for (1) any bonus or other incentive-based or equity-based compensation received during the 12 months following the first public issuance or filing of the non-complying document (whichever first occurs), and (2) any profits realized from the sale of securities of the Company during those 12 months.

Impact of Tax and Accounting

We regularly consider the various tax and accounting implications of the compensation vehicles we use. When determining the amount of long-term incentives and equity grants to executives and employees, the compensation costs associated with the grants as required by Accounting Standards Codification Topic 718 (ASC 718), formerly Statement of Financial Accounting Standards No. 123(R), are reviewed.

We generally seek to maximize the tax deductibility for all elements of compensation. For example, Section 162(m) of the Code generally prohibits any publicly held corporation from taking a federal income tax deduction for compensation paid in excess of $1 million in any taxable year to the CEO and the next three highest compensated officers (other than the CFO). Under the current tax laws, exceptions are made for qualified performance-based compensation. Our stock options and LTPP awards are designed to meet the definition of performance-based compensation under Section 162(m). The Committee retains the right to grant awards that do not qualify for the performance-based compensation exception if the Committee determines further compensation is appropriate in order to support our compensation philosophy with respect to our executives.

As noted elsewhere in this proxy statement, we intend to submit a performance-based compensation annual incentive plan (the Executive Management Incentive Plan or EMIP) for shareholder approval at the 2010 annual meeting, which is intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code. See “ITEM 3 – APPROVAL OF ITRON, INC. EXECUTIVE MANAGEMENT INCENTIVE PLAN” in this proxy statement and Appendix B to this proxy statement.

Assessment of Risk

As the Committee considered executive compensation for 2010, the Committee evaluated all of the Company’s 2009 compensation plans and policies to determine whether they might encourage excessive risk-taking by our executives. The Committee concluded that our compensation programs and policies do not encourage excessive risk-taking because of the following: (a) the salary component of our program is a fixed amount; (b) the annual and long-term incentive plans are designed with the following risk-mitigating characteristics: (i) annual incentive awards and performance-based RSU awards under the LTPP are limited to a fixed maximum percentage of base salary, as specified in the incentive plan, and are based on the attainment of certain Company financial objectives which diversifies risks associated with a single indicator of performance, (ii) time-based RSU awards and stock options are fixed awards of shares, (iii) incentive awards are not tied to a specific formula that could focus executives on specific short-term results, (iv) vesting of equity awards occurs over three-year periods, which discourages executives from taking short-term excessive risks; and (v) final awards are reviewed and approved by our Committee (and the Board in the case of the CEO), which is composed entirely of independent directors who have discretion under our plans to approve, modify, or eliminate any award earned; (c) the majority of the compensation paid to our executives is delivered in the form of equity ownership, which aligns the interest of our executives with those of our shareholders; and (d) executive officers are subject to our executive stock ownership guidelines. See also “CORPORATE GOVERNANCE – Risk Oversight by the Board” in this proxy statement.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with Itron’s management. Based on the review and discussions, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s 2010 Proxy Statement.

Compensation Committee

Kirby Dyess, Chair

Gary Pruitt

Michael Bracy

Charles Gaylord

EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

The following table provides information regarding compensation of the Company’s NEOs. The amounts shown include amounts deferred at the executive’s election. All numbers are rounded to the nearest dollar.

Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Stock Awards ($) (1)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($) (2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Malcolm Unsworth (3) President and Chief Executive Officer	2009	617,000	0	1,297,020	0	0	592,476	(4)	2,506,496
	2008	493,615	288,804	1,176,276	0	0	657,330		2,616,026
	2007	377,423	341,547	545,234	372,075	0	252,881		1,889,160

Steve Helmbrecht Senior Vice President and CFO	2009	400,000	0	0	0	0	16,311	(4)	416,311
	2008	399,615	196,838	784,184	0	0	31,590		1,412,227
	2007	300,000	236,701	545,234	0	0	20,224		1,102,159

Philip Mezey	2009	400,000	0	0	0	0	17,372	(4)	417,372
Chief Operating Officer – Itron North America	2008	400,000	187,276	784,184	0	0	25,926		1,397,386
	2007	370,385	285,216	545,234	0	0	22,336		1,223,171

John Holleran	2009	350,000	0	0	0	0	12,921	(4)	362,921
Senior Vice President and General Counsel	2008	349,807	782,190	784,184	0	0	17,400		1,933,581

Marcel Regnier (6)	2009	438,000	0	0	0	0	107,039	(4)	545,039
Senior Vice President, COO – Actaris

LeRoy Nosbaum (3)	2009	526,538	0	0	0	0	23,298	(4)	549,836
Executive Chairman/Former CEO	2008	824,327	540,837	3,528,828	0	0	24,390		4,918,382
	2007	650,000	736,480	1,090,468	0	0	19,608		2,496,556

(1)

These columns reflect the aggregate grant date fair value of awards granted under our Long-Term Performance Plan and Amended and Restated 2000 Stock Incentive Plan determined in accordance with FASB ASC Topic 718. See Note 10 of the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2009 regarding assumptions underlying the valuation of these equity awards.

(2)	This column reflects the cash awards earned by the NEO’s under our annual incentive program.

(3)	Mr. Unsworth was elected President and Chief Executive Officer of the Company effective March 31, 2009, at which time Mr. Nosbaum retired as CEO and became Executive Chairman.

(4)	The amounts shown under “All Other Compensation” consist of the following:

Name	Financial Planning (7)	Tax Preparation (7)	Legal Counseling (7)	Medical Costs (7)	Additional Life Insurance (7)	Long-Term Disability (7)	Home Office (7)	401(k) Company Contributions		Executive Deferred Comp. Plan Company Match (8)
Malcolm Unsworth				$3,814	$4,693	$44	$240	$3,121		$7,980
Steve Helmbrecht				4,705	6,000	1,295		2,686		1,385
Philip Mezey	3,570			5,997	1,783	147	503	2,603		2,769
John Holleran		4,533		444	5,250		271	2,423
Marcel Regnier
LeRoy Nosbaum		2,845	260	7,044	5,640			5,712

Name	Club Fees	Relocation Costs (9)	Housing Allowance	Cost of Living Allowance	Holiday Pay	Company Car	Travel Expenses	Expatriate Tax Reimbursement (9)		Group Insurance Retirement Contribution (10)
Malcolm Unsworth		$3,366						$569,218	(5)
Steve Helmbrecht							240
Philip Mezey
John Holleran
Marcel Regnier			34,602	3,650	13,015	3,213				52,560
LeRoy Nosbaum	1,797

(5)

Represents reimbursement for taxes on equalization payments received for additional Belgium or US income and social taxes incurred as a result of Mr. Unsworth’s assignment in Belgium for the time he was living abroad before his promotion to President and COO (4/15/2008).

(6)

Mr. Regnier’s compensation is paid in Euros and has been converted to US dollars ($USD) using an exchange rate of 1 Euro to 1.46 $USD. This exchange rate represents the approximate average exchange rate of 2009 Q4, and is the rate used by the Company for 2010 budgeting purposes.

(7)

Represents amounts reimbursed by Itron under our Executive Flex Benefit Plan, which allows executives to be reimbursed for certain services not to exceed in the aggregate 3% of the executive’s base salary.

(8)	Deferred compensation plan details are discussed following the Nonqualified Deferred Compensation Table.

(9)	Paid pursuant to the International Assignment Program for Mr. Unsworth for the time he was living abroad before his promotion to President and COO.

(10)	Represents Company contributions to a group insurance arrangement which provides retirement and death benefits for our executives in Belgium.

2009 Grants of Plan-Based Awards Table

The following table provides information regarding grants of plan-based awards to the NEOs during 2009.

Grants of Plan – Based Awards
Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#) (3)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards
		Threshold ($) (1)	Target ($) (1)	Maximum ($) (1)	Threshold (#) (2)	Target (#) (2)	Maximum (#) (2)
Malcolm Unsworth	2/13/2009	n/a	n/a	n/a	n/a	n/a	n/a	n/a	50,000	$57.96	$1,297,020
Steve Helmbrecht	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	$0
Philip Mezey	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	$0
John Holleran	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	$0
Marcel Regnier	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	$0
LeRoy Nosbaum	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	$0

(1)

The annual incentive program was suspended for 2009; no threshold, target or maximum awards were established for our executives and no awards were earned for 2009. Our annual incentive program is discussed under the caption “Annual Incentives” in the Compensation Discussion and Analysis.

(2)

The Long-Term Performance Plan was suspended for 2009; no threshold, target or maximum awards were established for our executives and no awards were earned for 2009. Our Long-Term Performance Plan is discussed under the caption “Long-Term Incentives” in the Compensation Discussion and Analysis.

(3)	Amounts shown in this column reflect the number of options granted to each named executive under our Amended and Restated 2000 Stock Incentive Plan.

As noted elsewhere in this proxy statement and reflected in the above two tables, in 2009 we suspended our annual incentive and long-term performance plans for our NEOs, except for promotional awards that included the grant of a stock option to Malcolm Unsworth, as shown above, upon his promotion to President and CEO in March 2009. See “Long-Term Incentives” and “Annual Incentives” under the “Compensation Discussion and Analysis” section of this proxy statement. Upon Mr. Unsworth’s promotion to President and CEO, Mr. Nosbaum retired as CEO and became Executive Chairman of the Board, serving until December 31, 2009. See “Long-Term Incentives” under the “Compensation Discussion and Analysis” with respect to modifications made to Mr. Nosbaum’s awards in connection with his retirement from the Company on December 31, 2009. He received no other benefits in connection with his retirement. For further explanation of benefits paid to our NEO residing in Belgium, Marcel Regnier, see “Employment Agreements” under the “Compensation Discussion and Analysis” section of this proxy statement.

2009 Outstanding Equity Awards at Fiscal Year End Table

The following table provides information regarding outstanding equity awards held by each NEO as of December 31, 2009.

Outstanding Equity Awards At Fiscal Year End
Name	Grant Date	Option Awards				Stock Awards
		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (4)
Malcolm Unsworth	7/1/2004	4,397		$22.74	7/1/2014
	5/3/2005	2,673		$37.40	5/3/2015
	8/7/2006	20,000		$48.51	8/7/2016
	2/22/2007					2,327	(2)	$157,235
	5/14/2007	13,334	6,666	$67.43	5/14/2017
	2/14/2008					3,136	(2)	$211,900
	5/5/2008	10,000	20,000	$95.78	5/5/2018
	2/12/2009					3,715	(2)	$251,023
	2/13/2009		50,000	$57.96	2/13/2019

Steve Helmbrecht	3/8/2004	2,792		$19.20	3/8/2014
	5/28/2004	2,247		$20.64	5/28/2014
	12/6/2004	8,333		$21.18	12/6/2014
	5/3/2005	5,000		$37.40	5/3/2015
	8/7/2006	13,333		$48.51	8/7/2016
	2/22/2007					2,327	(2)	$157,235
	5/14/2007	13,334	6,666	$67.43	5/14/2017
	2/14/2008					1,459	(2)	$98,585
	5/5/2008	6,667	13,333	$95.78	5/5/2018
	2/12/2009					2,532	(2)	$171,087

Philip Mezey	5/3/2005	5,000		$37.40	5/3/2015
	8/7/2006	16,000		$48.51	8/7/2016
	2/22/2007					2,327	(2)	$157,235
	5/14/2007	13,334	6,666	$67.43	5/14/2017
	2/14/2008					2,235	(2)	$151,019
	5/5/2008	6,667	13,333	$95.78	5/5/2018
	2/12/2009					2,409	(2)	$162,776

John Holleran	2/22/2007	13,334	6,666	$62.52	2/22/2017
	5/14/2007	13,334	6,666	$67.43	5/14/2017
	2/14/2008					1,459	(2)	$98,585
	5/5/2008	6,667	13,333	$95.78	5/5/2018
	8/26/2008					4,000	(3)	$270,280
	2/12/2009					2,217	(2)	$149,803

Marcel Regnier	1/22/2008					8,000	(3)	$540,560
	5/5/2008					10,000	(3)	$675,700
	2/12/2009					1,960	(2)	$132,437

LeRoy Nosbaum	8/7/2006	30,000		$48.51	3/31/2010
	5/14/2007	26,667		$67.43	12/31/2010
	5/5/2008	30,000		$95.78	12/31/2012

(1)

One third of the options granted on May 14, 2007 vest on each of May 14, 2008, 2009 and 2010. One third of the options granted on February 22, 2007 vest on each of February 22, 2008, 2009 and 2010. One third of the options granted on May 5, 2008 will vest on each of May 5, 2009, 2010, and 2011. One third of the options granted on February 13, 2009 vest on each of February 13, 2010, 2011 and 2012.

(2)

Represents restricted stock awards (RSAs) or RSUs granted under the Long-Term Performance Plan for the 2006, 2007 or 2008 performance cycles, as applicable. RSAs granted on February 22, 2007 and February 23, 2007 will vest on February 22, 2010 and February 23, 2010, respectively. RSUs granted on February 14, 2008 will vest on February 14, 2011. RSUs granted on February 12, 2009 will vest on February 12, 2012.

(3)

RSUs granted under the Amended and Restated 2000 Stock Incentive Plan. One third of the RSUs granted August 26, 2008 will vest on each of August 26, 2009, 2010 and 2011. RSUs granted on January 22, 2008 will vest on January 22, 2010 and must be held until January 22, 2012. RSUs granted on May 5, 2008 will vest on May 5, 2011.

(4)	Based on the closing price of our common stock on December 31, 2009 ($67.57).

2009 Option Exercises and Stock Vested Table

The following table provides information regarding stock option exercises and shares acquired upon the vesting of stock awards by the NEOs during the 2009 fiscal year.

Option Exercises and Stock Vested
Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized Upon Exercise ($) (1)	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($) (2)
Malcolm Unsworth	—	—	2,208		127,468
Steve Helmbrecht	—	—	2,208		127,468
Philip Mezey	—	—	2,007		115,864
John Holleran	—	—	2,000		107,400
Marcel Regnier	n/a	n/a	n/a		n/a
LeRoy Nosbaum	90,253	3,465,169	19,368	(3)	1,262,181

(1)	Represents the difference between the exercise price and the fair market value of our common stock on the date of exercise.

(2)	Based on the fair market value of our common stock on the vest date.

(3)	See also “Long-Term Incentives” in the Compensation Discussion and Analysis.

2009 Nonqualified Deferred Compensation Table

The following table provides information regarding the nonqualified deferred compensation of each of the NEOs for the 2009 fiscal year.

Nonqualified Deferred Compensation
Name	Executive Contributions in Last Fiscal Year ($) (1)	Registrant Contributions in Last Fiscal Year ($) (2)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)
Malcolm Unsworth	82,061	7,980	103,218	—	581,229
Steve Helmbrecht	12,000	1,385	(5,763)	—	86,526
Philip Mezey	24,000	2,769	63,902	—	270,813
John Holleran	n/a	n/a	n/a	—	n/a
Marcel Regnier	n/a	n/a	n/a	—	n/a
LeRoy Nosbaum	n/a	n/a	n/a	—	n/a

(1)	This deferred compensation represents amounts that are reported as compensation earned in 2009 in the Summary Compensation Table.

(2)	These amounts have been included in the Summary Compensation Table in the “All Other Compensation” column.

Executive Deferred Compensation Plan

Executives located in the U.S. are eligible to participate in the Company’s Executive Deferred Compensation Plan. Under this plan, participants may defer up to 50% of their base salary and 50% of their annual incentive to a non-qualified account. Participants may also defer an additional portion of their base salary equal to the amount of any contributions returned to them during the year from the Company’s 401(k) plan so that the 401(k) plan can satisfy the nondiscrimination requirements applicable to it. Each year, the Company makes matching contributions to the account of each participating executive at the rate of 50% of the first 6% of base salary and annual incentive deferred by the executive during that year. Effective April 1, 2009, the Company suspended the matching contributions to both plans as part of our cost-cutting efforts in 2009.

Each participant’s account is adjusted for hypothetical investment earnings or losses based on the performance of the “measurement funds” in which the account is deemed to be invested. Participants allocate their accounts among the measurement funds available under the plan and can change their allocation at any time. These measurement funds are the same as the mutual funds offered for investment purposes under the Company’s 401(k) plan (but do not include a Company stock fund). Measurement funds are used solely to determine the amount of the hypothetical investment earnings or losses to be allocated to the participant’s account. The Company is not obligated to invest any assets in these funds.

Accounts are distributed (or commence to be distributed) to participants upon termination of employment with the Company and its affiliates. Distribution will generally be made (or commence to be made) within 90 days after termination. However, distribution will be delayed until six months after termination to the extent necessary to comply with the requirements of Internal Revenue Code Section 409A. In-service distributions are not generally permitted. However, participants may elect to withdraw amounts from their accounts prior to termination to satisfy emergency needs in the event of an unforeseeable emergency (as determined by the plan administrator).

A participant’s account will be distributed in a lump sum, unless the participant elects to have it distributed in substantially equal annual installments over a period of not more than 10 years. This election must be made at the time the participant is first eligible to participate in the plan.

Potential Payments upon Termination

Termination for Cause

Under these circumstances, the executive is entitled to receive any accrued and unpaid base salary through the date of termination. All options granted automatically expire when terminated for cause and all unvested awards under the LTPP and the Annual Incentive Plan will be forfeited in the event of termination for cause.

Termination due to Death, Disability, or Retirement

Under these circumstances, the executive or his or her estate is entitled to any accrued and unpaid base salary through the date of termination and any vested stock options would remain exercisable for one year following the termination date, under the terms of the stock incentive plan.

LTPP: For awards under the LTPP (a) if termination occurs (for any reason) during a performance period, the award will be forfeited, (b) if termination occurs during the three-year cliff vesting period of a restricted stock award issued in 2007 for 2006 performance, the award will be forfeited, (c) if termination occurs during the three-year cliff vesting period of a restricted stock unit award issued in 2008 for 2007 performance, the award will vest pro-rata based on the number of full months’ employment during the vesting period, and (d) if termination occurs during the three-year cliff vesting period of a restricted stock unit award issued in 2009 for 2008 performance, the award will vest pro-rata based on the number of full months’ employment during the vesting period. As noted elsewhere in this proxy statement, there was no 2009 LTPP for our executives.

Annual Incentive Plan: No annual incentive bonuses were issued to executives in 2009.

Voluntary Termination or Termination without Cause

Under these circumstances, the executive is entitled to any accrued and unpaid base salary through the date of termination and any vested options would remain exercisable for 90 days following termination.

LTPP: For awards under the LTPP (a) if termination occurs during a performance period, the award will be forfeited, (b) if termination occurs during the three-year cliff vesting period of a restricted stock award issued in 2007 for 2006 performance, the entire award will be forfeited, (c) if termination occurs during the three-year cliff vesting period of a restricted stock unit award issued in 2008 for 2007 performance, the award will vest pro-rata based on the number of full months’ employment during the vesting period, and (d) if termination occurs during the three-year cliff vesting period of a restricted stock unit award issued in 2009 for 2008 performance, the award will vest pro-rata based on the number of full months’ employment during the vesting period. As noted elsewhere in this proxy statement, there was no 2009 LTPP for our executives.

Annual Incentive Plan: Under these circumstances, the bonus will be forfeited in its entirety.

Potential Payments upon Change in Control

Change in Control Agreements – 2009

Our change in control agreements in effect for 2009 with each of our executives provided that during the one or two year period following a change in control, depending on the executive, the executive would be compensated with:

■

an annual salary at least equal to the annual salary established by the Compensation Committee or the Board for the fiscal year in which the change in control occurs or, if no annual salary has been established prior to the change in control, then the annual salary will be at least equal to the annual salary for the prior fiscal year;

■

an annual bonus at least equal to the maximum annual bonus established for the executive for the fiscal year in which the change in control occurs or, if no annual bonus has been established prior to the change in control, then the annual bonus will be at least equal to a specified percentage of the annual base salary;

■

payments at least equal to the LTPP payout to that executive for the fiscal year in which the change in control occurs (distribution will be made in shares of the successor company should our stock cease to be publicly traded on or after the change in control);

■

fringe benefits of the type provided by the successor company to similarly situated executives, such as paid vacation, participation in incentive, savings and retirement, and welfare plans, except that if such fringe benefits are of less value than the fringe benefits that the executive was eligible for immediately prior to the change in control, then the executive will be entitled to the fringe benefits provided immediately prior to the change in control or, at the election of the successor company, to cash payments equal to the difference in value; and

■	reimbursement of all reasonable employment expenses incurred in accordance with applicable policies, practices and procedures.

If we terminated an executive, other than for cause, or if an executive terminated employment for good reason during the employment period, or prior to a change in control if the executive could reasonably demonstrate that such termination was at the request of a third party who had taken steps reasonably calculated to effect the change in control, or demonstrates that such termination otherwise arose in connection with or in anticipation of a change in control, then the executive would receive:

■	any unpaid salary due to the executive as of the date of termination;

■	pro-rated annual bonus, based on the maximum bonus established for the fiscal year in which the change in control occurs;

■	any previously deferred compensation and accrued vacation pay;

■

payment or reimbursement of insurance premiums for COBRA continuation coverage for the executive and his or her family for eighteen months after the date of termination (except to the extent the COBRA continuation coverage ceases to be available);

■

lump-sum severance pay equal to, depending on the executive, up to three times the sum of the executive’s annual base salary, maximum bonus, and maximum LTPP award payments for the fiscal year in which the change in control occurs; and

■

payment or reimbursement of any life insurance premiums for any individual life insurance policy resulting from the conversion of coverage from our group-term life insurance plan for twenty-four months after the date of termination.

If the executive was terminated for cause or if the executive terminated his or her employment other than for good reason, the executive would only be entitled to receive any unpaid salary due to the executive as of the date of termination and any amounts previously deferred by the executive. If the executive terminated because of death or disability, the executive would only have been entitled to receive any unpaid salary and pro-rated bonus due to the executive as of the date of termination, any amounts previously deferred by the executive, and any accrued vacation pay.

In the event that payments under the change in control agreement resulted in the imposition of excise taxes to the executive, we would pay the executive an additional amount equal to the excise tax and other related taxes; provided, however, that if reducing the amount of severance payable to the executive by up to five percent would not have subjected the executive to the excise tax, the amount of severance could have been reduced by such amount, not to exceed five percent, as would not have subjected the executive to the excise tax.

A “change in control” for purposes of these agreements generally consisted of any of the following (excluding certain related party transactions):

■	an acquisition of 20 percent or more of our voting securities;

■	the current members of the Board (and their approved successors) ceasing to constitute a majority of the Board;

■	consummation of any merger or consolidation with or into another corporation; or

■	consummation of any sale, lease, exchange, or other transfer of all or substantially all of our outstanding securities or substantially all of our assets.

A termination by us for “cause” generally included:

■	the executive’s willful injury of us or breach of fiduciary duty to us involving personal profit;

■	conviction of a crime against us or felony;

■	habitual or repeated misuse by the executive of alcohol or controlled substances that materially impairs the executive’s ability to perform his or her duties; or

■	any willful act involving moral turpitude which materially and adversely affects our business, goodwill, or reputation.

A termination for “good reason” by the named executive officer generally included any of the following actions by us without the executive’s written consent following the change in control:

■	a material reduction in the executive’s authority, duties, responsibilities, or status;

■	failure to compensate the executive based on the provisions set forth in the change in control agreement as stipulated above;

■	changing the executive’s office location so that he or she must commute more than 50 miles from the office where the executive was performing services as of the change in control date; or

■	failing to obtain a satisfactory agreement from any successor company to assume and agree to perform the obligations under the change in control agreement.

Regnier Severance Benefits and Change in Control Agreement

Our Senior Vice President and COO-International, Mr. Regnier, resides in Belgium, as required by his position. Under Belgium laws, Mr. Regnier may be entitled to receive severance payments determined under the formula prescribed by statute in Belgium, which is based on age, seniority, and level of remuneration at the time of termination, regardless of the reason for the termination (except for cause). Consequently, his change in control agreement provides that any severance payments and benefits he receives under Belgium law, if any, will be offset against any payments or benefits he receives pursuant to his change in control agreement.

Change in Control Agreements – 2010

We entered into new change in control agreements with our executives in 2010 which will substantially reduce the level of severance benefits payable to our executives upon involuntary termination without cause or voluntary termination for good reason after a change in control. See “Compensation Discussion and Analysis – Payments Upon Change in Control – New 2010 Agreements” in this proxy statement.

Amended and Restated 2000 Stock Incentive Plan (SIP) Change in Control Provisions

Our SIP contains certain provisions relating to corporate transactions. In the event of a corporate transaction that is not a related party transaction, the vesting of options and stock awards will accelerate and they will become 100% vested and exercisable. In the event of a corporate transaction that is a related party transaction, the vesting of options and stock awards will not accelerate, unless the successor company refuses to assume or substitute the awards. Under the terms of the SIP, the following events are defined as corporate transactions:

■	consummation of any merger or consolidation with or into another corporation;

■	consummation of any sale, lease, exchange, or other transfer of all or substantially all of our outstanding securities or substantially all of our assets; or

■	acquisition of a majority or more of our outstanding voting securities.

See “ITEM 2 – APPROVAL OF THE ITRON, INC. 2010 STOCK INCENTIVE PLAN” in this proxy statement for a description of the change in control provisions in our 2010 Plan that we are submitting for shareholder approval at the annual meeting.

LTPP Change in Control Provisions

All outstanding performance awards will be accelerated at the maximum level and immediately paid in fully vested shares of our common stock prior to a change in control. Furthermore, any outstanding unvested restricted stock or restricted stock units issued in connection with a prior performance period will accelerate in full immediately prior to a change in control. The definition of change in control for purposes of restricted stock awards granted under the 2006 LTPP will be consistent with the definition in the standard change in control agreements that we have in effect at the time of a transaction. The definition of change in control for purposes of restricted stock units granted under the 2007 LTPP and the 2008 LTPP performance periods includes (a) a corporate transaction (other than a related party transaction) as defined in the SIP, or (b) a change in control as defined in the standard change in control agreements that we have in effect at the time of a transaction, but in any event, the transaction must constitute a change in control event within the meaning of Section 409A of the Code. We did not adopt a 2009 LTPP.

Termination Payment Tables for NEOs

The tables below reflect the estimated amount of incremental compensation payable to each of our NEOs in the event of termination of employment or change in control. The tables do not include benefits generally available to all employees on a non-discriminatory basis or payments and benefits that the NEOs would have already earned during their employment with us whether or not a termination or change in control event had occurred. The amounts shown assume that such termination or change in control was effective as of December 31, 2009. The actual amounts to be paid out can only be determined at the time of such executive’s termination or upon a change in control, as applicable.

Malcolm Unsworth

Summary of Termination Payments
Malcolm Unsworth
Executive Benefits (1)	Termination for Cause	Voluntary Termination	Death	Disability	Retirement	Termination Without Cause	Change in Control	Termination Without Cause or by Executive for Good Reason during Post Change in Control Period
Annual Incentive (2)	$—	$—	$—	$—	$—	$—	$325,000	$325,000
Accelerated Stock Options (3)	$—	$—	$—	$—	$—	$—	$481,433	$481,433
Severance (4)	$—	$—	$—	$—	$—	$—	$—	$2,925,000
Benefit Continuation	$—	$—	$—	$—	$—	$—	$—	$1,116
Accelerated Restricted Stock/Pro-rata RSUs (5)	$—	$199,196	$199,196	$199,196	$199,196	$199,196	$620,157	$620,157
Accelerated Long-Term Performance Plan Award (6)	$—	$—	$—	$—	$—	$—	$—	$—
Gross-Up (7)	$—	$—	$—	$—	$—	$—	$—	$—

(1)

The above table does not include amounts deferred into our Executive Deferred Compensation Plan, stock option awards that are fully vested, earned salary, and accrued vacation as those items are earned and due to the employee regardless of such termination or change in control events. It also does not include amounts payable under life insurance coverage, our accidental death & dismemberment coverage or our business travel accident coverage, which are programs available to all employees. Under the change in control agreement with this executive the post-change in control employment period is two years and the severance payment is equal to three times the sum of the executive’s base salary, annual incentive and Long-Term Performance Plan award. Each form of payment is mutually exclusive based on the individual circumstances or events and therefore represents a single payment and should not be added together.

(2)	Represents the amount payable as an Annual Bonus for 2009 pursuant to our Change in Control Agreement with the executive.

(3)	Represents in-the-money value of accelerated stock options based on the closing price of our common stock on December 31, 2009 ($67.57).

(4)	Represents three times the sum of base salary, Annual Bonus and maximum 2009 Long-Term Performance Plan Award ($0 for 2009).

(5)

Represents the pro-rata vested value of RSUs granted February 14, 2008 and February 12, 2009, based on full months of employment during the three year vesting period and the closing price of our common stock on December 31, 2009 ($67.57). Change-In-Control amounts represent the accelerated value of all outstanding unvested restricted stock and RSU awards based on the closing price of our stock on December 31, 2009 ($67.57).

(6)

Represents the difference between the maximum RSU award payable under the Long-Term Performance Plan for the 2009 performance cycle and the RSU award actually earned. The Long-Term Performance Plan was suspended for 2009; no threshold, target or maximum awards were established for our executives and no awards were earned in 2009.

(7)

In the event that payments under the change in control agreement result in imposition of excise taxes to the executive, we will pay the executive an additional amount (“gross-up”) equal to the excise tax and other related taxes on the excise tax gross-up (federal and state income taxes), unless reducing the amount of severance by up to five percent would not subject the executive to the excise tax, in which case the amount of severance may be reduced by such amount. The executive pays basic federal and state income taxes incurred on payments that are not a result of the imposition of the excise tax.

Steven Helmbrecht

Summary of Termination Payments Steve Helmbrecht
Executive Benefits (1)	Termination for Cause	Voluntary Termination	Death	Disability	Retirement	Termination Without Cause	Change in Control	Termination Without Cause or by Executive for Good Reason during Post Change in Control Period
Annual Incentive (2)	$—	$—	$—	$—	$—	$—	$200,000	$200,000
Accelerated Stock Options (3)	$—	$—	$—	$—	$—	$—	$933	$933
Severance (4)	$—	$—	$—	$—	$—	$—	$—	$1,800,000
Benefit Continuation	$—	$—	$—	$—	$—	$—	$—	$18,273
Accelerated Restricted Stock/Pro-rata RSUs (5)	$—	$107,774	$107,774	$107,774	$107,774	$107,774	$426,907	$426,907
Accelerated Long-Term Performance Plan Award (6)	$—	$—	$—	$—	$—	$—	$—	$—
Gross-Up (7)	$—	$—	$—	$—	$—	$—	$—	$—

(1)

The above table does not include amounts deferred into our Executive Deferred Compensation Plan, stock option awards that are fully vested, earned salary, and accrued vacation as those items are earned and due to the employee regardless of such termination or change in control events. It also does not include amounts payable under life insurance coverage, our accidental death & dismemberment coverage or our business travel accident coverage, which are programs available to all employees. Under the change in control agreement with this executive the post-change in control employment period is two years and the severance payment is equal to three times the sum of the executive’s base salary, annual incentive and Long-Term Performance Plan award. Each form of payment is mutually exclusive based on the individual circumstances or events and therefore represents a single payment and should not be added together.

(2)	Represents the amount payable as an Annual Bonus for 2009 pursuant to our Change in Control Agreement with the executive.

(3)	Represents in-the-money value of accelerated stock options based on the closing price of our common stock on December 31, 2009 ($67.57).

(4)	Represents three times the sum of base salary, Annual Bonus and maximum 2009 Long-Term Performance Plan Award ($0 for 2009).

(5)

Represents the pro-rata vested value of RSUs granted February 14, 2008 and February 12, 2009, based on full months of employment during the three year vesting period and the closing price of our common stock on December 31, 2009 ($67.57). Change-In-Control amounts represent the accelerated value of all outstanding unvested restricted stock and RSU awards based on the closing price of our stock on December 31, 2009 ($67.57).

(6)

Represents the difference between the maximum RSU award payable under the Long-Term Performance Plan for the 2009 performance cycle and the RSU award actually earned. The Long-Term Performance Plan was suspended for 2009; no threshold, target or maximum awards were established for our executives and no awards were earned in 2009.

(7)

In the event that payments under the change in control agreement result in imposition of excise taxes to the executive, we will pay the executive an additional amount (“gross-up”) equal to the excise tax and other related taxes on the excise tax gross-up (federal and state income taxes), unless reducing the amount of severance by up to five percent would not subject the executive to the excise tax, in which case the amount of severance may be reduced by such amount. The executive pays basic federal and state income taxes incurred on payments that are not a result of the imposition of the excise tax.

John Holleran

Summary of Termination Payments John Holleran
Executive Benefits (1)	Termination for Cause	Voluntary Termination	Death	Disability	Retirement	Termination Without Cause	Change in Control	Termination Without Cause or by Executive for Good Reason during Post Change in Control Period
Annual Incentive (2)	$—	$—	$—	$—	$—	$—	$175,000	$175,000
Accelerated Stock Options (3)	$—	$—	$—	$—	$—	$—	$34,597	$34,597
Severance (4)	$—	$—	$—	$—	$—	$—	$—	$1,575,000
Benefit Continuation	$—	$—	$—	$—	$—	$—	$—	$12,768
Accelerated Restricted Stock/Pro-rata RSUs (5)	$—	$101,896	$101,896	$101,896	$101,896	$101,896	$518,667	$518,667
Accelerated Long-Term Performance Plan Award (6)	$—	$—	$—	$—	$—	$—	$—	$—
Gross-Up (7)	$—	$—	$—	$—	$—	$—	$—	$796,478

(1)

The above table does not include amounts deferred into our Executive Deferred Compensation Plan, stock option awards that are fully vested, earned salary, and accrued vacation as those items are earned and due to the employee regardless of such termination or change in control events. It also does not include amounts payable under life insurance coverage, our accidental death & dismemberment coverage or our business travel accident coverage, which are programs available to all employees. Under the change in control agreement with this executive the post-change in control employment period is two years and the severance payment is equal to three times the sum of the executive’s base salary, annual incentive and Long-Term Performance Plan award. Each form of payment is mutually exclusive based on the individual circumstances or events and therefore represents a single payment and should not be added together.

(2)	Represents the amount payable as an Annual Bonus for 2009 pursuant to our Change in Control Agreement with the executive.

(3)	Represents in-the-money value of accelerated stock options based on the closing price of our common stock on December 31, 2009 ($67.57).

(4)	Represents three times the sum of base salary, Annual Bonus and maximum 2009 Long-Term Performance Plan Award ($0 for 2009).

(5)

Represents the pro-rata vested value of RSUs granted February 14, 2008 and February 12, 2009, based on full months of employment during the three year vesting period and the closing price of our common stock on December 31, 2009 ($67.57). Change-In-Control amounts represent the accelerated value of all outstanding unvested restricted stock and RSU awards based on the closing price of our stock on December 31, 2009 ($67.57).

(6)

Represents the difference between the maximum RSU award payable under the Long-Term Performance Plan for the 2009 performance cycle and the RSU award actually earned. The Long-Term Performance Plan was suspended for 2009; no threshold, target or maximum awards were established for our executives and no awards were earned in 2009.

(7)

In the event that payments under the change in control agreement result in imposition of excise taxes to the executive, we will pay the executive an additional amount (“gross-up”) equal to the excise tax and other related taxes on the excise tax gross-up (federal and state income taxes), unless reducing the amount of severance by up to five percent would not subject the executive to the excise tax, in which case the amount of severance may be reduced by such amount. The executive pays basic federal and state income taxes incurred on payments that are not a result of the imposition of the excise tax.

Philip Mezey

Summary of Termination Payments Phillip Mezey
Executive Benefits (1)	Termination for Cause	Voluntary Termination	Death	Disability	Retirement	Termination Without Cause	Change in Control	Termination Without Cause or by Executive for Good Reason during Post Change in Control Period
Annual Incentive (2)	$—	$—	$—	$—	$—	$—	$200,000	$200,000
Accelerated Stock Options (3)	$—	$—	$—	$—	$—	$—	$933	$933
Severance (4)	$—	$—	$—	$—	$—	$—	$—	$1,800,000
Benefit Continuation	$—	$—	$—	$—	$—	$—	$—	$18,273
Accelerated Restricted Stock/Pro-rata RSUs (5)	$—	$137,505	$137,505	$137,505	$137,505	$137,505	$471,030	$471,030
Accelerated Long-Term Performance Plan Award (6)	$—	$—	$—	$—	$—	$—	$—	$—
Gross-Up (7)	$—	$—	$—	$—	$—	$—	$—	$—

(1)

The above table does not include amounts deferred into our Executive Deferred Compensation Plan, stock option awards that are fully vested, earned salary, and accrued vacation as those items are earned and due to the employee regardless of such termination or change in control events. It also does not include amounts payable under life insurance coverage, our accidental death & dismemberment coverage or our business travel accident coverage, which are programs available to all employees. Under the change in control agreement with this executive the post-change in control employment period is two years and the severance payment is equal to three times the sum of the executive’s base salary, annual incentive and Long-Term Performance Plan award. Each form of payment is mutually exclusive based on the individual circumstances or events and therefore represents a single payment and should not be added together

(2)	Represents the amount payable as an Annual Bonus for 2009 pursuant to our Change in Control Agreement with the executive.

(3)	Represents in-the-money value of accelerated stock options based on the closing price of our common stock on December 31, 2009 ($67.57).

(4)	Represents three times the sum of base salary, Annual Bonus and maximum 2009 Long-Term Performance Plan Award ($0 for 2009).

(5)

Represents the pro-rata vested value of RSUs granted February 14, 2008 and February 12, 2009, based on full months of employment during the three year vesting period and the closing price of our common stock on December 31, 2009 ($67.57). Change-In-Control amounts represent the accelerated value of all outstanding unvested restricted stock and RSU awards based on the closing price of our stock on December 31, 2009 ($67.57).

(6)

Represents the difference between the maximum RSU award payable under the Long-Term Performance Plan for the 2009 performance cycle and the RSU award actually earned. The Long-Term Performance Plan was suspended for 2009; no threshold, target or maximum awards were established for our executives and no awards were earned in 2009.

(7)

In the event that payments under the change in control agreement result in imposition of excise taxes to the executive, we will pay the executive an additional amount (“gross-up”) equal to the excise tax and other related taxes on the excise tax gross-up (federal and state income taxes), unless reducing the amount of severance by up to five percent would not subject the executive to the excise tax, in which case the amount of severance may be reduced by such amount. The executive pays basic federal and state income taxes incurred on payments that are not a result of the imposition of the excise tax.

Marcel Regnier

Summary of Termination Payments Marcel Regnier
Executive Benefits (1)	Termination for Cause	Voluntary Termination	Death	Disability	Retirement	Termination Without Cause	Change in Control	Termination Without Cause or by Executive for Good Reason during Post Change in Control Period
Annual Incentive (2)	$—	$—	$—	$—	$—	$—	$219,000	$219,000
Accelerated Stock Options (3)	$—	$—	$—	$—	$—	$—	$—	$—
Severance (4)	$—	$—	$—	$—	$—	$438,000	$—	$1,971,000
Benefit Continuation	$—	$—	$—	$—	$—	$—	$—	$17,923
Accelerated Restricted Stock/Pro-rata RSUs (5)	$—	$36,758	$36,758	$36,758	$36,758	$36,758	$1,348,697	$1,348,697
Accelerated Long-Term Performance Plan Award (6)	$—	$—	$—	$—	$—	$—	$—	$—
Gross-Up (7)	$—	$—	$—	$—	$—	$—	$—	$—

(1)

The above table does not include amounts deferred into our Executive Deferred Compensation Plan, stock option awards that are fully vested, earned salary, and accrued vacation as those items are earned and due to the employee regardless of such termination or change in control events. It also does not include amounts payable under life insurance coverage, our accidental death & dismemberment coverage or our business travel accident coverage, which are programs available to all employees. Under the change in control agreement with this executive the post-change in control employment period is two years and the severance payment is equal to three times the sum of the executive’s base salary, annual incentive and Long-Term Performance Plan award. Each form of payment is mutually exclusive based on the individual circumstances or events and therefore represents a single payment and should not be added together.

(2)	Represents the amount payable as an Annual Bonus for 2009 pursuant to our Change in Control Agreement with the executive.

(3)	Represents in-the-money value of accelerated stock options based on the closing price of our common stock on December 31, 2009 ($67.57).

(4)

For termination without cause, represents one times base salary. For termination without cause or by executive with good reason during post change in control period, represents three times the sum of base salary, Annual Bonus and maximum 2009 Long-Term Performance Plan Award ($0 for 2009).

(5)

Represents the pro-rata vested value of RSUs granted February 12, 2009, based on full months of employment during the three year vesting period and the closing price of our common stock on December 31, 2009 ($67.57). Change-In-Control amounts represent the accelerated value of all outstanding unvested restricted stock and RSU awards based on the closing price of our stock on December 31, 2009 ($67.57).

(6)

Represents the difference between the maximum RSU award payable under the Long-Term Performance Plan for the 2009 performance cycle and the RSU award actually earned. The Long-Term Performance Plan was suspended for 2009; no threshold, target or maximum awards were established for our executives and no awards were earned in 2009.

(7)

In the event that payments under the change in control agreement result in imposition of excise taxes to the executive, we will pay the executive an additional amount (“gross-up”) equal to the excise tax and other related taxes on the excise tax gross-up (federal and state income taxes), unless reducing the amount of severance by up to five percent would not subject the executive to the excise tax, in which case the amount of severance may be reduced by such amount. The executive pays basic federal and state income taxes incurred on payments that are not a result of the imposition of the excise tax.

LeRoy Nosbaum

Mr. Nosbaum retired from the Company on December 31, 2009. In connection with his retirement, forfeiture provisions of two stock awards previously earned by Mr. Nosbaum were waived so that the full amount of the performance-based awards would vest upon his retirement. The stock awards otherwise would have fully vested on February 23, 2010 (as to 7,411 shares), and February 14, 2011 (as to 1,578 shares). As a result, he received 8,989 shares of common stock that otherwise would have been forfeited. See “Long-Term Incentives” under “Compensation Discussion and Analysis” in this proxy statement. The value of those shares, based on the fair market value of our common stock at December 31, 2009, is $607,387.

2009 AUDIT/FINANCE COMMITTEE REPORT

The Audit/Finance Committee is composed of independent directors as defined by Rule 5605(a)(2) of the NASDAQ rules and acts under a written charter developed by the Committee. Management is responsible for the Company’s internal controls and the financial reporting process. Ernst & Young LLP, the Company’s independent registered public accounting firm, is responsible for performing an independent audit of the Company’s consolidated financial statements and internal control over financial reporting in accordance with auditing standards of the Public Company Accounting Oversight Board (United States) and for issuing a report thereon. The Committee’s responsibility is to monitor and oversee these processes on behalf of our Board of Directors.

In connection with the December 31, 2009 financial statements, the Audit/Finance Committee hereby reports as follows:

(1)	The Audit/Finance Committee has reviewed and discussed the audited financial statements and report on internal control over financial reporting with management.

(2)

The Audit/Finance Committee has discussed with the independent auditors the matters required by Statement on Auditing Standards No. 61 (Communications with Audit Committees) as amended, and SEC Regulation S-X, Rule 2-07.

(3)

The Audit/Finance Committee has received the written disclosures and the letter from the auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit/Finance Committee concerning independence, and discussed with the auditors the auditors’ independence.

(4)

Based upon these reviews and discussions, the Audit/Finance Committee has recommended to the Board of Directors and the Board has approved, that the Company’s audited financial statements be included in the Securities and Exchange Commission Annual Report on Form 10-K for the year ended December 31, 2009.

Audit/Finance Committee

Graham Wilson, Chairman

Sharon Nelson

Jon Eliassen

Thomas Glanville

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S AUDIT FEES AND SERVICES

For the years ended December 31, 2008 and December 31, 2009, professional services were performed by Ernst & Young LLP and their respective affiliates (collectively, Ernst & Young LLP). The aggregate fees billed by Ernst & Young LLP for the years ended December 31, 2008 and 2009 were as follows:

Services Rendered	2008	2009
Audit Fees (1)	$6,623,713	$5,471,271
Audit-Related Fees (2)	114,950	134,623

Total Audit and Audit-Related Fees	6,738,663	5,605,894
Tax Fees (3)	97,106	9,497
Other Fees (4)	—	—
Total Fees	$6,835,769	$5,615,391

(1)

Audit services include fees for professional services rendered for the audit of the Company’s annual financial statements and internal controls over financial reporting for the years ended December 31, 2008 and 2009, and reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q. In addition, services include procedures regarding registration statements, statutory audits required internationally, and accounting consultations on matters related to the annual audits or interim reviews.

(2)	Audit-related services primarily include fees for acquisition due diligence services performed during the years ended December 31, 2008 and 2009.

(3)

Tax services include fees for consultation and assistance with tax preparation and compliance during the years ended December 31, 2008 and 2009. No other tax services were performed by Ernst & Young LLP.

(4)	The Company typically does not engage Ernst & Young LLP for other fees or services.

The Audit/Finance Committee has considered and concluded that the non-audit services provided to the Company by Ernst & Young LLP are compatible with maintaining the auditors’ independence.

The Audit/Finance Committee has adopted polices and procedures requiring that the Company obtain the Committee’s pre-approval of all audit and permissible non-audit services to be provided by the Company’s independent registered public accounting firm. Pre-approval is generally granted on a quarterly basis, is detailed as to the particular service or category of services to be provided, and is granted after consideration of the estimated fees for each service or category of service. Actual fees and any changes to estimated fees for pre-approved services are reported to the Committee on a quarterly basis. In 2008 and 2009, all services were pre-approved in accordance with the charter of the Audit/Finance Committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information with respect to the beneficial ownership of our common stock as of February 26, 2010 by:

■	each of our directors;

■	each of our executive officers for whom compensation is reported in this proxy statement;

■	all of our directors and executive officers as a group; and

■	each person that we know beneficially owns more than 5% of our common stock.

The percentage ownership data is based on 40,188,853 shares of our common stock outstanding as of February 26, 2010. Under SEC rules, beneficial ownership includes shares over which the indicated beneficial owner exercises voting and/or investment power. Shares of common stock subject to options that are currently exercisable or will become exercisable within 60 days are deemed outstanding for computing the number of shares and the percentage ownership of the person holding the option, but are not deemed outstanding for purposes of computing the percentage ownership of any other person. Except as otherwise noted, we believe that the beneficial owners of the shares of common stock listed below have sole voting and investment power with respect to all shares beneficially owned, subject to applicable community property laws.

	Shares Beneficially Owned
Name	Number	Percent
Directors and Executive Officers:
LeRoy D. Nosbaum (1)	194,561	*
Malcolm Unsworth (2)	93,528	*
Philip C. Mezey (3)	61,463	*
Steven M. Helmbrecht (4)	73,685	*
John Holleran (5)	54,628	*
Marcel Regnier	27,970	*
Michael B. Bracy (6)	48,199	*
Kirby Dyess (7)	10,751	*
Jon E. Eliassen (8)	12,941	*
Charles H. Gaylord, Jr. (7)	10,749	*
Thomas S. Glanville (9)	44,912	*
Sharon L. Nelson (10)	9,654	*
Gary Pruitt (11)	8,815	*
Graham M. Wilson (12)	26,423	*
All directors and executive officers as a group (15 persons) (13)	730,675	1.8%

Greater-Than-5% Shareholders:
BlackRock, Inc. (14) 40 East 52nd Street New York, NY 10022	5,121,423	12.76%
FMR LLC (15) 82 Devonshire St. Boston, MA 02109	2,333,966	5.76%

*	Less than 1%.

(1)

Includes 86,667 shares issuable on exercise of outstanding options exercisable within 60 days at a weighted average exercise price of $70.69 per share. Also includes 1,705 shares of common stock held for Mr. Nosbaum’s individual account under our 401(k) employee savings plan.

(2)	Includes 67,071 shares issuable on exercise of outstanding options exercisable within 60 days at a weighted average exercise price of $59.54 per share.

(3)	Includes 41,001 shares issuable on exercise of outstanding options exercisable within 60 days at a weighted average exercise price of $60.99 per share.

(4)	Includes 51,706 shares issuable on exercise of outstanding options exercisable within 60 days at a weighted average exercise price of $51.21 per share.

(5)	Includes 40,001 shares issuable on exercise of outstanding options exercisable within 60 days at a weighted average exercise price of $69.70 per share.

(6)	Includes 21,602 shares issuable on exercise of outstanding options exercisable within 60 days at a weighted average exercise price of $26.87 per share.

(7)	Includes 7,102 shares issuable on exercise of outstanding options exercisable within 60 days at a weighted average exercise price of $74.01 per share.

(8)	Includes 5,337 shares issuable on exercise of outstanding options exercisable within 60 days at a weighted average exercise price of $58.84 per share.

(9)	Includes 15,102 shares issuable on exercise of outstanding options exercisable within 60 days at a weighted average exercise price of $31.91 per share.

(10)	Includes 4,602 shares issuable on exercise of outstanding options exercisable within 60 days at a weighted average exercise price of $57.40 per share.

(11)	Includes 7,102 shares issuable on exercise of outstanding options exercisable within 60 days at a weighted average exercise price of $63.32 per share.

(12)	Includes 20,352 shares issuable on exercise of outstanding options exercisable within 60 days at a weighted average exercise price of $27.61 per share.

(13)

Includes 418,500 shares issuable on exercise of outstanding options that are held by all directors and executive officers and are exercisable within 60 days. Also includes 1,705 shares of common stock held for Mr. Nosbaum’s individual account under our 401(k) employee savings plan.

(14)

Information is based on Amendment No. 5 to a Schedule 13G filed with the SEC on January 8, 2010 by BlackRock, Inc., on behalf of its investment advisory subsidiaries, BlackRock Advisors LLC, BlackRock Advisors (UK) Limited, BlackRock Asset Management Australia Limited, BlackRock Asset Management Canada Limited, BlackRock Asset Management Japan Limited, BlackRock Financial Management, Inc., BlackRock Fund Advisors, BlackRock Institutional Trust Company, N.A., BlackRock Investment Management, LLC, BlackRock (Luxembourg) S.A. (who holds 5% or greater of the shares reported on the Schedule 13G), BlackRock International Ltd, and BlackRock Investment Management UK Ltd. The Schedule 13G indicates that BlackRock, Inc. has sole voting power and sole dispositive power over all of these shares.

(15)

Information is based on Amendment No. 4 to a Schedule 13G filed with the SEC on February 16, 2010 by FMR LLC, Fidelity Management & Research Company and Edward C. Johnson 3d. The Schedule indicates that sole dispositive power over all these shares is held by the following entities in the respective amounts listed: Fidelity Management & Research Company (“Fidelity”), 1,656,130 shares; Pyramis Global Advisors, LLC, 220,240 shares; Pyramis Global Advisors Trust Company, 455,928 shares; and Strategic Advisers, Inc., 1,668 shares. Additionally, the schedule reports sole voting power over 613,740 shares, including through the following entities in the respect amounts listed: Pyramis Global Advisors, LLC, 220,240 shares; and Pyramis Global Advisors Trust Company, 391,702 shares. The amount of shares beneficially owned by Fidelity includes 169,900 shares with respect to which it has a right to acquire beneficial ownership upon conversion of $11,070,000 principal amount of Itron’s 2.5% Convertible Senior Subordinated Notes due 2026.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers and directors and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. SEC regulations require our officers, directors, and greater-than-10% shareholders to provide us with copies of all Section 16(a) forms they file.

Based solely on our review of these forms and written representations received from certain reporting persons, we believe that, during 2009 all of our executive officers, directors, and greater than 10% shareholders complied with all Section 16(a) filing requirements applicable to them.

LIST OF SHAREHOLDERS OF RECORD

A list of shareholders of record entitled to vote at the annual meeting will be available at the annual meeting and will also be available ten days prior to the annual meeting between the hours of 9:00 a.m. and 4:00 p.m., Pacific time, at the office of the Corporate Secretary, Itron, Inc., 2111 N. Molter Road, Liberty Lake, Washington 99019. A shareholder may examine the list for any legally valid purpose related to the annual meeting.

ANNUAL REPORT AND FINANCIAL STATEMENTS

A copy of our 2009 Annual Report to Shareholders, which includes our financial statements for the year ended December 31, 2009 on Form 10-K, accompanies this proxy statement. In addition, you may view the Annual Report and this proxy statement on the following website: http://bnymellon.mobular.net/bnymellon/itri

SHAREHOLDER PROPOSALS FOR 2011

Under the SEC’s proxy rules, shareholder proposals that meet specified conditions must be included in our proxy statement and proxy for the 2011 annual meeting. Under Exchange Act Rules 14a-5(e) and 14a-8(e), shareholders that intend to present a proposal at our 2011 annual meeting must give us written notice of the proposal not later than November 23, 2010 for the proposal to be considered for inclusion in our proxy materials for that meeting. In addition, shareholders who wish to submit nominations for the election of directors or proposals that will not be included in our proxy materials must do so in accordance with the advance notice provisions and other applicable requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws provide that the notice of proposals to be considered at our annual meeting must be received by Itron at least 90 days and not more than 120 days prior to the anniversary date of the prior year’s annual meeting, and that the notice of nominations for election of directors must be received at least 60 days and not more than 90 days prior to the date of our annual meeting (or if less than 60 days’ notice or prior public disclosure of the date of such annual meeting is given or made to the shareholders, not later than the tenth day following the day on which notice of the date of the annual meeting was mailed or public disclosure was made). Shareholders who intend to present proposals at the 2011 annual meeting that will not be included in our proxy materials must provide to our Corporate Secretary written notice of the business they wish to propose no later than February 3, 2011 and no sooner than January 4, 2011, assuming the annual meeting is held on May 4, 2011. Our timely receipt of a proposal by a qualified shareholder will not guarantee the proposal’s inclusion in our proxy materials or presentation at the 2011 annual meeting, because there are other requirements in the proxy rules. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with all applicable requirements of the SEC’s proxy rules, state law, and our Amended and Restated Bylaws.

Shareholder proposals should be directed to the attention of our Corporate Secretary, Itron, Inc., 2111 N. Molter Road, Liberty Lake, Washington 99019.

OTHER INFORMATION

We make available, free of charge, copies of our filings with the SEC, including this proxy statement and our Annual Report to Shareholders, upon the request of shareholders. The documents are also available for downloading or printing by going to our website at www.itron.com, and selecting “Investors” and then “Corporate Governance”. Shareholders must submit a request for printed copies by e-mail through our website at www.itron.com, by selecting “Investors” and then “Contact Investor Relations” or by mail to the following address:

Itron, Inc. – Attention: Investor Relations

2111 N. Molter Road

Liberty Lake, Washington 99019

Appendix A

ITRON, INC.

2010 STOCK INCENTIVE PLAN

Approved by the Board of Directors on February 12, 2010

Approved by the Shareholders on [            ]

SECTION 1. PURPOSE

The purpose of the Itron, Inc. 2010 Stock Incentive Plan (the “Plan”) is to enhance the long-term shareholder value of Itron, Inc., a Washington corporation (the “Company”), by offering opportunities to selected persons to participate in the Company’s growth and success, and to encourage them to remain in the service of the Company and its Related Corporations (as defined in Section 2) and to acquire and maintain stock ownership in the Company.

SECTION 2. DEFINITIONS

For purposes of the Plan, the following terms shall be defined as set forth below:

“Award” means any Option, Stock Appreciation Right, Stock Award or Performance Award granted pursuant to the provisions of the Plan.

“Board” means the Board of Directors of the Company.

“Cause,” unless otherwise defined in the instrument evidencing the Award or in a written employment or services agreement between the Participant and the Company or a Related Corporation in connection with an Award, means dishonesty, fraud, misconduct, unauthorized use or disclosure of confidential information or trade secrets, or conviction or confession of a crime punishable by law (except minor violations), in each case as determined by the Plan Administrator, and its determination shall be conclusive and binding.

“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time.

“Common Stock” means the common stock, no par value per share, of the Company.

“Change in Control Transaction” has the meaning set forth in Section 16.2.1.

“Covered Employee” means a “covered employee” as that term is defined in Section 162(m) of the Code or any successor provision and any related U.S. Department of Treasury guidance.

“Disability,” unless otherwise defined by the Plan Administrator, means a mental or physical impairment of the Participant that is expected to result in death or that has lasted or is expected to last for a continuous period of 12 months or more and that causes the Participant to be unable, in the opinion of the Company, to perform his or her duties for the Company or a Related Corporation and to be engaged in any substantial gainful activity.

“Dividend Equivalent” has the meaning set forth in Section 10.

“Effective Date” has the meaning set forth in Section 19.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Fair Market Value” shall be as established in good faith by the Plan Administrator or (a) if the Common Stock is listed on The NASDAQ Global Select Market, the closing sales price for the Common Stock as reported by The NASDAQ Global Select Market for a single trading day or (b) if the Common Stock is listed on the New York Stock Exchange or the American Stock Exchange, the closing sales price for the Common Stock as such price is officially quoted in the composite tape of transactions on such exchange for a single trading day. If there is no such reported price for the Common Stock for the date in question, then such price on the last preceding date for which such price exists shall be determinative of Fair Market Value.

“Grant Date” means the date on which the Plan Administrator completes the corporate action authorizing the grant of an Award or such later date specified by the Plan Administrator, and on which all conditions precedent to the grant have been satisfied, provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date.

“Incentive Stock Option” means an Option to purchase Common Stock granted under Section 7 with the intention that it qualify as an “incentive stock option” as that term is defined in Section 422 of the Code.

“Nonqualified Stock Option” means an Option to purchase Common Stock granted under Section 7 other than an Incentive Stock Option.

“Option” means the right to purchase Common Stock granted under Section 7.

“Option Term” has the meaning set forth in Section 7.3.

“Parent,” except as otherwise provided in Section 8.8 in connection with Incentive Stock Options, means any entity, whether now or hereafter existing, that directly or indirectly controls the Company.

“Participant” means the person to whom an Award is granted.

“Performance Award” means any Award of Performance Shares or Performance Units granted pursuant to Section 12.

“Performance Share” has the meaning set forth in Section 12.1.

“Performance Unit” has the meaning set forth in Section 12.2.

“Plan Administrator” has the meaning set forth in Section 3.1.

“Related Corporation” means any Parent or Subsidiary of the Company.

“Restricted Stock” has the meaning set forth in Section 11.1.

“Securities Act” means the U.S. Securities Act of 1933, as amended.

“Stock Appreciation Right” or “SAR” has the meaning set forth in Section 9.

“Stock Award” means Unrestricted Stock, Restricted Stock or Stock Units granted under Section 11.

“Stock Unit” has the meaning set forth in Section 11.2.

“Subsidiary,” except as otherwise provided in Section 8.8 in connection with Incentive Stock Options, means any entity that is directly or indirectly controlled by the Company.

“Successor Corporation” has the meaning set forth in Section 16.2.2.

“Termination Date” has the meaning set forth in Section 7.6.

“Unrestricted Stock” has the meaning set forth in Section 11.1.

“Vesting Base Date” means the Grant Date or such other date selected by the Plan Administrator as the date from which an Award begins to vest.

SECTION 3. ADMINISTRATION

3.1 Plan Administrator

The Plan shall be administered by the Board and/or a committee or committees (which term includes subcommittees) appointed by, and consisting of, two or more members of the Board who meet the independence standards set forth by the NASDAQ Global Select Market (the “Plan Administrator”). If and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Board shall consider in selecting the members of any committee acting as Plan Administrator, with respect to any persons subject or likely to become subject to Section 16 of the Exchange Act, the provisions regarding (a) “outside directors” as contemplated by Section 162(m) of the Code and (b) “nonemployee directors” as contemplated by Rule 16b-3 under the Exchange Act. Notwithstanding the foregoing, the Board may delegate the responsibility for administering the Plan with respect to designated classes of eligible persons to different committees consisting of two or more members of the Board, subject to such limitations as the Board deems appropriate. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time. To the extent consistent with applicable law, the Board may authorize one or more senior executive officers of the Company to grant Awards to designated classes of eligible persons, within the limits specifically prescribed by the Board.

3.2 Administration and Interpretation by Plan Administrator

Except for the terms and conditions explicitly set forth in the Plan, the Plan Administrator shall have exclusive authority, in its discretion, to determine all matters relating to Awards under the Plan, including the selection of individuals to be granted Awards, the type of Awards, the number of shares of Common Stock subject to an Award, all terms, conditions, restrictions and limitations, if any, of an Award and the terms of any instrument that evidences the Award. The Plan Administrator shall also have exclusive authority to interpret the Plan and the terms of any instrument evidencing the Award and may from time to time adopt and change rules and regulations of general application for the Plan’s administration. The Plan Administrator’s interpretation of the Plan and its rules and regulations, and all actions taken and determinations made by the Plan Administrator pursuant to the Plan, shall be conclusive and binding on all parties involved or affected. In no event, however, shall the Plan Administrator have the right to (a) without shareholder approval, cancel or amend outstanding Options or SARs for the purpose of repricing, replacing or regranting such Options or SARs with an exercise price that is less than the exercise price for the original Options or SARs, except in connection with adjustments provided in Section 16.1, (b) issue an Option or SAR, or amend an outstanding Option or SAR, to provide for the grant or issuance of a new Option or SAR on exercise of the original Option or SAR, (c) purchase underwater Options or SARs for cash. The Plan Administrator may delegate ministerial duties to such of the Company’s officers as it so determines. The Plan Administrator, for purposes of determining the effect on an Award of a Company-approved leave of absence or a Participant’s working less than full-time, shall be the chief executive officer of the Company or his designee.

SECTION 4. STOCK SUBJECT TO THE PLAN

4.1 Number of Shares

(a) Subject to adjustment from time to time as provided in Section 16.1, the number of shares of Common Stock that shall be authorized for grant under the Plan shall be 3.5 million, less one (1) share of Common Stock for every one (1) share of Common Stock that was subject to an option or stock appreciation right granted after December 31, 2009 under the Itron, Inc. Amended and Restated 2000 Stock Incentive Plan (the “Prior Plan(s)”) and 1.7 shares of Common Stock for every one (1) share of Common Stock that was subject to an award other than an option or stock appreciation right granted after December 31, 2009 under the Prior Plans.

Any shares of Common Stock that are subject to Options or SARs shall be counted against this limit as one (1) share of Common Stock for every one (1) share of Common Stock granted, and any shares that are subject to Awards other than Options or SARs shall be counted against this limit as 1.7 shares of Common Stock for every one (1) share of Common Stock granted. After the effective date of the Plan (as provided in Section 17), no awards may be granted under any Prior Plan.

(b) If (i) any shares of Common Stock subject to an Award are forfeited, an Award expires or an Award is settled for cash (in whole or in part), or (ii) after December 31, 2009 any shares of Common Stock subject to an award under the Prior Plans are forfeited, or an award under the Prior Plans expires or is settled for cash (in whole or in part), the shares of Common Stock subject to such Award or award under the Prior Plans shall, to the extent of such forfeiture, expiration or cash settlement, again be available for Awards under the Plan, in accordance with Section 4.1(d) below.

Notwithstanding anything to the contrary contained herein, the following shall not be added to the shares of Common Stock authorized for grant under Section 4.1(a) above: (x) shares of Common Stock tendered by the Participant or withheld by the Company in payment of the exercise price of an Option or an option granted under the Prior Plans, or to satisfy any tax withholding obligation with respect to an Award or an award granted under the Prior Plans, (y) shares of Common Stock subject to a SAR or a stock appreciation right granted under the Prior Plans that are not issued in connection with its stock settlement on exercise thereof, and (z) shares of Common Stock reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options or options granted under the Prior Plans.

(c) Substitute Awards granted pursuant to Section 6.3 below shall not reduce the number of shares of Common Stock authorized for grant under the Plan or the applicable limitations applicable to a Participant under Section 11(e), nor shall shares of Common Stock subject to a substitute Award again be available for Awards under the Plan to the extent of any forfeiture, expiration or cash settlement as provided in Section 4.1(b) above.

Additionally, in the event that a company acquired by the Company or with which the Company combines has shares of stock available under a pre-existing plan approved by such company’s shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the shares of Common Stock authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employees or directors of the Company or a Related Corporation prior to such acquisition or combination.

(d) Any shares of Common Stock that again become available for grant pursuant to this Section 4.1 shall be added back as (i) one (1) share of Common Stock if such shares were subject to Options or SARs granted under the Plan or options or stock appreciation rights granted under the Prior Plans, and (ii) as 1.7 shares of Common Stock if such shares were subject to Awards other than Options or SARs granted under the Plan or awards other than options or stock appreciation rights granted under the Prior Plans.

4.2. Character of Shares

Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise.

SECTION 5. ELIGIBILITY

Awards may be granted under the Plan to those officers, directors and employees of the Company and its Related Corporations as the Plan Administrator from time to time selects. Awards may also be made to consultants, agents, advisors and independent contractors who provide services to the Company and its Related Corporations; provided, however, that such Participants render bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

SECTION 6. AWARDS

6.1 Form and Grant of Awards

The Plan Administrator shall have the authority, in its sole discretion, to determine the type or types of Awards to be made under the Plan. Such Awards may include, but are not limited to, Incentive Stock Options, Nonqualified Stock Options, SARs, Dividend Equivalents, Stock Awards and Performance Awards. Awards may be granted singly or in combination.

6.2 Settlement of Awards

The Company may settle Awards through the delivery of shares of Common Stock, the payment of a cash amount equal to the Fair Market Value of the shares of Common Stock on the date of settlement of an Award other than an Option or SAR, the granting of replacement Awards, or any combination thereof as the Plan Administrator shall determine. Any Award settlement, including payment deferrals, may be subject to such conditions, restrictions and contingencies as the Plan Administrator shall determine. The Plan Administrator may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest, or dividend equivalents, including converting such credits into deferred stock equivalents.

6.3 Acquired Company Awards

Notwithstanding anything in the Plan to the contrary, the Plan Administrator may grant Awards under the Plan in substitution for awards issued under other plans, or assume under the Plan awards issued under other plans, if the other plans are or were plans of other acquired entities (“Acquired Entities”) (or the parent of the Acquired Entity) and the new Award is substituted, or the old award is assumed, by reason of a merger, consolidation, acquisition of property or stock, reorganization or liquidation (the “Acquisition Transaction”). In the event that a written agreement pursuant to which the Acquisition Transaction is completed is approved by the Board and said agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, said terms and conditions shall be deemed to be the action of the Plan Administrator without any further action by the Plan Administrator, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such awards shall be deemed to be Participants.

SECTION 7. OPTIONS

7.1 Grant of Options

The Plan Administrator is authorized under the Plan, in its sole discretion, to issue Options as Incentive Stock Options or as Nonqualified Stock Options, which shall be appropriately designated.

7.2 Option Exercise Price

The exercise price for shares purchased under an Option shall be as determined by the Plan Administrator. Except in the case of a substitute or assumed option pursuant to Section 6.3 above, the exercise price shall not be less than 100% of the Fair Market Value of the Common Stock on the Grant Date. For Incentive Stock Options granted to a more than 10% shareholder, the Option exercise price shall be as specified in Section 8.2.

7.3 Term of Options

The term of each Option (the “Option Term”) shall be as established by the Plan Administrator or, if not so established, shall be ten years from the Grant Date. For Incentive Stock Options, the maximum Option Term shall be as specified in Sections 8.2 and 8.4.

7.4 Exercise of Options

The Plan Administrator shall establish and set forth in each instrument that evidences an Option the time at which, or the installments in which, the Option shall vest and become exercisable, which provisions may be waived or modified by the Plan Administrator at any time. The Plan Administrator may adjust the vesting schedule of an Option held by a Participant who works less than “full-time” as that term is defined by the Plan Administrator (taking into consideration definitions under local law) or who takes a Company-approved leave of absence.

To the extent that an Option has vested and become exercisable, the Option may be exercised from time to time by delivery to the Company of a written stock option exercise agreement or notice, in a form and in accordance with procedures established by the Plan Administrator, setting forth the number of shares with respect to which the Option is being exercised, the restrictions imposed on the shares purchased under such exercise agreement, if any, and such representations and agreements as may be required by the Plan Administrator, accompanied by payment in full as described in Section 7.5. Alternatively, the Option may be exercised electronically through a third-party stock plan service provider designated by the Company and according to such procedures established by the Company. An Option may not be exercised for less than a reasonable number of shares at any one time, as determined by the Plan Administrator.

7.5 Payment of Exercise Price

The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid in cash or by check or, unless the Plan Administrator in its sole discretion determines otherwise, either at the time the Option is granted or at any time before it is exercised, in any combination of:

(a) cash or check;

(b) tendering (either actually or, if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) shares of Common Stock already owned by the Participant having a Fair Market Value on the day prior to the exercise date equal to the aggregate Option exercise price;

(c) if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, delivery of a properly executed exercise notice, together with irrevocable instructions, to (i) a brokerage firm designated by the Company to deliver promptly to the Company the aggregate amount of sale proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise and (ii) the Company to deliver the certificates for such purchased shares directly to such brokerage firm, all in accordance with the regulations of the Federal Reserve Board; or

(d) such other consideration as the Plan Administrator may permit.

7.6 Post-Termination Exercises

The Plan Administrator shall establish and set forth in each instrument that evidences an Option whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, if a Participant ceases to be employed by, or to provide services to, the Company or its Related Corporations, which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Option, the Option shall be exercisable according to the following terms and conditions, which may be waived or modified by the Plan Administrator at any time:

(a) Any portion of an Option that is not vested and exercisable on the date of termination of the Participant’s employment or service relationship (the “Termination Date”) shall expire on such date.

(b) Any portion of an Option that is vested and exercisable on the Termination Date shall expire upon the earliest to occur of

(i) the last day of the Option Term;

(ii) if the Participant’s Termination Date occurs for reasons other than Cause, Retirement, death or Disability, the three-month anniversary of such Termination Date; and

(iii) if the Participant’s Termination Date occurs by reason of Retirement, Disability or death, the one-year anniversary of such Termination Date.

Notwithstanding the foregoing, if the Participant dies after the Termination Date while the Option is otherwise exercisable, the portion of the Option that is vested and exercisable on such Termination Date shall expire upon the earlier to occur of (y) the last day of the Option Term and (z) the first anniversary of the date of death, unless the Plan Administrator determines otherwise.

Also notwithstanding the foregoing, in case of termination of the Participant’s employment or service relationship for Cause, the Option shall automatically expire upon first notification to the Participant of such termination, unless the Plan Administrator determines otherwise. If a Participant’s employment or service relationship with the Company is suspended pending an investigation of whether the Participant shall be terminated for Cause, all the Participant’s rights under any Option likewise shall be suspended during the period of investigation. If any facts that would constitute termination for Cause are discovered after a Participant’s Termination Date, any Option then held by the Participant may be immediately terminated by the Plan Administrator, in its sole discretion.

SECTION 8. INCENTIVE STOCK OPTION LIMITATIONS

To the extent required by Section 422 of the Code, Incentive Stock Options shall be subject to the following additional terms and conditions:

8.1 Dollar Limitation

To the extent the aggregate Fair Market Value (determined as of the Grant Date) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company) exceeds $100,000, such portion in excess of $100,000 shall be treated as a Nonqualified Stock Option. In the event the Participant holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options are granted.

8.2 More Than 10% Shareholders

If an individual owns more than 10% of the total combined voting power of all classes of the stock of the Company or of its parent or subsidiary corporations, then the exercise price per share of an Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Common Stock on the Grant Date and the Option Term shall not exceed five years. The determination of more than 10% ownership shall be made in accordance with Section 422 of the Code.

8.3 Eligible Employees

Individuals who are not employees of the Company or one of its parent corporations or subsidiary corporations may not be granted Incentive Stock Options.

8.4 Term

Subject to Section 8.2, the Option Term shall not exceed ten years.

8.5 Exercisability

An Option designated as an Incentive Stock Option shall cease to qualify for favorable tax treatment as an Incentive Stock Option to the extent it is exercised (if permitted by the terms of the Option) (a) more than three months after the Termination Date for reasons other than death or Disability, (b) more than one year after the Termination Date by reason of Disability, or (c) after the Participant has been on leave of absence for more than 90 days, unless the Participant’s reemployment rights are guaranteed by statute or contract.

8.6 Notification of Disqualifying Disposition

The Participant must promptly notify the Company of any disposition of the shares of Common Stock acquired upon exercise of an Incentive Stock Option that occurs prior to the expiration of the holding period required to receive the favorable tax treatment applicable to Incentive Stock Options, which period shall be set forth in the instrument evidencing the Option.

8.7 Code Definitions

For purposes of this Section 8, “parent corporation” and “subsidiary corporation” shall have the meanings attributed to those terms for purposes of Section 422 of the Code.

SECTION 9. STOCK APPRECIATION RIGHTS

The Plan Administrator is authorized to make Awards which shall entitle a Participant to exercise all or a specified portion of the Award (to the extent then exercisable pursuant to its terms) and to receive from the Company the excess of (a) the Fair Market Value of a share of Common Stock on the date of exercise over (b) the exercise price of the SAR which shall not be less than 100% of the Fair Market Value of the Common Stock on the Grant Date (“Stock Appreciation Rights” or “SARs”).

SARs may be granted on such terms and conditions and subject to such restrictions (which may be based on continuous service with the Company and/or a Related Corporation or the achievement of performance goals) as the Plan Administrator shall determine, in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award. The terms, conditions and restrictions that the Plan Administrator shall have the power to determine shall include, without limitation, the conditions which must be satisfied prior to the exercise of the SAR, whether the SAR shall be payable in cash or in shares of Common Stock, and the circumstances under which forfeiture of the SAR shall occur by reason of termination of the Participant’s employment or service relationship.

The term of a SAR shall not exceed ten years.

SECTION 10. DIVIDEND EQUIVALENTS

The Plan Administrator is authorized to make Awards which shall entitle a Participant to receive credit based on dividends that would have been paid on shares of Common Stock subject to an Award if such shares had been held by Participant at the time such dividend was declared (“Dividend Equivalents”), provided, however, that Dividend Equivalents shall not be granted in connection with Options or SARs. Dividend Equivalents may be granted on such terms and conditions and subject to such restrictions as the Plan Administrator shall determine, in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the underlying Award.

SECTION 11. STOCK AWARDS

11.1 Restricted and Unrestricted Stock

The Plan Administrator is authorized to make Awards of Common Stock on such terms and conditions and subject to such restrictions (which may be based on continuous service with the Company and/or a Related Corporation or the achievement of performance goals) as the Plan Administrator shall determine, in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award (“Restricted Stock”). The terms, conditions and restrictions that the Plan Administrator shall have the power to determine shall include, without limitation, the manner in which shares of Restricted Stock are held during the periods they are subject to restrictions and the circumstances under which forfeiture of the Restricted Stock shall occur by reason of termination of the Participant’s employment or service relationship, if any.

The Plan Administrator is also authorized to make Awards of Common Stock as described above but without imposing any restrictions (whether based on continuous service with the Company and/or a Related Corporation or the achievement of performance goals) on the shares of Common Stock subject to the Award (“Unrestricted Stock”).

11.2 Stock Units

The Plan Administrator is authorized to make Awards denominated in units of Common Stock (“Stock Units”) on such terms and conditions and subject to such restrictions (which may be based on continuous service with the Company and/or a Related Corporation or the achievement of performance goals) as the Plan Administrator shall determine, in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award. The terms, conditions and restrictions that the Plan Administrator shall have the power to determine shall include, without limitation, the conditions which must be satisfied prior to the issuance of the shares subject to the Stock Units to the Participant and the circumstances under which forfeiture of the Stock Units shall occur by reason of termination of the Participant’s employment or service relationship.

11.3 Issuance of Shares

Upon the satisfaction of any terms, conditions and restrictions prescribed in respect to a Stock Award, or upon the Participant’s release from any terms, conditions and restrictions of a Stock Award, as determined by the Plan Administrator, the Company shall release, as soon as practicable, to the Participant or, in the case of the Participant’s death, to the personal representative of the Participant’s estate or as the appropriate court directs, the appropriate number of shares of Common Stock.

11.4 Waiver of Restrictions

Notwithstanding any other provisions of the Plan, the Plan Administrator may, in its sole discretion, waive the forfeiture period and any other terms, conditions or restrictions on any Stock Award under such circumstances and subject to such terms and conditions as the Plan Administrator shall deem appropriate; provided, however, that the Plan Administrator may not adjust performance goals for any Stock Award intended to be exempt under Section 162(m) of the Code for the year in which the Stock Award is settled in such a manner as would increase the amount of compensation otherwise payable to a Participant; and, provided further, that the number of shares subject to such waivers shall be less than 10% of the total number of shares authorized for issuance under the Plan as provided in Section 4.1.

SECTION 12. PERFORMANCE AWARDS

12.1 Performance Shares

The Plan Administrator may grant Awards of performance shares (“Performance Shares”) and designate the Participants to whom Performance Shares are to be awarded and determine the number of Performance Shares and the terms and conditions of each such Award. Performance Shares shall consist of a unit valued by reference to a designated number of shares of Common Stock, the value of which may be paid to the Participant by delivery of such property as the Plan Administrator shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Plan Administrator, and other terms and conditions specified by the Plan Administrator. Notwithstanding the satisfaction of any performance goals, the amount to be paid under an Award of Performance Shares may be adjusted on the basis of such further consideration as the Plan Administrator shall determine in its sole discretion.

12.2 Performance Units

The Plan Administrator may grant Awards of performance units (“Performance Units”) and designate the Participants to whom Performance Units are to be awarded and determine the number of Performance Units and the terms and conditions of each such Award. Performance Units shall consist of a unit valued by reference to a designated amount of property other than shares of Common Stock, which value may be paid to the Participant by delivery of such property as the Plan Administrator shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Plan Administrator, and other terms and conditions specified by the Plan Administrator. Notwithstanding the satisfaction of any performance goals, the amount to be paid under an Award of Performance Units may be adjusted on the basis of such further consideration as the Plan Administrator shall determine in its sole discretion.

SECTION 13. CODE SECTION 162(m) PROVISIONS

(a) Notwithstanding any other provision of the Plan, if the Plan Administrator determines at the time a Stock Award or a Performance Award is granted to a Participant who is then an officer that such Participant is, or is likely to be as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Plan Administrator may provide that this Section 13 is applicable to such Award.

(b) If a Stock Award or a Performance Award is subject to this Section 13, then the lapsing of restrictions thereon and the distribution of cash, shares of Common Stock or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Plan Administrator, which shall be based on the following business criteria, either individually, alternatively or in any combination, as reported or calculated by the Company: net earnings (either before or after interest, taxes, depreciation and/or amortization), sales or revenue, income or net income (either before or after taxes), operating income or net operating income, operating profit or net operating profit, cash flow (including, but not limited to, operating cash flow and free cash flow), economic profit (including economic profit margin), return on assets, return on capital, return on investment, return on operating revenue, return on equity or average shareholders’ equity, total shareholder return, growth in sales or return on sales, gross, operating or net profit margin, working capital, earnings per share, growth in earnings or earnings per share, price per share of Common Stock, market share, overhead or other expense reduction, growth in shareholder value relative to various indices, safety, and strategic plan development and implementation, any of which may be used to measure the performance of the Company as a whole or with respect to any business unit, Subsidiary or business segment of the Company, either individually, alternatively or in any combination, and may be measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous period results or to a designated comparison group. Such performance goals shall be set by the Plan Administrator within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, or any successor provision thereto, and the regulations thereunder.

(c) Notwithstanding any provision of the Plan other than Section 16, with respect to any Stock Award or Performance Award that is subject to this Section 13, the Plan Administrator may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Plan Administrator may not waive the achievement of the applicable performance goals except in the case of the death or Disability of the Covered Employee.

(d) The Plan Administrator shall have the power to impose such other restrictions on Awards subject to this Section 11 as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, or any successor provision thereto.

(e) Subject to adjustment from time to time as provided in Section 16.1, no Covered Employee may be granted Options, SARs, Stock Awards or Performance Shares subject to this Section 13 in any calendar year period with respect to more than 300,000 shares of Common Stock for such Award, except that the Company may make additional one time grants of such Awards for up to 300,000 shares to newly hired individuals, and the maximum dollar value payable with respect to Performance Units subject to this Section 13 granted to any Covered Employee in any one calendar year is $4,000,000.

SECTION 14. WITHHOLDING

The Company may require the Participant to pay to the Company the amount of any withholding taxes that the Company is required to withhold with respect to the grant, vesting or exercise of any Award. Subject to the Plan and applicable law, the Plan Administrator may, in its sole discretion, permit the Participant to satisfy withholding obligations, in whole or in part, (a) by paying cash, (b) by electing to have the Company withhold shares of Common Stock (up to the minimum required U.S. federal tax withholding rate or other applicable withholding amount outside the U.S.), (c) by transferring to the Company shares of Common Stock (already owned by the Participant for the period necessary to avoid a charge to the Company’s earnings for financial reporting purposes), in such amounts as are equivalent to the Fair Market Value of the withholding obligation, or (d) by any other method set forth in the instrument evidencing the Award.

SECTION 15. ASSIGNABILITY

Awards granted under the Plan and any interest therein may not be assigned, pledged or transferred by the Participant and may not be made subject to attachment or similar proceedings otherwise than by will or by the applicable laws of descent and distribution, except to the extent the instrument evidencing the Award provides that a Participant may designate a beneficiary on a Company-approved form who may exercise the Award or receive payment under the Award after the Participant’s death, and the Participant has made such a designation. During a Participant’s lifetime, Awards may be exercised only by the Participant. Notwithstanding the foregoing, and to the extent permitted by Section 422 of the Code, the Plan Administrator, in its sole discretion, may permit such assignment or transfer; provided, however, that any Award so assigned or transferred shall be subject to all the same terms and conditions contained in the instrument evidencing the Award.

SECTION 16. ADJUSTMENTS

16.1 Adjustment of Shares

In the event that, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to shareholders other than a normal cash dividend, or other change in the Company’s corporate or capital structure results in (a) the outstanding shares, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of securities of the Company or of any other corporation or (b) new, different or additional securities of the Company or of any other corporation being received by the holders of shares of Common Stock of the Company, then the Plan Administrator shall make proportional adjustments in (i) the maximum number and kind of securities subject to the Plan and the maximum number and kind of securities that may be made subject to certain Awards as set forth in Section 4.1, (ii) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor, (iii) the number and kind of securities automatically granted pursuant to a formula program established under the Plan, and (iv) the maximum number of securities subject to an Award to which Section 13 applies as set forth in Section 13(e). The determination by the Plan Administrator as to the terms of any of the foregoing adjustments shall be conclusive and binding. Notwithstanding the foregoing, a Change in Control Transaction shall not be governed by this Section 16.1 but shall be governed by Section 16.2.

16.2 Change in Control Transaction

16.2.1 Definitions

“Change in Control Transaction” shall be deemed to have occurred if any of the events set forth in any one of the following paragraphs shall have occurred:

(a) any Person is or becomes the Beneficial Owner (as such term is set forth in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in Section 16.8(C)(i);

(b) a change in the composition of the Board during any two-year period such that the individuals who, as of the date of this agreement, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that for purposes of this definition, any individual who becomes a member of the Board subsequent to the beginning of the two-year period, whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least two-thirds of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; and provided further, however, that any such individual whose initial assumption of office occurs as a result of or in connection with an actual or threatened solicitation of proxies or consents by or on behalf of an Person other than the Board shall not be considered a member of the Incumbent Board;

(c) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (i) a merger or consolidation immediately following which members of the Incumbent Board constitute a majority of the members of the board of directors (or similar body) of the surviving entity or, if the surviving entity is a subsidiary, any parent thereof, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing 25% or more of the combined voting power of the Company’s then outstanding securities; or

(d) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or the consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

For purposes of this Section 16.2.1, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its Subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates (as such term is set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act), (iii) an underwriter temporarily holding securities pursuant to an offering of such securities or (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company.

For clarity, a Change in Control Transaction shall not be deemed to have occurred in the event of a reorganization of the Company and/or any Related Corporations nor in the event of a reincorporation of the Company or any Related Corporation in another jurisdiction.

16.2.2 Options

In the event of a Change in Control Transaction, except as otherwise provided in the instrument evidencing the Award or in written employment or services agreement between a Participant and the Company or a Related Corporation in connection with an Award, each outstanding Option shall be assumed, continued or an equivalent option or right substituted by the surviving corporation, the successor corporation or its parent corporation, as applicable, (the “Successor Corporation”). Upon consummation of the Change in Control Transaction, the assumed or substituted Options shall automatically become fully vested and exercisable whether or not the vesting requirements set forth in the applicable option agreement have been satisfied.

In the event that the Successor Corporation refuses to assume or substitute for the Option, the Participant shall fully vest in and have the right to exercise the Option as to all of the shares of Common Stock subject thereto, including shares as to which the Option would not otherwise be vested or exercisable. If an Option will become fully vested and exercisable in lieu of assumption or substitution in the event of a Change in Control Transaction, the Plan Administrator shall notify the Participant in writing or electronically that the Option shall be fully vested and exercisable for a specified time period after the date of such notice, and the Option shall terminate upon the expiration of such period, in each case conditioned on the consummation of the Change in Control Transaction. For the purposes of this Section 16.2.2, the Option shall be considered assumed if, following the Change in Control Transaction, the option or right confers the right to purchase or receive, for each share of Common Stock subject to the Option immediately prior to the Change in Control Transaction, the consideration (whether stock, cash, or other securities or property) received in the Change in Control Transaction by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Change in Control Transaction is not solely common stock of the Successor Corporation, the Plan Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon the exercise of the Option, for each share of Common Stock subject thereto, to be solely common stock of the Successor Corporation equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control Transaction. All Options shall terminate and cease to remain outstanding immediately following the consummation of the Change in Control Transaction, except to the extent assumed by the Successor Corporation.

16.2.3 Stock Appreciation Rights

In the event of a Change in Control Transaction, except as otherwise provided in the instrument evidencing the Award or in written employment or services agreement between a Participant and the Company or a Related Corporation in connection with an Award, each outstanding SAR shall be treated in the same manner as Options described in Section 16.2.2 above.

16.2.4 Stock Awards

In the event of a Change in Control Transaction, except as otherwise provided in the instrument evidencing the Award or in a written employment or services agreement between a Participant and the Company or a Related Corporation in connection with an Award, the vesting of shares subject to Stock Awards shall accelerate, and the forfeiture provisions applicable to such shares shall lapse, if and to the same extent that the vesting and exercisability of outstanding Options accelerate in connection with the Change in Control Transaction. If unvested Options are to be assumed, continued or substituted by a Successor Corporation without acceleration upon the occurrence of a Change in Control Transaction, the forfeiture provisions applicable to the shares subject to Stock Awards will continue with respect to shares of the Successor Corporation that may be issued in exchange for such shares.

16.2.5 Performance Awards

In the event of a Change in Control Transaction, the vesting and payout of Performance Awards shall be as provided in the instrument evidencing the Award or in a written employment or services agreement between a Participant and the Company or a Related Corporation.

16.3 Further Adjustment of Awards

Subject to Section 16.2, the Plan Administrator shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation or change in control of the Company, as defined by the Plan Administrator, to take such further action as it determines to be necessary or advisable, and fair and equitable to the Participants, with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and other modifications, and the Plan Administrator may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Plan Administrator may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation or change in control that is the reason for such action.

16.4 Limitations

The grant of Awards shall in no way affect the Company’s right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

16.5 Fractional Shares

In the event of any adjustment in the number of shares covered by any Award, each such Award shall cover only the number of full shares resulting from such adjustment.

SECTION 17. AMENDMENT AND TERMINATION OF PLAN

17.1 Amendment of Plan

The Plan may be amended only by the Board in such respects as it shall deem advisable; provided, however, that to the extent required for compliance with Section 422 of the Code or any applicable law or regulation, shareholder approval shall be required for any amendment that would (a) increase the total number of shares available for issuance under the Plan, (b) modify the class of persons eligible to receive Options, or (c) otherwise require shareholder approval under any applicable law or regulation. Any amendment made to the Plan that would constitute a “modification” to Incentive Stock Options outstanding on the date of such amendment shall not, without the consent of the Participant, be applicable to such outstanding Incentive Stock Options but shall have prospective effect only.

17.2 Suspension or Termination of Plan

The Board may suspend or terminate the Plan at any time. The Plan shall have no fixed expiration date; provided, however, that no Incentive Stock Options may be granted more than ten years after the later of (a) the Plan’s adoption by the Board and (b) the adoption by the Board of any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code.

17.3 Consent of Participant

The suspension, amendment or termination of the Plan or a portion thereof or the amendment of an outstanding Award shall not, without the Participant’s consent, impair or diminish any rights or obligations under any Award theretofore granted to the Participant under the Plan. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Participant, be made in a manner so as to constitute a “modification” that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option. Notwithstanding the foregoing, any adjustments made pursuant to Section 16 shall not be subject to these restrictions.

SECTION 18. GENERAL

18.1 Evidence of Awards

Awards granted under the Plan shall be evidenced by a written instrument that shall contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and that are not inconsistent with the Plan.

18.2 No Individual Rights

Nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Related Corporation or limit in any way the right of the Company or any Related Corporation to terminate a Participant’s employment or other relationship at any time, with or without Cause.

18.3 Transfer of Employment or Service Relationship; Leaves of Absence

A Participant’s transfer of employment or service relationship between or among the Company and its Related Corporations, or a change in status from an employee to a consultant, agent, advisor or independent contractor or vice versa, shall not be considered a termination of employment or service relationship for purposes of the Plan, provided, however, that (i) written authorization of the Company’s Chief Executive Officer or a delegate of the Chief Executive Office must be obtained in order to rely on this provision, and (ii) such a transfer of employment or change in status may affect whether an Incentive Stock Option granted to Participant continues to qualify for favorable tax treatment as an Incentive Stock Option.

The effect of a Company-approved leave of absence on the terms and conditions of an Award shall be determined by the Plan Administrator, in its sole discretion.

18.4 Registration

Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.

The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under state securities laws or any non-U.S. securities laws, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made. The Company may issue certificates for shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal and state securities laws.

To the extent that the Plan or any instrument evidencing an Award provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

18.5 No Rights as a Shareholder

No Option, SAR, Stock Unit or Performance Unit shall entitle the Participant to any cash dividend, voting or other right of a shareholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award.

18.6 Compliance with Laws and Regulations

Notwithstanding anything in the Plan to the contrary, the Plan Administrator, in its sole discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants. Additionally, in interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an “incentive stock option” within the meaning of Section 422 of the Code.

18.7 Participants in Foreign Countries

The Plan Administrator shall have the authority to adopt such modifications, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Related Corporations may operate to ensure the viability of the benefits from Awards granted to Participants employed in such countries and to meet the objectives of the Plan.

18.8 No Trust or Fund

The Plan is intended to constitute an “unfunded” plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

18.9 Section 409A

To the extent that the Plan Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the written instrument evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and any written instrument evidencing any Award shall be interpreted in accordance with Section 409A of the Code and U.S. Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Plan Administrator determines that any Award may be subject to Section 409A of the Code and related U.S. Department of Treasury guidance (including such U.S. Department of Treasury guidance as may be issued after the Effective Date), the Plan Administrator may, without consent of the Participant, adopt such amendments to the Plan and the applicable written instrument evidencing the Award or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Plan Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related U.S. Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section. Notwithstanding the foregoing, the Company makes no representation or covenant to ensure that the Awards and the payment are exempt from or compliant with Section 409A of the Code and will have no liability to the Participants or any other party if the Awards or payment of the Awards that are intended to be exempt from, or compliant with, Section 409A of the Code, are not so exempt or compliant or for any action taken by the Plan Administrator with respect thereto.

18.10 Severability

If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Plan Administrator, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Plan Administrator’s determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

18.11 Choice of Law

The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Washington without giving effect to conflict of laws principles.

SECTION 19. EFFECTIVE DATE

The Effective Date is the date on which the Plan is adopted by the Board, so long as it is approved by the Company’s shareholders at any time within 12 months of such adoption.

Appendix B

Itron, Inc.

Executive Management Incentive Plan

Effective January 1, 2010

1. Establishment, Purpose, Duration.

Itron Inc., a Washington corporation (“Company”) hereby establishes an incentive compensation plan to be known as the “Itron Executive Management Incentive Plan” (“Plan”).

The purpose of the Plan is to enhance the Company’s ability to attract and retain highly qualified executives and to provide such executives with additional financial incentives to promote the success of the Company and its Subsidiaries. Awards payable under the Plan are intended to constitute “qualified performance-based compensation” under Section 162(m) and the Plan shall be construed consistently with such intention.

The Plan shall be effective for Performance Periods beginning on or after January 1, 2010, subject to the approval of the Plan by the stockholders of the Company at the 2010 Annual Meeting of Shareholders. The Plan will remain in effect until such time as it shall be terminated by the Board or the Committee, pursuant to Section 10 herein.

2. Definitions.

The following terms, when capitalized, shall have the meanings set forth below:

(a)	“Award” means a bonus paid as described in Section 5 hereof.

(b)	“Board” means the Board of Directors of the Company.

(c)	“Code” means the Internal Revenue Code of 1986, as amended.

(d)	“Committee” means the Committee specified in Section 3(a).

(e)	“Company” means Itron, Inc.

(f)	“Exchange Act” means the Securities Exchange Act of 1934 as amended.

(g)

“Fair Market Value” shall be as established in good faith by the Committee or (a) if the common stock of the Company is listed on The NASDAQ Global Select Market, the closing sales price for the common stock of the Company as reported by The NASDAQ Global Select Market for a single trading day or (b) if the common stock of the Company is listed on the New York Stock Exchange or the American Stock Exchange, the closing sales price for the common stock as such price is officially quoted in the composite tape of transactions on such exchange for a single trading day. If there is no such reported price for the common stock of the Company for the date in question, then such price on the last preceding date for which such price exists shall be determinative of Fair Market Value.

(h)

“Participant” means with respect to a Performance Period, the Company’s chief executive officer and each other employee of the Company who the Committee determines is or may be a “covered employee” of the Company within the meaning of Section 162(m).

(i)

“Performance Criteria” means the criteria, either individually, alternatively or in any combination, selected for purposes of establishing the performance goal(s) (“Performance Goal(s)”) for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: net earnings (either before or after interest, taxes, depreciation and/or amortization), sales or revenue, income or net income (either before or after taxes), operating income or net operating income, operating profit or net operating profit, cash flow (including, but not limited to, operating cash flow and free cash flow), economic profit (including economic profit margin), return on assets, return on capital, return on investment, return on operating revenue, return on equity or average stockholders’ equity, total stockholder return, growth in sales or return on sales, gross, operating or net profit margin, working capital, earnings per share, growth in earnings or earnings per share, price per share of Stock, market share, overhead or other expense reduction, growth in stockholder value relative to various indices, safety, and strategic plan development and implementation, any of which may be used to measure the performance of the Company as a whole or with respect to any business unit, subsidiary or business segment of the Company, either individually, alternatively or in any combination, and may be measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous period results or to a designated comparison group, in each case as specified in the Award. The Committee shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the results for the Performance Criteria it selects to use for a Performance Period for the Participant.

(j)	“Performance Period” means the fiscal year of the Company, or such other period as determined by the Committee.

(k)	“Plan” means this Executive Management Incentive Plan.

(l)	“Section 162(m)” means Section 162(m) of the Code and the regulations and guidance issued thereunder.

(m)	“Section 409A” means Section 409A of the Code and the regulations and guidance issued thereunder.

(n)	“Share” means a share of common stock of the Company.

(o)

“Subsidiary” means any corporation in which the Company owns, directly or indirectly, at least fifty percent (50%) of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns, directly or indirectly, as least fifty percent (50%) of the combined equity thereof.

3. Administration of the Plan.

a)

The Committee. The Plan shall be administered by the Compensation Committee of the Board or such other committee (the “Committee”) as the Board shall select consisting of two or more members of the Board each of whom shall be determined by the Board to be a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) of the Exchange Act, an “outside director” under Section 162(m) of the Code, and an “independent director” under NASDAQ Stock Exchange Listing standards.

b)

Authority of the Committee. Subject to applicable laws and provisions of the Plan (including any other powers given to the Committee hereunder), and except as otherwise provided by the Board, the Committee shall have full power and authority in its discretion to establish rules and take all actions, including, without limitation, granting Awards and determining the terms and conditions applicable to Awards, and interpreting the terms of the Plan and any related documents, rules or regulations.

c)

Effect of Committee’s Decision. All decisions, determinations and interpretations of the Committee shall be final, binding and conclusive on all persons, including the Company, its Subsidiaries, its stockholders, the Participants and their estates and beneficiaries.

4. Eligibility.

Eligibility under this Plan for a Performance Period is limited to Participants.

5. Form of Payment of Awards.

Payment of Awards under the Plan shall be made in cash, Shares or a combination thereof, as the Committee shall determine in its sole and absolute discretion, subject to the limitations set forth in Sections 6 and 7 herein.

6. Shares Subject to the Plan.

Award payments that are made in whole or in part in the form of Shares shall be made from the aggregate number of Shares authorized to be issued under and otherwise in accordance with the terms of Itron’s Amended and Restated 2000 Stock Incentive Plan (or any successor stock incentive plan approved by the stockholders of the Company).

7. Awards.

a)

Selection of Participants and Designation of Performance Period and Terms of Award. Within 90 days after the beginning of each Performance Period or, if less than 90 days, the number of days which is equal to twenty-five percent (25%) of the relevant Performance Period applicable to an Award, the Committee shall, in writing, (i) select the Participants to whom Awards shall be granted, (ii) designate the applicable Performance Period, (iii) specify the applicable Performance Criteria for the Performance Period and measurements for threshold, target, and maximum Awards, (iv) specify the target payout and maximum payout for each Participant as a percent of year end base salary, (v) specify the intended form of payment for the payment of the Award, and (vi) specify any other terms and conditions for the determination and payment of the Award for each Participant for such Performance Period, including, without limitation, the extent to which the Participant shall have the right to receive an Award following termination of the Participant’s employment (“Annual Award Specifications”).

b)	Maximum Award. The maximum Award that may be paid to any Participant shall not exceed $3,000,000.

c)

Committee Discretion to Determine Awards. The Committee has the sole discretion to calculate each Participant’s Award and the specific amount (if any) to be paid to each Participant, and to reduce or eliminate (but not to increase) the amount paid to any Participant pursuant to any Award notwithstanding the achievement of the Performance Criteria, subject in all cases to the terms, conditions and limits of the Plan. The Committee may not, however, increase the maximum amount permitted to be paid to any individual under Section 7(b) of the Plan for any Performance Period.

8. Committee Certification and Payment of Awards.

As soon as reasonably practicable following the end of each Performance Period, the Committee shall determine in accordance with the terms of Section 7 of the Plan, the achievement of the Performance Criteria and amount of the Award to be paid to each Participant for such Performance Period. The Committee’s determinations shall be final and binding on the Company, its Subsidiaries and all Participants, and their respective successors and beneficiaries. These determinations must be certified by the Committee in writing after completion of the applicable Performance Period and before Awards for such period are paid in accordance with Section 162(m), which requirement may be satisfied by approved minutes of the Committee meeting or such other document prepared by the secretary of the meeting that satisfies the requirements under Section 162(m). An Award shall be paid to a Participant following the certification by the Committee required under this section and no later than 90 days following the close of the Performance Period with respect to which the Award relates or March 15 of the year following the year in which the Performance Period ends, if earlier.

9. Withholding of Taxes.

The Company shall have the right to deduct and/or withhold, or require a Participant to remit to the Company (or a Subsidiary), cash in an amount sufficient to satisfy any applicable tax withholding requirements applicable to an Award. Whenever Awards are to be made in cash, such payments shall be net of an amount sufficient to satisfy any applicable tax withholding requirements. Subject to such restrictions as the Committee may prescribe, a Participant may satisfy all or a portion of any tax withholding requirements relating to Awards payable in Shares by electing to have the Company withhold Shares having a Fair Market Value equal to the amount required to be withheld.

10. Amendment or Termination of the Plan.

The Board or the Committee may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no amendment shall be effective without Board and/or shareholder approval if such approval is required to comply with Section 162(m) to maintain the qualification of the Awards as “qualified performance based compensation.”

11. No Rights to Employment.

The Plan shall not confer upon any Participant any right with respect to continuation of employment with the Company, nor shall it interfere in any way with his or her right or the Company’s right to terminate his or her employment at any time, with or without cause.

12. No Claims; No Assignment or Alienation.

No person shall have any claim to an Award under the Plan and there is no obligation for uniformity of treatment of Participants under the Plan. Except as otherwise required by applicable law, any interest, benefit, payment, claim or right of any Participant under the Plan shall not be sold, transferred, assigned, alienated, pledged, encumbered, hypothecated, or subjected to any other disposition by any Participant and shall not be subject in any manner to any claims of any creditor of any Participant or beneficiary, and any attempt to take any such action shall be null and void. During the lifetime of any Participant, payment of an Award shall only be made to such Participant.

13. General.

(a)

Gender, Number and References. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular and the singular shall include the plural. Any reference in the Plan to a Section of the Plan either in the Plan or to an act or code or to any section thereof or rule or regulation thereunder shall be deemed to refer to such Section of the Plan, act, code, section, rule or regulation, as may be amended from time to time, or to any successor Section of the Plan, act, code, section, rule or regulation.

(b)

Severability. If any one or more of the provisions contained in this Plan, or any application thereof, shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and all other applications thereof shall not in any way be affected or impaired thereby. This Plan shall be construed and enforced as if such invalid, illegal or unenforceable provision has never comprised a part hereof, and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the invalid, illegal or unenforceable provision or by its severance herefrom. In lieu of such invalid, illegal or unenforceable provisions there shall be added automatically as a part hereof a provision as similar in terms and economic effect to such invalid, illegal or unenforceable provision as may be possible and be valid, legal and enforceable. Notwithstanding anything to the contrary herein, if any provision of the Plan would cause Awards not to constitute “qualified performance-based compensation” under Code Section 162(m), that provision shall be severed from, and shall be deemed not to be a part of, the Plan, but, subject to this Section 13(b), the other provisions of the Plan shall thereafter remain in full force and effect.

(c)

Requirements of Law. The granting of Awards and issuance of cash or Shares under the Plan shall be subject to all applicable laws and to such approvals by a governmental agencies or national securities exchanges as may be required.

(d)

Unfunded Plan. The Company shall have no obligation to reserve or otherwise fund in advance any Award that is or may in the future become payable under the Plan. Awards under the Plan will be paid from the general assets of the Company, and the rights of Participants under the Plan will be only those of general unsecured creditors of the Company.

(e)

Governing Law. To the extent not preempted by federal law, the Plan shall be construed in accordance with and governed by the laws of the State of Washington, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction.

(f)

Non-Exclusive Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable. Awards under the Plan shall not constitute compensation for the purpose of determining benefits under any other plan of the Company unless expressly included in compensation under the terms of such other plans. The Plan is not intended to duplicate other incentive plans, programs or agreements of a similar nature, including, without limitation, the Company’s Profit Sharing and Management Incentive Plans dated May 11, 2006 and amended February 14, 2008, and the Plan shall replace and supersede all such incentive plans, programs and agreements for each Performance Period applicable to Participants except to the extent the Committee decides otherwise in its sole discretion. To the extent consistent with the requirements of Section 162(m), nothing contained in the Plan shall limit the Company’s ability to make payments or awards to Participants under any other plan, program or agreement.

(g)

Code Section 409A Compliance. The parties intend that the Plan be exempt from the requirements of Section 409A to the maximum extent possible, whether pursuant to the short-term deferral exception described in Treasury Regulation Section 1.409A-1(b)(4), or otherwise. To the extent Section 409A is applicable to the Plan, the parties intend that the terms of the Plan comply with the deferral, payout and other limitations and restrictions imposed under Section 409A. Notwithstanding any other provision of the Plan to the contrary, the Plan shall be interpreted, operated and administered in a manner consistent with the foregoing intentions to the extent the Committee deems necessary or advisable to comply with the requirements of Section 409A. The Plan shall be deemed to be amended, and any deferrals and distributions hereunder shall be deemed to be modified, to the extent permitted by and necessary to comply with Section 409A and to avoid or mitigate the imposition of additional taxes under Section 409A. Notwithstanding the foregoing, no provision of the Plan shall be interpreted or construed to transfer any liability for failure to comply with Section 409A from a Participant or any other individual to the Company or any of its affiliates.

Appendix C

ITRON, INC.

CORPORATE GOVERNANCE COMMITTEE CHARTER

Revised as of February 11, 2010

Purpose

The purpose of the Corporate Governance Committee of Itron, Inc. is to:

■	Assist the Company’s Board of Directors (the “Board”) in identifying qualified individuals to become Board members;

■	Determine the composition of the Board of Directors and its committees;

■	Evaluate the Board and management effectiveness; and

■	Develop and implement the Company’s Corporate Governance Guiding Principles.

Membership and Committee Structure

The Committee will be comprised of two or more directors as determined annually by the Board. Each director will meet the independence requirements established by the Board, NASDAQ, applicable federal and state securities laws, and any other rules or regulations applicable to the Company from time to time. If the Chairman of the Board is not an independent director under the listing standards of NASDAQ, the Board will designate the Lead Independent Director to act as the Chair of the Committee. Otherwise, the Chair of the Committee will be determined by the Board.

As the Committee deems appropriate, it may retain independent counsel, accountants, compensation consultants, and other professionals to assist the Committee without seeking Board approval with respect to the selection, fees or retention terms for any such advisors. The Committee may invite other individuals, including external advisors, whether officers/employees of the Company or not, to attend Committee meetings and provide information, analysis, and advice as it deems appropriate. Such external advisors will not have a vote.

The Committee, when appropriate, may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Board, members of the Committee, or Company officers.

Appointment and Removal of Members

The members of the Committee will be appointed by the Board. The Board may remove any member from the Committee at any time, with or without cause. The Board will designate a Committee Chair. In the absence of a member designated by the Board to serve as Committee Chair, the members of the Committee may appoint from among their number a person to preside at Committee meetings. Vacancies on the Committee may be filled through appointment by the Board at any time.

Responsibilities

1)	Annually review and make recommendations regarding Board composition, organizational structure, tenure, Board size, frequency of meetings, responsibilities, director retention, and director terms.

2)

Establish the qualifications for Board membership, including independence standards, qualifications, attributes, skills, and experience. The Committee should consider the nature of the Company, its stage of development, its future strategic vision, and its current business needs.

3)	Consult with the Compensation Committee on Board compensation programs and stock ownership guidelines.

4)

Identify, evaluate, and recommend to the Board an appropriate list of qualified nominees for election to the Board at each annual meeting of shareholders or in the event of a vacancy, taking into account the nominee’s experience, qualifications, attributes, and skills. Review and implement procedures to be followed by shareholders in submitting recommendations for candidates for nomination to the Board. Review and consider shareholder recommended candidates for nomination to the Board.

5)	Evaluate the qualifications and performance of incumbent and prospective directors and determine whether to recommend them for election/re-election to the Board.

6)

Review and approve all transactions with “related persons,” as that term is defined by the SEC, including but not limited to transactions between the Company and its officers or directors, or affiliates of its officers or directors.

7)	Review conflicts of interest and time constraints of directors considering serving on other boards or who have changed employment.

8)

Recommend to the full Board removal of directors, when appropriate, subject to compliance with the Company’s Articles of Incorporation and Bylaws, as such are amended from time to time, and applicable law.

9)

Initiate and oversee an annual evaluation to determine the effectiveness of a) the performance of the Board as a whole, b) the performance of each committee, c) the performance of the Chairman of the Board (or Lead Independent Director, if applicable), and the performance of individual directors.

10)

Develop a process and evaluate the performance of the Chief Executive Officer on an annual basis. The evaluation will be communicated to the Chair of the Compensation Committee. Consult with the Compensation Committee regarding the evaluation, as necessary.

11)	Develop, periodically review, and recommend to the Board a set of corporate governance principles applicable to the Company.

12)	Review director orientation and training and recommend enhancements to the Board where appropriate.

13)	Annually review Board committee charters to ensure that responsibilities are appropriately reflected and there is no duplication. Recommend revisions to the respective committees.

14)	Review and re-assess the adequacy of this charter annually, and, if appropriate, recommend changes to the Board.

15)

Annually review the composition of each committee, and recommend committee membership and a Chair for each committee, taking into account the skills and background of each director, as well as NASDAQ requirements and other applicable state and federal securities laws, rules, and regulations. Review the Company’s policy with respect to the rotation of committee membership and chairmanships and report any recommendations to the Board.

16)

Develop and periodically recommend to the Board succession plans for the Chief Executive Officer and, through consultation with the Chief Executive Officer, ensure succession plans are in place for other key executives.

17)	Review the quality, sufficiency, and currency of information furnished by management to the directors in conjunction with Board meetings and make recommendations to management.

18)	Provide minutes of Committee meetings to and report to the Board concerning the Committee’s various responsibilities and Committee recommendations.

19)

Recommend that the Board establish such special committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The Committee’s power to make such a recommendation under this charter will be without prejudice to the right of any other committee of the Board, or any individual director, to make such a recommendation at any time.

20)	Perform an annual evaluation of the Committee’s performance and make applicable recommendations for improvement to the Board.

21)	Perform such other functions consistent with this charter, the Company’s Bylaws, and governing law, as the Committee or Board deem necessary or appropriate.

Meetings

The Committee will establish a meeting calendar annually, which will include at least four quarterly meetings for the year. The Committee may hold such other meetings as are necessary or appropriate in order for the Committee to fulfill its responsibilities. A secretary will be designated to record meeting minutes. The Committee will periodically meet in executive session absent members of the Company’s management or other persons who are not Committee members.

Any two members of the Committee will be sufficient to constitute a quorum, and a majority of a quorum will be sufficient to adopt any resolution or take any action. Meetings may be called by the Committee Chair or by any two Committee members and may be held telephonically or in person or by other communications equipment by which all persons participating can hear each other.

Appendix D

ITRON, INC.

AUDIT/FINANCE COMMITTEE CHARTER

Revised as of February 15, 2008

Purpose

The purpose of the Audit and Finance Committee (the “Committee”) of Itron, Inc. (the “Company”) is to oversee:

■	the quality and integrity of the financial reports and other financial information provided by the Company to governmental bodies and the public;

■	the Company’s and its controlled subsidiaries’ auditing, accounting and financial reporting processes;

■	the Company’s compliance with legal and regulatory requirements;

■	the independent auditor’s qualifications and independence;

■	the performance of the Company’s and its controlled subsidiaries’ internal audit function, internal auditors and its independent auditors; and

■	compliance with the Company’s code of ethics for senior financial officers and compliance with its code of conduct for all personnel.

The Committee shall have the sole authority and responsibility to appoint, determine funding for, oversee and, where appropriate, replace the independent auditor. The Committee shall also have all authority and resources necessary to fulfill the duties and responsibilities assigned to the Committee in this charter or otherwise assigned to it by the Board.

Membership and Committee Structure

The Committee shall be comprised of three or more directors, as determined annually by the Board on the recommendation of the Corporate Governance Committee. Each director shall meet the independence requirements established by the Board, the Nasdaq Stock Market, Inc., applicable federal and state securities laws and any other rules or regulations applicable to the Company from time to time.

As the Committee deems appropriate, it may retain independent counsel, accounting and other professionals to assist the Committee without seeking Board approval with respect to the selection, fees or terms of engagement of any such advisors. The Committee may invite, as it deems appropriate, other individuals, including external advisors, whether officers/employees of the Company or not, to attend Committee meetings and provide information, analysis and advice. Such external advisors shall not have a vote.

Financial Literacy

Each member of the Committee shall be financially literate (at a minimum, able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement). At least one Committee member shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the member’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities, and shall otherwise meet any Nasdaq Stock Market and federal and state law requirements or other applicable rules and regulations relating to financial expertise as may be applicable to the Company from time to time. In addition, at least one member of the Committee must be designated by the Board to be an “audit committee financial expert,” as defined by the Securities and Exchange Commission (“SEC”) pursuant to the Sarbanes-Oxley Act of 2002.

Service on Other Public Company Audit Committees

No member of the Committee shall serve on more than two audit committees of publicly traded companies, other than the Company, at the same time such member serves on this Committee, unless the Board determines that such simultaneous service would not impair the ability of such member to serve effectively on this Committee. If a Committee member serves on the audit committees of both a public company and a wholly owned subsidiary of such company, such service shall be counted as service on one audit committee, rather than two.

Appointment and Removal of Members

The members of the Committee shall be appointed by the Board annually. The Board may remove any member of the Committee at any time, with or without cause. The Board will designate a Committee Chair. In the absence of a member designated by the Board to serve as Committee Chair, the members of the Committee may appoint from among their number a person to preside at Committee meetings. Vacancies on the Committee may be filled through appointment by the Board at any time.

Responsibilities

General

1)

Provide an open and candid avenue of communication between management, the independent auditor, internal audit personnel and the Board, including meeting with members of management, the independent auditor or internal audit personnel in separate executive sessions to discuss any matters that the Committee or these personnel believe should be discussed privately with the Committee.

2)

Inquire of management, the independent auditor and internal audit personnel about significant risks or exposures that exist in the Company’s financial reporting and internal control systems and assess the steps that management has taken to correct or manage such risks.

3)	Provide minutes of Committee meetings to and report, no less frequently than quarterly, to the Board concerning the Committee’s various responsibilities and Committee recommendations.

4)	Maintain an awareness of the financial condition of the Company and its progress in achieving its goals and objectives.

Documents/Reports

1)	Review and reassess the adequacy of this charter annually and, if appropriate, propose changes to the Board.

2)

Review the Company’s annual financial statements, including accompanying footnotes and the independent auditor’s report thereon, its quarterly financial statements and any other reports or other financial information submitted to the public, including any certification, report, opinion or review rendered by the independent auditor.

3)

Review and discuss with management and the independent auditors the Company’s quarterly reports on Form 10-Q and annual reports on Form 10-K, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to their filing with the SEC. Review, at the Committee’s discretion, any other filings with the SEC (e.g., Forms 8-K and registration statements) or earnings releases, in particular those containing “pro forma” or “adjusted” information not prepared in accordance with GAAP, to be issued by the Company before they are filed or made public. Review and discuss with appropriate management their periodic evaluation of the Company’s disclosure practices and procedures and periodic certification process relating to periodic SEC filings.

4)	At the discretion of the Committee, review any other reports filed with any entity or governmental body.

5)	Prepare the report of the Audit Committee required by the rules of the SEC to be included in the Company’s annual proxy statement.

Independent Auditor

1)

Select and retain the independent auditor; determine and approve compensation of the independent auditor; review and approve the independent auditor’s engagement letter; oversee and evaluate the independent auditor and, where appropriate, replace the independent auditor, with the understanding that the independent auditor shall report directly to the Committee and shall be ultimately accountable to the Committee and to the Board, as representatives of the shareholders of the Company.

2)

Annually obtain and review the letter and written disclosures from the independent auditor consistent with Independence Standards Board Standard No. 1, including a formal written statement by the independent auditor delineating all relationships between the auditor and the Company; actively engage in a dialogue with the auditor with respect to that firm’s independence and any disclosed relationships or services that may impact the objectivity and independence of the auditor; and take, or recommend that the Board take, appropriate action to oversee the independence of the outside auditor.

3)

Annually discuss with the independent auditor the matters required to be discussed by Statement of Auditing Standards (“SAS”) No. 61, Communications with Audit Committee, SAS No. 89, Audit Adjustments, all as amended from time to time, together with any other matters as may be required for public disclosure or otherwise under applicable laws, rules and regulations.

4)

If so determined by the Committee, based on its review and discussion of the audited financial statements with management and the independent auditor, its discussions with the independent auditor regarding the matters required to be discussed by SAS 61 and its discussions regarding the auditor’s independence, recommend to the Board that the audited financial statements be included in the Company’s annual report on Form 10-K.

5)

Pre-approve the retention of the independent auditor for all audit and such non-audit services as the independent auditor is permitted to provide the Company and approve the fees for such services, and ensure that the Committee’s approval of any non-audit services from the independent auditor is publicly disclosed pursuant to applicable laws, rules and regulations. Pre-approval of audit and non-audit services from the independent auditor may not be delegated to management, but may be delegated to one or more members of the Committee so long as that member or members report their decisions to the Committee at the next scheduled meeting. In considering whether to pre-approve any non-audit services from the independent auditor, the Committee or its delegees shall consider whether the provision of such services is compatible with maintaining the independence of the auditor.

6)

Annually review and approve, in consultation with the independent auditor and management, the scope of the annual audit plan of the independent auditor and staffing and monitor such plan’s progress and results throughout the year.

7)

Annually review the performance and qualifications of the independent auditor, including the lead audit partner, and approve any proposed discharge of the independent auditor. Ensure that the independent auditor’s lead partner and reviewing partner are replaced every five years, or as otherwise required by applicable law. Consider, from time to time, whether a rotation of the independent auditing firm would be in the best interests of the Company and its shareholders.

8)	Periodically consult with the independent auditor out of the presence of management about internal controls and the fullness and accuracy of the organization’s financial statements.

9)

Set clear policies for the Company’s hiring of employees or former employees of the independent auditor who were engaged on the Company’s account and ensure that such policies comply with any regulations applicable to the Company from time to time.

10)	Review, as appropriate, the engagement of additional outside audit firms.

Internal Auditor

1)

Review and discuss with management and the independent auditor the manner in which the internal audit function is performed by or for the Company, including the staffing of the internal audit function, the responsibilities of the persons performing the internal audit function, the scope and frequency of internal audits and budgeting.

2)	Review the appointment and replacement of the senior internal auditing executive.

3)	Provide an annual review of the qualifications, performance and compensation of the senior internal auditing executive.

4)	Review the significant reports to management prepared by the persons performing the internal audit function and management responses.

5)	Periodically consult with the senior internal auditing executive out of the presence of management about internal controls and the fullness and accuracy of the Company’s financial statements.

Financial Reporting Processes

1)

In consultation with the independent auditor, review the integrity, quality and appropriateness of the Company’s financial reporting processes, both internal and external, accounting policies and disclosure practices.

2)

Consider and approve, if appropriate, major changes to the Company’s auditing and accounting principles and practices, as suggested by the independent accountants or management or by other advisors to the Committee.

3)

Review significant management estimates and judgments made in management’s preparation of the financial statements and the view of management and the independent auditor as to appropriateness of such judgments and related disclosures.

4)	Inquire of management concerning material business risks so that it can assess those risks and the quality and adequacy of disclosures.

5)

Following completion of the annual audit, review any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information, adjustments noted by the independent auditor but not taken by management, communications between the audit team and the auditor’s national office, and any management or internal control letters issued or proposed to be issued.

6)

Review any significant disagreements between management and the independent auditor regarding financial reporting. Formulate a position regarding such disagreements and facilitate resolution between management and the independent auditor.

7)

Review with the internal auditor the internal auditor’s assessment of the integrity, quality and appropriateness of the Company’s financial reporting processes, both internal and external, accounting policies and disclosure practices. Review any reports issued by the internal auditor concerning the integrity, quality and appropriateness of the Company’s financial reporting processes.

Accounting Policies; Internal Processes; Risk Management

1)

Obtain and review timely reports from the independent auditor regarding (1) all critical accounting policies to be used, (2) all alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor, and (3) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

2)	Review with management and the independent auditor the effect of regulatory and accounting initiatives, as well as off-balance sheet structures on the financial statements of the Company.

3)	Review changes in promulgated accounting and auditing standards that may materially affect the Company’s financial reporting practices.

4)

Review with the independent auditor and management the results of any benchmarking or process improvement reports (including but not limited to management letters), whether or not containing recommendations, concerning process and organizational performance, efficiency or improvements.

5)	Review with the independent auditor and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

6)

Consider and review with the independent auditor the adequacy of the Company’s internal controls, including computerized information system controls and security. Review any report issued by the independent auditor regarding management’s assessment of the Company’s internal controls.

7)

Review any reports by management regarding the effectiveness of, or any deficiencies in, the design or operation of internal controls and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.

8)	Consider and review the adequacy of the Company’s risk management policies and procedures, including insurance and bonding, derivatives and foreign currency exchange risk mitigation and hedging.

9)	Inquire of management and the independent auditor about significant risks or exposures, and assess the steps management has taken to minimize such risk to the company.

10)	Summarize for the Board management’s recommendations on dividend policy, financing activities, capital investment, cash management and investments.

11)

Review with the internal auditor the adequacy of the Company’s internal controls, including computerized information system controls and security. Review any report issued by the internal auditor regarding the Company’s internal controls.

12)

Review and discuss with management and the independent auditor, as appropriate, any correspondence with or findings from regulators or governmental agencies or any employee complaints or reports raising material issues relating to the Company’s financial statements, auditing, accounting processes, policies or internal controls.

Legal Compliance

1)

Ensure that management has a legal review system in place to ensure the Company’s financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

2)

Review, with the Company’s counsel, legal compliance matters including corporate securities trading policies and any legal matter that could have a significant impact on the organization’s financial statements.

Ethics Compliance and Complaint Procedures

1)

Monitor compliance with a code of ethics for the chief executive officer and other senior financial officers pursuant to and to the extent required by regulations applicable to the Company from time to time.

2)	Monitor compliance with a code of conduct for all employees, officers and directors pursuant to and to the extent required by regulations applicable to the Company from time to time.

3)	Establish and monitor procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters.

4)	Establish and monitor procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Other

1)

Conduct or authorize investigations into any matters within the Committee’s scope of responsibilities, retaining independent legal counsel and other professionals to assist in the conduct of any investigation as the Committee deems appropriate or necessary.

2)	Perform any other activities consistent with this charter, the Company’s bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

3)	Perform or have performed an annual evaluation of the Committee’s performance and make recommendations to the Board for improvement.

Meetings

The Committee shall establish a meeting calendar annually, which shall include at least four quarterly meetings for the year. The Committee may hold such other meetings as it deems necessary or appropriate in order for the Committee to fulfill its responsibilities. A secretary shall be designated to record meeting minutes.

As part of its responsibility to foster open communications, the Committee should meet periodically, or as otherwise required, with management, internal audit personnel and the independent auditor in separate executive sessions to discuss any matter that the Committee or any of the other personnel believe warrants Committee attention. The Committee shall periodically meet in executive session absent members of the Company’s management or other persons who are not Committee members.

The Committee, when appropriate, may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Board, members of the Committee or corporate officers.

Any two members of the Committee shall be sufficient to constitute a quorum, and a majority of a quorum shall be sufficient to adopt any resolution or take any action, including the approval of reports and documents. Meetings may be called by the Chair or by any two Committee members and may be held telephonically or in person or by other communications equipment by which all persons participating can hear each other. The independent auditor shall receive notice of meetings to which the independent auditor is invited to attend in advance to allow the independent auditor the opportunity to attend.

Appendix E

ITRON, INC.

COMPENSATION COMMITTEE CHARTER

Revised as of February 11, 2010

Purpose

The purpose of the Compensation Committee of Itron, Inc. is to:

■	Approve and evaluate executive officer compensation plans, policies and programs of the Company;

■	Evaluate the compensation of the Chief Executive Officer (“CEO”), the Chairman of the Board (if applicable), and the other executive officers;

■	Fulfill the duties and responsibilities assigned to the Committee in this charter or otherwise assigned to it by the Board of Directors (the “Board”); and

■	Produce the annual report on executive compensation as required by the Securities and Exchange Commission (the “SEC”) to be included in the Company’s proxy statement.

Membership and Committee Structure

The Committee will be comprised of three or more directors, as determined annually by the Board. Each director will (a) meet the independence requirements established by the Board, NASDAQ, applicable federal and state securities laws, and any other rules and regulations applicable to the Company from time to time, (b) be a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 and (c) be an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code (the “Code”).

As the Committee deems appropriate, it may retain independent counsel, accountants, compensation consultants and other professionals to assist the Committee without seeking Board approval with respect to the selection, fees or retention terms for any such advisors. The Committee may invite other individuals, including external advisors, whether officers/employees of the Company or not, to attend Committee meetings and provide information, analysis and advice as it deems appropriate. Such external advisors will not have a vote.

The Committee, when appropriate, may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Board or to Company officers.

Appointment and Removal of Members

The members of the Committee will be appointed by the Board on the recommendation of the Corporate Governance Committee. The Board may remove any member from the Committee at any time, with or without cause. The Board will designate a Committee Chair. In the absence of a member designated by the Board to serve as Committee Chair, the members of the Committee may appoint from among their number a person to preside at Committee meetings. Vacancies on the Committee may be filled through appointment by the Board at any time.

Responsibilities

1)

Develop and keep current an executive compensation philosophy for the Company, establish and annually review and approve policies regarding executive compensation consistent with such philosophy, and keep the Board informed of such philosophy and policies.

2)

Review and approve corporate goals and objectives relevant to the CEO’s compensation. Receive the performance evaluation of the CEO from the Corporate Governance Committee and the report, if any, submitted to the Committee by any compensation consultant retained by the Committee and recommend to the Board for its approval, the CEO’s total annual and long-term incentive compensation, based on such goals and evaluation and any such report. In determining the long-term incentive component of CEO’s compensation, the Committee will consider all relevant factors, including, without limitation, the Company’s performance and relative shareholder return, the value of similar incentive awards to chief executive officers at comparable companies, and the value of awards given to the CEO in past years. The Committee will discuss the CEO’s proposed compensation and performance-related goals and objectives with the Board for its approval.

3)

Review the performance evaluation of the Chairman of the Board (if applicable) from the Corporate Governance Committee, and recommend to the Board for its approval, the Chairman of the Board’s compensation.

4)

Review annually the performance of the other executive officers of the Company, including the CEO’s performance summaries for each of the executive officers, and provide feedback to the CEO on the Committee’s observations, if any, of the executive officers’ performance. Review the compensation recommendations of the CEO for other executive officers, and the compensation consultant’s report, if any, of any compensation consultant retained by the Committee and determine and approve, or recommend to the Board for its approval, all compensation for the Company’s other executive officers, including but not limited to:

■

Establishing performance objectives (including performance targets required to be disclosed pursuant to Item 402(b) of Regulation S-K) and certifying performance achievement in connection with annual and long-term incentive compensation plans; and

■	Reviewing and approving all equity-based compensation plans and granting awards pursuant to such plans.

5)	Recommend to the Board for its approval and, where appropriate, submission to the Company’s shareholders, incentive compensation plans and equity-based compensation plans.

6)	Review all perquisites and other personal benefits or property given, or proposed to be given, to any executive officer.

7)	Review and approve all special executive employment, compensation and retirement arrangements.

8)	Annually review executive stock ownership and monitor progress toward meeting ownership guidelines.

9)	Review and approve, after consultation with the Corporate Governance Committee, Board compensation programs and stock ownership guidelines.

10)

Recommend to the Board for Board action, adoption of any Internal Revenue Service tax-qualified retirement plans and all plan amendments that are non-administrative in nature; fulfill ERISA fiduciary and non-fiduciary functions by approving and recommending to the Board for Board action:

■	The designation of the trustee and the execution of trust agreements for any such plan or plans;

■	The termination, merger or consolidation of any such plan or plans; and

■	The extension of plan participation to employees of affiliates or subsidiaries.

11)	Recommend to the Board for Board action, all nonqualified benefit plans and all plan amendments that are non-administrative in nature; approve and recommend to the Board for its action:

■	The designation of the trustee and the execution of trust agreements for any such plan or plans;

■	Any amendments necessary for compliance of such plans with Section 409A of the Code;

■	The termination, merger or consolidation of any such plan or plans; and

■	The extension of plan participation to employees of affiliates or subsidiaries.

12)	Annually review plan administration, participation and regulatory compliance of nonqualified plans.

13)	Review management’s recommendations for other nonexecutive corporate incentive plans and annually review plan goals and results.

14)

Provide minutes of Committee meetings to the Board and report promptly to the Board on any significant matters arising from the Committee’s work, including awards for top executives and special executive employment, compensation and retirement arrangements.

15)	Annually review the Company’s compensation plans and policies to determine whether such plans and policies create risks that are reasonably likely to have a material adverse effect on the Company.

16)

Review and discuss with management the Compensation Discussion and Analysis (“CD&A”) and related disclosures required by the SEC in the annual proxy statement, including specific Committee review and input regarding:

■

The discussion of factors important to understanding the objectives, policies and philosophy underlying the executive compensation programs (including any disclosure of performance targets pursuant to Item 402(b) of Regulation S-K);

■	The information presented in the Summary Compensation Table and other supporting tabular disclosures, including narrative descriptions as required; and

■	The information and descriptive narrative provided in other disclosures, including post-employment payments, director compensation and Committee governance.

17)	Prepare the Compensation Committee Report required by the rules of the SEC to be furnished with the Company’s annual proxy statement, including:

■	A statement providing whether the Committee reviewed and discussed the CD&A with management; and

■	A statement providing whether, based on the review and discussion, the Committee recommended to the Board that the CD&A be included in the annual proxy statement.

18)	Periodically (and at least annually) review executive compensation programs and total compensation levels, including:

■	Determining whether program elements are properly coordinated and achieved intended objectives;

■	Conducting comparative analyses of total compensation relative to market;

■	Quantifying maximum payouts to executives under performance-based incentive plans and total payments under a variety of termination conditions, including upon a change in control; and

■	Determining the impact of tax and accounting rules changes.

19)	Perform such duties and responsibilities as may be assigned to the Committee under the terms of any of the Company’s compensation plans.

20)	Perform any other activities consistent with this charter, the Company’s Bylaws, and governing law, as the Committee or the Board deems necessary.

21)	Review and reassess this charter at least annually and, if appropriate, recommend changes to the Board.

22)	Obtain or perform an annual evaluation of the Committee’s performance and make applicable recommendations for improvement.

Meetings

The Committee will establish a meeting calendar annually, which will include at least four quarterly meetings for the year. The Committee may hold such other meetings as are necessary or appropriate for the Committee to fulfill its responsibilities. A secretary will be designated to record meeting minutes. The Committee will periodically meet in executive session absent members of the Company’s management or other persons who are not Committee members.

Any two members of the Committee will be sufficient to constitute a quorum, and a majority of the quorum will be sufficient to adopt any resolution or take any action. Meetings may be called by the Chair or by any two Committee members and may be held telephonically or in person or by other communications equipment by which all persons participating can hear each other.

Driving Directions to Itron Annual Meeting of Shareholders:

From the West: Take Interstate 90 East to Liberty Lake, Washington Exit (No. 296). Exit the Interstate and stay straight to go onto East Appleway Avenue. Proceed one mile and turn right onto North Molter Road. Turn right into Itron driveway at 2111 North Molter Road.

From the East: Take Interstate 90 West to Liberty Lake, Washington Exit (No. 296). Exit the Interstate and at stop sign, turn left onto North Harvard Rd. Proceed to stoplight and turn left onto East Appleway Avenue. Proceed one mile and turn right onto North Molter Road. Turn right into Itron driveway at 2111 North Molter Road.

For questions, call 509-924-9900.

101016CP-01

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting.

Both are available 24 hours a day, 7 days a week.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the shareholder meeting date.

Itron, Inc.	INTERNET http://www.proxyvoting.com/itri Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.

OR
TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote by Internet or by telephone, it is NOT necessary to mail back your voting form/proxy.

To vote by mail, mark, sign and date this form and return it in the enclosed postage-paid envelope before April 30, 2010.

Your Internet or telephone vote authorizes Fidelity to vote your shares in the same manner as if you marked, signed and returned the enclosed voting form.

70360-bl

▼ FOLD AND DETACH HERE ▼

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES AND “FOR” THE ADOPTION OF PROPOSALS 2, 3 AND 4.
	Please mark your votes as indicated in this example	☒

1. ELECTION OF DIRECTORS	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN

1.1 Thomas S. Glanville	☐	☐	☐	2. APPROVAL OF THE ITRON, INC. 2010 STOCK INCENTIVE PLAN	☐	☐	☐

1.2 Sharon L. Nelson	☐	☐	☐	3. APPROVAL OF THE ITRON, INC. EXECUTIVE MANAGEMENT INCENTIVE PLAN	☐	☐	☐

1.3 Malcolm Unsworth	☐	☐	☐	4. RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2010	☐	☐	☐

				I plan to attend the Annual Meeting.	☐	YES

IMPORTANT – PLEASE DATE AND SIGN BELOW

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ABOVE BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES NAMED AND FOR THE OTHER PROPOSALS OR OTHERWISE IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS.

					Mark Here for Address Change or Comments SEE REVERSE		☐

Signature	Signature	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Important notice regarding the Internet availability of proxy materials for the Shareholders Meeting to be held on May 4, 2010. The Proxy Statement and the Annual Report to security holders are available at: http://bnymellon.mobular.net/bnymellon/itri

▼ FOLD AND DETACH HERE ▼

PROXY

ITRON, INC.

Annual Meeting May 4, 2010

Fidelity Management Trust Company (“Fidelity”), as Trustee of the Itron, Inc. Incentive Savings Plan, has been requested to forward to you the enclosed proxy material relative to the securities held by us in your account but not registered in your name. Such securities can be voted only by Fidelity as holder of record. Fidelity will vote your securities in accordance with your wishes if you execute this form and return it promptly in the enclosed business reply envelope, or provide directions via the telephone or internet, as described elsewhere in this form. It is understood that, if you sign without otherwise marking the form, the securities will be voted as recommended by the Board of Directors on all matters to be considered at the meeting.

For this meeting, to the extent of its authority to vote securities in the absence of participant instructions, unless otherwise required by law, Fidelity will not vote any allocated shares with respect to which Fidelity does not receive timely voting directions. In order to ensure that your securities are voted as you wish, please provide your vote directions by April 30, 2010.

Fidelity Management Trust Company

Address Change/Comments (Mark the corresponding box on the reverse side)	BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550
SOUTH HACKENSACK, NJ 07606-9250 (Continued and to be marked, dated and signed, on the other side)

70360-bl

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting.

Both are available 24 hours a day, 7 days a week.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the shareholder meeting date.

Itron, Inc.	INTERNET http://www.proxyvoting.com/itri Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.
OR
TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

70360

▼ FOLD AND DETACH HERE ▼

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES AND “FOR” THE ADOPTION OF PROPOSALS 2, 3 AND 4.
	Please mark your votes as indicated in this example	☒

1. ELECTION OF DIRECTORS	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN

1.1 Thomas S. Glanville	☐	☐	☐	2. APPROVAL OF THE ITRON, INC. 2010 STOCK INCENTIVE PLAN	☐	☐	☐

1.2 Sharon L. Nelson	☐	☐	☐	3. APPROVAL OF THE ITRON, INC. EXECUTIVE MANAGEMENT INCENTIVE PLAN	☐	☐	☐

1.3 Malcolm Unsworth	☐	☐	☐	4. RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2010	☐	☐	☐

				I plan to attend the Annual Meeting.	☐	YES

IMPORTANT – PLEASE DATE AND SIGN BELOW

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ABOVE BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES NAMED AND FOR THE OTHER PROPOSALS OR OTHERWISE IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS.

					Mark Here for Address Change or Comments SEE REVERSE		☐

Signature	Signature	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

You can now access your Itron, Inc. account online.

Access your Itron, Inc. account online via Investor ServiceDirect® (ISD).

BNY Mellon Shareowner Services, the transfer agent for Itron, Inc., now makes it easy and convenient to get current information on your shareholder account.

• View account status	• View payment history for dividends

• View certificate history	• Make address changes

• View book-entry information	• Obtain a duplicate 1099 tax form

Visit us on the web at http://www.bnymellon.com/shareowner/isd

For Technical Assistance Call 1-877-978-7778 between 9am-7pm

Monday-Friday Eastern Time

Investor ServiceDirect®

Available 24 hours per day, 7 days per week

TOLL FREE NUMBER: 1-800-370-1163

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.

Important notice regarding the Internet availability of proxy materials for the Shareholders Meeting to be held on May 4, 2010. The Proxy Statement and the Annual Report to security holders are available at: http://bnymellon.mobular.net/bnymellon/itri

▼  FOLD AND DETACH HERE ▼

ITRON, INC.

This Proxy is solicited by Itron’s Board of Directors for the Annual Meeting of

Shareholders to be held on May 4, 2010

The undersigned hereby appoint(s) Malcolm Unsworth and John W. Holleran and each of them, as proxies, with full power of substitution, to represent and vote as designated all shares of common stock of Itron, Inc. held of record by the undersigned on February 26, 2010, at the Annual Meeting of Shareholders of Itron to be held at the principal executive offices of Itron, Inc., 2111 N. Molter Road, - in the Atrium, Liberty Lake, Washington 99019, at 8:00 a.m., local time, on Tuesday, May 4, 2010, with authority to vote upon the matters listed below and with discretionary authority as to any other matters that may properly come before the meeting or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES NAMED AND FOR THE OTHER PROPOSALS OR OTHERWISE IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS.

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

(Martk the corresponding box on the reverse side)
Address Change/Comments
BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250 (Continued and to be marked, dated and signed, on the other side)

70360